Exhibit 99.1

 Deutsche Bank AG  Sept 2020  Sage Social Housing  Report & Valuation of 1,609 affordable housingunits for Deutsche Bank AG  savills.co.uk

18 September 2020

File Ref: 464265 SAS

savills

Andy Smith
E: ADSmith@savills.com
M: +44 (0) 7967 555 480
DL: +44 (0) 20 7409 5993

33 Margaret Street
London W1G 0JD
T: +44 (0) 20 7499 8644
savills.com

To

(a) Deutsche Bank AG, London Branch and each if its affiliates in its capacity as arranger for the Facility Agreement
(b) Sage AR Funding No. 1 PLC as Lender (as defined in the Facility Agreement) and each of its successors, assignees and transferees from time to time
(c) Situs Asset Management Limited as Facility Agent and Common Security Agent on behalf of each Finance Party (as defined in the Facility Agreement) and each of their successors, assignees and transferees from time to time
(d) U.S. Bank Trustees Limited as Note Trustee and Issuer Security Trustee on behalf of the Noteholders (as defined in the Facility Agreement) and each of its successors, assignees and transferees from time to time
(e) Sage Borrower AR1 Limited as the Borrower (as defined in the Facility Agreement) and each Finance Party, as defined in the Facility Agreement, from time to time.

(together, the "Addressees")

Dear Sirs,

SAGE SOCIAL HOUSING

VALUATION OF HOUSING STOCK FOR LOAN SECURITY PURPOSES - 1,609 HOMES IN 113 NATIONWIDE LOCATIONS

In accordance with the instructions contained in your letter to us dated 24 June 2020, as confirmed in our letter to you dated 14 July 2020 we have inspected the property and made such enquiries as are sufficient to provide you with our opinion of value on the bases stated below. Copies of your instruction letter and of our letter of confirmation are enclosed at **Appendix 6.**

We draw your attention to our accompanying Report together with the General Assumptions and Conditions upon which our Valuation has been prepared, details of which are provided at the rear of our report.

We trust that our report meets your requirements, however should you have any queries, please do not hesitate to contact us.

Yours faithfully

For and on behalf of Savills Advisory Services Limited

Andy Smith BSc MRICS IRRV **RICS Registered Valuer** Director	**Kathryn Devine BSc Hons MRICS** **RICS Registered Valuer** Associate Director	**Fabian Watts MRICS** **RICS Registered Valuer** Director

Offices and associates throughout the Americas, Europe, Asia Pacific, Africa and the Middle East.

 Savills Advisory Services Limited. Chartered Surveyors. A subsidiary of Savills plc. Registered in England No.. 6215875Registered office: 33 Margaret Street, London, W1G 0JD

 Contents  Executive Summary  1  1.  Instructions and Terms of Reference  4  1.1.  Instructions & Terms of Reference  5  1.2.  Basis of Valuation  5  1.3.  General Assumptions and Conditions  6  1.4.  Valuation Date  6  1.5.  Purpose of Valuation  6  1.6.  Proposed Loan Terms  6  1.7.  Conflicts of Interest  6  1.8.  Valuer Details and Inspection  6  1.9.  Extent of Due Diligence Enquiries and Information Sources  7  1.10. Liability Cap  7  1.11. RICS Compliance  7  2.  The Properties  8  2.1.  The Properties  9  2.2.  Environmental Considerations  10  2.3.  Energy Act 2011  11  2.4.  Fire  11  2.5.  Town Planning  11  2.6.  Title and Tenure  12  2.7.  Lotting  13  2.8.  Rental Income  13  3.  Market Commentary  14  3.1.  General Summary  15  3.2.  Local Market Conditions  17  3.3.  Vacant Possession Values  18  3.4.  Market Rents  18  4.  Valuation Advice  19  4.1.  Existing Use Value For Social Housing - Valuation Approach  20  4.2.  Market Value - Subject to Tenancies (MV-STT) - Valuation Approach  25  5.  Valuations  27  5.1.  Valuations  28  5.2.  Multi Storey Buildings  29  5.3.  Additional Advice  29  5.4.  Lotting and Value Disaggregation  29  6.  Suitability, Liability & Confidentiality  30  6.1.  Suitability as Loan Security  31  6.2.  Verification  31  6.3.  Confidentiality  32  Deutsche Bank AG  September 2020  2

 Appendix 1  Executive Summary of Valuation  Appendix 2  Market Commentary  Appendix 3  Schedule of Properties  Appendix 4  Scheme Proformas  Appendix 5  Map of Stock  Appendix 6  Instruction Letter and Confirmation of Instructions  Appendix 7  General Assumptions  Appendix 8  Fire Safety and External Wall system information  Appendix 9  Comparable Investment Transactions  Deutsche Bank AG  September 2020  1

 Executive Summary  Deutsche Bank AG  September 2020  2

savills

Address	1,609 affordable rented and social rented properties within 113 schemes and locations across England
Use	Affordable and social rented residential housing
Location	Nationwide with three quarters of the stock located in South East, East of England and the East Midlands
Background	Our valuation is required for loan security purposes in connection with a proposed facility to be granted to the Borrower.
Description	The stock is a mixture of houses and flats in new purpose built schemes dating from 2018. The stock contains 23 homes over 2 sites within high rise buildings. The schemes are generally situated in good residential locations. Locations vary, but most stock is within good proximity of reasonable transport links and amenities.
Planning	As per final certificates of title
Tenure	As per final certificates of title
Tenancies	186 social rented properties and 1,423 Affordable Rented
Passing Rent	£11,896,720
Market Rent	£16,679,000
EUV-SH	£239,010,000
MV-STT	£308,433,000 (including 162 properties with a value capped at EUV-SH)
Aggregate Vacant Possession Value	£377,982,000
Strengths	▪ Low risk investment ▪ Long-term income profile ▪ Good income return ▪ Likely increased demand for affordable housing
Risks and Mitigants	• Outstanding information in respect of the certificates of title as at the date of our report — we draw your attention to sections 2.6 and 2.7 of our report and recommend that your solicitors advise you on the outstanding risks. • High Rise Buildings – 23 flats in 2 London locations – Important to check that EWS1 in place if needed – otherwise there may be additional costs associated with these properties
Information Requiring Clarification	Draft Certificates of title as at the date of our report

Deutsche Bank AG September 2020 3

Suitability for Security	We have considered each of the principal risks associated with these Properties within the context of the wider property market and these risks are reflected in our valuation calculations and reported figures as appropriate. Overall, we consider that the Properties provide good security for a loan secured upon it, which reflects the nature of the Properties, our reported opinions of value and the risks involved.

Basis of valuation	Number of Units	Total Value	NIY
MV-STT	1,609	£308,433,000	3.03%
EUV-SH	1,609	£239,010,000	4.18%
Market Rent	1,609	£16,679,000	-
Vacant Possession Value	1,609	£377,982,000	-

Deutsche Bank AG September 2020 2

 1.  Instructions and Terms of Reference  Deutsche Bank AG  September 2020  5

1.1. Instructions & Terms of Reference

Further to instructions received from Deutsche Bank AG dated 24 June 2020 and our confirmation of instructions letter dated 14 August 2020 we now have pleasure in reporting to you the following valuations and advice for the purposes of assessing secured lending on the subject properties to Sage Social Housing/Blackstone Real Estate Partners LLP (the Sponsor).

1.2. Basis of Valuation

In accordance with your instructions, we have provided an assessment of the Market Value ("MV") of the Properties subject to the Tenancies, Market Rent and the Existing Use Value for Social Housing ("EUV-SH") of the tenanted properties.

Existing Use Value for Social Housing is defined by the Royal Institution of Chartered Surveyors ("RICS") at UK VPGA 7 as:-

"Existing use value for social housing (EUV-SH) is an opinion of the best price at which the sale of an interest in a property would have been completed unconditionally for a cash consideration on the valuation date, assuming:

- *a) a willing seller*
- *b) that prior to the valuation date there had been a reasonable period (having regard to the nature of the property and the state of the market) for the property marketing of the interest for the agreement of the price in terms and for the completion of the sale*
- *c) that the state of the market, level of values and other circumstances were on any earlier assumed data of exchange of contracts, the same as on the date of valuation*
- *d) that no account is taken of any additional bid by a prospective purchaser with a special interest*
- *e) that both parties to the transaction had acted knowledgeably, prudently and without compulsion*
- *f) that the property will continue to be let by a body pursuant to delivery of a service for the existing use*
- *g) that the vendor would only be able to dispose of the property to organisations intending to manage their housing stock in accordance with the regulatory body's requirement*
- *h) that properties temporarily vacant pending re-letting should be valued, if there is a letting demand, on the basis that the prospective purchaser intends to re-let them, rather than with vacant possession and*
- *i) that any subsequent sale would be subject to all the same assumptions above"*

Market Value (MV) is defined in IVS 104 paragraph 30.1 as:

"The estimated amount for which an asset or liability should exchange on the valuation date between a willing buyer and a willing seller in an arm's length transaction after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion."

Market Rent (MR) is defined in IVS 104 paragraph 40.15 as:

'the estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm's length transaction, after proper marketing and where the parties had each acted knowledgeably, prudently and without compulsion.'

Deutsche Bank AG September 2020 4

1.3. General Assumptions and Conditions

All our valuations have been carried out on the basis of the General Assumptions and Standard Conditions set out in **Appendix 7** of this report.

1.4. Valuation Date

Our opinions of value are as at the date of this report. The importance of the valuation date must be stressed as property values can change over a relatively short period of time.

1.5. Purpose of Valuation

We understand that our valuation is required for loan security purposes in connection with a proposed facility to be granted to the Borrower.

1.6. Proposed Loan Terms

You have not provided us with details of the loan terms. Although we comment on the suitability of the Property as loan security, we do so generally and not in the context of specific loan terms as we are not qualified to do so.

1.7. Conflicts of Interest

As previously advised, Savills Advisory Services Limited has had a material connection or involvement with the Property. More particularly, we have valued these properties previously for loan security, some of the properties were valued from our Leeds office. This notwithstanding you have provided your Informed Consent to us in writing and accordingly, we are reporting on an objective and unbiased basis.

You have instructed us to undertake this valuation in the knowledge that our previous involvement with the property / Borrower is that we have valued these properties previously for loan security, and the majority of properties were valued from our Leeds office. This involvement may be perceived as a potential conflict of interest, but the way in which we have managed it is that a different team of valuers in our London office are carrying out the valuation. In the light of this, we are providing you with an independent valuation of the property in accordance with the RICS Red Book. We will, however, be acting as External Valuers, as defined in the Red Book.

1.8. Valuer Details and Inspection

The due diligence enquiries referred to below were undertaken by Fabian Watts MRICS and Kathryn Devine BSc MRICS. The valuations have also been reviewed by Andy Smith BSc MRICS IRRV.

A representative sample of 7 properties were inspected internally in July and August 2020 by Kathryn Devine MRICS and Fabian Watts MRICS (at sites 103, 192, 611, 683 and 1157) and all of the properties were inspected externally. The COVID 19 epidemic has limited the number of internal inspections that we have been able to safely complete and we have therefore only been able to access vacant units though we have had sight of internal photographs on a selection of the properties, and have been provided with the general internal specification of the properties.

All those above with MRICS or FRICS qualifications are also RICS Registered Valuers. Furthermore, in accordance with VPS 3.7, we confirm that the aforementioned individuals have sufficient current local and national knowledge of the particular market and the skills and understanding to undertake the valuation competently.

Deutsche Bank AG September 2020 6

 1.9.  Extent of Due Diligence Enquiries and Information Sources  The extent of the due diligence enquiries we have undertaken and the sources of the information we have relied upon for thepurpose of our valuation are stated in the relevant sections of our report below.  In summary Sage Social Housing has provided the following:   Property Schedule   Site Plans   Developer/Sage specification  We have also been provided with draft Certificates of Title by the Borrower’s lawyers as at the date of our report.  1.10.  Liability Cap  Our letter confirming instructions at Appendix 6 includes details of any liability cap.  1.11.  RICS Compliance  This report has been prepared in accordance with the RICS Valuation - Global Standards (incorporating the IVSC InternationalValuation Standards) effective from 31 January 2020 together, where applicable, with the UK National Supplement effective 14January 2019, together the ‘’Red Book’.  Deutsche Bank AG  September 2020  7

 2.  The Properties  Deutsche Bank AG  September 2020  8

2.1. The Properties

2.1.1. Location and Description

The Properties to be valued comprise 1,610 homes in 114 schemes/locations detailed in **Table 1** below.

Table 1: Stock Location

Region	Flats	Houses	Total
East Midlands	57	231	288
East of England	104	213	317
Greater London	61	8	69
North	39	52	91
North West	14	46	60
South East	267	346	613
South West	17	32	49
West Midlands	37	50	87
Yorkshire & Humberside	16	19	35
Total	**612**	**997**	**1609**

Source: Sage Social Housing

The stock is a mixture of new build houses and flats in new purpose built schemes dating from 2018.

The stock contains 23 units over 2 sites within high rise flats. Please refer to section 2.1.4 'High Rise Flats' for further details.

The schemes are generally situated in good residential locations. Locations vary, but most stock is within good proximity of reasonable transport links and amenities.

The spread of the stock is shown on the maps in **Appendix 5.**

Details of the individual schemes can be found in the scheme proformas at **Appendix 4**. This includes photographs, unit mix, date of inspection, inspection notes, market values and market rents for each scheme. A map showing the national spread of the portfolio can be found in **Appendix 5**.

Table 2: Year of Completion

Year	Number of Units
2017	4
2018	276
2019	869
2020	460
Total	**1609**

The units have mostly been acquired as the S106 affordable housing portion of larger private developments.

Deutsche Bank AG September 2020 9

2.1.2. Property Types

The properties can be summarised by type and tenancy type/tenure as follows:

Table 3: Property Types and Tenure

Type	Houses & Bungalows	Flats & Maisonettes	Total
General Needs - Social Rented	93	93	186
General Needs - Affordable Rented	904	519	1423
Total	**997**	**612**	**1609**

Source: Sage Social Housing

Please refer to **Appendix 1** for a full summary breakdown of the schemes and property types, together with summary rental income data. **Appendix 3** includes a full list of the properties.

2.1.3. Condition

As instructed, we have not carried out a structural survey. However, we can comment, without liability, that during the course of our inspections for valuation purposes, we observed that the Properties appear to be generally in good condition.

Apart from any matters specifically referred to in this report, we have assumed that the Properties are free from structural faults, or other defects and are in a good and lettable condition internally. The report is prepared on this assumption.

2.1.4. High Rise Properties

Site 857, Duncan House, E15 London and site 10, Bloom House, Yeoman St SE8 London are the only 2 high rise properties within the portfolio. Duncan House is a 21-storey building and includes 11 units. The external façade details confirming the external cladding system is made up of a concrete panel ("Techcrete") with mineral fibre insulation. The design is in accordance with the 2010 building regulations. Bloom House comprises 12 one, two and three bed units set over Ground + 5 storeys within 1 stair core. The construction is generally RC frame with SFS/ masonry external wall. The cladding appears to be made of brick. **Appendix 8** includes further detail on these units.

2.1.5. Services

No detailed inspections or tests have been carried out by us on any of the services or items of equipment, therefore no warranty can be given with regard to their purpose. We have valued the Properties on the assumption that all services are in full working order and comply with all statutory requirements and standards.

2.2. Environmental Considerations

We have valued the Properties on the assumption that they have not suffered any land contamination in the past, nor are they likely to become so contaminated in the foreseeable future. However, should it subsequently be established that contamination exists at the Properties, or on any neighbouring land, then we may wish to review our valuation advice.

We have assumed there to be no adverse ground or soil conditions and that the load bearing qualities of the site are sufficient to support the building constructed thereon.

Deutsche Bank AG September 2020 10

savills

2.3. Energy Act 2011

The provisions of the Energy Act 2011 make it unlawful to sell or let commercial or residential properties without an EPC rating, or with an EPC rating of F or G (the lowest 2 grades of energy efficiency).

Properties classified as low cost rental accommodation under section 69 of the Housing and Regeneration Act where the Landlord is a private registered provider of social housing, or where the landlord is a body registered as a social landlord under Chapter 1 or Part 1 of the Housing Act 1996, fall under the exemptions for the legislation.

However the properties would be required to be compliant in the event that they were in private ownership following enforcement of the security. We therefore recommend your solicitors confirm that the properties are compliant. We have valued on the assumption that this is the case.

2.4. Fire

Sage Social Housing confirm that, where applicable, Fire Risk Assessments ('FRAs") have been undertaken where required and are within date, and that the properties comply with all relevant standards and regulations. Our valuation is prepared on this assumption. Duncan House, E15 and Bloom House, Yeoman St SE8 are high rise properties. We attach further details in respect of these properties at **Appendix 8**.

2.5. Town Planning

In the context of this valuation it is not practical to make planning enquiries for all the properties but we have reviewed the draft certificates of titles provided by the Borrower's lawyers which contain information relating to the discharge of S106 obligations in particular financial ones. We are aware that there are a number of sites where not all planning conditions have yet been discharged. The final position will be clarified once final certificates of title have been made available. It should be noted though that in almost all cases, the properties in this portfolio comprise the affordable housing allocation of much larger residential developments being undertaken by volume house builders. Any financial contributions required under the various S106 agreements would involve the lead developer, who would be unable to complete their development without firstly agreeing the sale of the allocated Affordable Housing to a Registered Provider (such as Sage) and also making the financial contributions. The level of those contributions would be based on the whole development, not just the allocated Affordable Housing, which in most cases comprises a small part of the whole. For that reason, we consider it highly unlikely that Sage would ever find themselves in a position where they are required to pay the full amount of the financial contribution in the unlikely event that the lead developer failed to do so.

We understand from your solicitors that there is no indemnity insurance in place on any of the properties.

We have assumed that there are no pending planning applications or other planning issues likely to adversely affect the subject properties. We have not made specific planning enquiries for each site.

We have also assumed that the relevant consent for any extensions and alterations works to the properties have been obtained and fully complied with. We advise that your solicitors confirm the properties are currently being used in line with their consented planning use and that construction fully met building regulation requirements.

Deutsche Bank AG September 2020 11

2.6. Title and Tenure

2.6.1. Title

We have been provided with the draft certificates of title for each scheme, sent to us by the Borrower's solicitors.

If s.106 agreements are restrictive or incorporate an ineffective Mortgagee Protection Clause ("MPC") this can result, in the instance of rented accommodation, in the valuation being limited to EUV-SH and precluding lending at MV-STT. Following our review of the draft certificates of title, we are of the opinion that the values for the following sites should be restricted to EUV-SH:

Site reference	Address
630	Mickleover, Derbyshire
43	Northampton, Northants
87	Breadsall Hill Top , Derbyshire
89	Wakefield, West Yorkshire
112	East Leake, Leicestershire
502	Farnham, Surrey
666	Kibworth Beauchamp, Leicestershire
670	Chellaston, Derbyshire
675	Chellaston, Derbyshire
706	Saffron Walden, Essex
739	Shavington, Crewe
807	Stockport, Greater Manchester
1109	Sandbach, Cheshire East
1779	Hounslow, LB of Hounslow
112B	East Leake, Leicestershre

We understand that there are instances on other sites where the Borrower's lawyers are still waiting for a number of documents before the position can be finalised. We have attributed a MV-STT to the sites listed below subject to seeing the final certificates of title.

Site reference	Address
150	Peacehaven, East Sussex
158B	Edwalton, Nottinghamshire
377A	Brackley, Northamptonshire
400	Salisbury, Wiltshire
405	Andover, Hampshire
434	Cottenham, Cambridge
454	Bassingbourn, Cambs
494	Tamworth, West Midlands
595	Haywards Heath, West Sussex
624	Hamilton, Leicestershire
942	Uxbridge, Greater London
2301G	Salisbury, Wiltshire
2317G	Apsley, Hertfordshire

Deutsche Bank AG September 2020 12

Subject to a review of the final certificates of title, we have assumed that each property has good and marketable title and that there are no restrictions or covenants that would adversely affect our opinion of value.

2.6.2. Tenancies

We have been supplied with copies of the Borrower's standard tenancy agreements, a Starter Tenancy and a Periodic Assured Tenancy. Most of the rented units are likely be let under the Starter Tenancy with the intention that they transfer to a periodic assured tenancy after a probationary period of 12 months which can be extended to 18 months.

The Starter Tenancy is defined as an Assured Shorthold Tenancy and allows the RP to increase rent annually. The rent increase mechanism is not stated, but under the Starter tenancy it is "the rent stated" with a right of appeal to a tribunal. This tenancy confers a right of succession on the tenant. The rent under this agreement can be reviewed once a year to an open market level.

The Periodic Assured Weekly Tenancy rent can be reviewed once a year up to an open market level. The tenant has the usual rights of appeal to the local Rent Assessment Committee. This tenancy confers a right of succession on the tenant.

2.7. Lotting

We have valued the properties on a site by site basis and aggregated them.

2.8. Rental Income

The gross annual rental income currently produced by the properties, before deductions, is shown in the following table broken down by tenure.

Table 4: Gross Annual Rental Income (correct as at 15 September 2020)

Tenure Type	Number of rented units	Estimated Gross Rent £ (includes both occupied and vacant units)	
Social Rent	186	£	909,438
Affordable Rent	1423	£	10,987,281
Total	**1609**	**£**	**11,896,720**

Source: Sage Social Housing

Average rent levels, on a 52-week year basis, are shown below, as derived from the property schedule sent to us by the Borrower:

Table 5: Rent Levels 20/21 £ per week

Property Type	Estimated Gross Rent £ (includes both occupied and vacant units)	
General Needs Houses	£	102.34
General Needs Flats	£	85.71
Social Rented Average	**£**	**94.03**
General Needs Houses - Affordable	£	154.81
General Needs Flats - Affordable	£	137.47
Affordable Rented Average	**£**	**148.48**

Source: Sage Housing

Deutsche Bank AG September 2020 13

 3.  Market Commentary  Deutsche Bank AG  September 2020  14

3.1. General Summary

3.1.1. Economy

In common with other economies around the world, the UK economy has suffered as a result of the coronavirus pandemic. The UK Government put in place support measures for the economy and businesses which may go some way to reduce the impact of the pandemic, but it has become evident that the short-term economic impact will be greater than originally anticipated.

The ONS has estimated that the economy contracted by 5.8% in March alone. Most forecasters have therefore downgraded their forecasts for the second quarter of 2020. Forecasts from Oxford Economics anticipate that GDP will fall by -8.3% in 2020 (-2% Q1, -14% Q2, +6.5% Q3, +4.7% Q4), before rebounding in 2021. The Bank of England base rate is expected to remain at 0.1% until 2022 Q2 and only gradually rise thereafter. Unemployment has risen and is likely to continue to rise in this year and not return to pre-pandemic levels until 2021. The risk of a 'hard Brexit' at the end of the year may also weaken appetite to recruit and slow employment rebound, but predicted levels remain below the rate seen in the 5 years following the Global Financial Crisis.

3.1.2. Housing Market - General

For the seven and a half weeks from 23rd March to 13th May, the housing market was effectively in lockdown and transaction activity was severely suppressed. Since reopening, it is likely that there will be some pent up demand in the market, but it is anticipated that this spike will be short lived and the housing market's recovery will be determined by the rebound of the wider economy, notably it's impacts on household incomes.

Savills Research expect the pandemic to have a more limited and shorter lived impact on the economy than after the Global Financial Crisis. They expect short term price falls to be of the order of around 7.5% on a low level of transactions. The pace of recovery from that point will depend on the state of the wider economy but on balance Savills expect the five year outlook for prices to remain as predicted last November at around +15%, albeit with a different distribution of growth year to year, and regional variances depending on major sectors of employment.

The Government has announced measures to support those in rented housing including a moratorium on evictions, which has been extended for another two months to August, however no direct support for tenants has been given to date. Rental values tend to be more resilient than capital values during a downturn, and Savills Research expect rents to remain relatively resilient in the coming months and years. There may be modest falls in private sector rents paid over the next year as rental growth generally shows a correlation with income growth, with growth accelerating again as income growth returns.

3.1.3. Social Housing and Residential Investment Markets

The impact of the COVID-19 pandemic on sales transactions between Registered Providers has been limited. Registered Providers are working hard to support and safeguard their tenants and staff at this time. Thorough stress testing has been carried out with particular focus on rent arrears and bad debts, voids and operational costs, with some business plans updated, but impacts are expected to be relatively limited and many paused repair and development programmes have now re started. Sales transactions have continued to take place since lockdown on 23 March, market activity remains steady and there has been no discernible impact on pricing.

Deutsche Bank AG September 2020 15

The response of investors in the residential investment market to date has been mixed. Very few transactions have taken place, although we have seen new opportunities receiving bids at pre COVID-19 levels, there is still some time before exchange and transactional evidence. It is possible that a widespread expectation of house price falls will feed through into investment yields, and investors are being slightly cautious because of the uncertainties in the economy, but at present it is too early to tell how pricing will be affected.

In order to examine the possible impact of the crisis on our valuations we provide some sensitivity analysis in section 5.2.

3.1.4. Residential Property Forecasts

Savills' most recent house price forecasts show house prices falling by 7.5% across all of the UK, with similar downward pressures on prices and transactions in 2020 expected. However, they expect the pace of subsequent recovery to vary.

At this stage in the housing market cycle, it would normally be expected that the Midlands, North, Wales and Scotland would perform strongest, with slower growth in London and the South where values rose faster in the decade preceding the EU referendum. Covid has the potential to change that dynamic in the short term.

Different employment sectors have faced different challenges during the lockdown. For some sectors, such as Professional, Scientific & Technology, the impact is relatively mild, with many employees able to work from home. For others, such as Accommodation & Food Service, remote work is not usually an option. Housing markets will recover fastest in regions with more jobs in more resilient employment sectors.

We therefore expect London and the South East to lead the housing market recovery. These regions also benefit more from lower interest rates, which in the short term will ease some of the affordability pressures that have constrained price growth there. Regions with a higher reliance on tourism, such as the South West, will recover more slowly, even though affordability is less of a challenge.

The revised five year forecast for mainstream residential property is shown in the table below, together with mainstream rental foreacasts.

Table 6: UK House Price 5-Year Forecasts %pa

Region	2020	2021	2022	2023	2024	5 Year
UK	-7.5	5.0	8.0	5.0	4.5	15.1
North West	-7.5	8.5	9.0	7.0	6.0	24.1
Yorkshire & The Humber	-7.5	3.0	10.0	8.0	7.0	21.1
Scotland	-7.5	7.0	8.5	6.0	5.5	20.1
North East	-7.5	2.0	10.0	8.0	7.0	19.9
East Midlands	-7.5	7.0	7.5	5.5	5.5	18.4
West Midlands	-7.5	2.0	10.0	7.0	6.5	18.3
Wales	-7.5	2.0	10.0	7.0	6.0	17.7
South West	-7.5	3.0	8.0	5.5	4.0	12.9
South East and East	-7.5	8.0	5.5	2.5	2.5	10.7
London	-7.5	6.0	3.0	1.5	1.5	4.0
UK mainstream rental forecasts	-1.5	5.5	3.0	3.0	3.0	13.6

Source: Savills

Savills most recent residential market commentary is included at **Appendix 2**.

Deutsche Bank AG September 2020 16

 3.2.  Local Market Conditions  The portfolio is spread throughout the UK and market conditions vary along national guidelines, specified above.  This is illustrated by the Land Registry data in Table 7 and 8 below. Sales volume data in 2020 was only available for Januaryand February and has been pro-rated accordingly. Average sales prices are for the first 4 months of 2020 only.  Table 7: Sales Volume and Average Property Price - UK  £250,000  £200,000  £150,000  £100,000  £50,000  £0  2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020  Year  Sum of Sales Volume Average of Average price All property types  1200000  1000000  800000  600000  400000  200000  0  Three quarters of the stock are located in the South East, East of England and the East Midlands and therefore a more detailedgraph is included below .  Table 8: Sales Volume and Average Property Price - Regional  £350,000  £300,000  £250,000  £200,000  £150,000  £100,000  £50,000  £-  2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020  Year  Sum of Sales Volume South East Sum of Sales Volume East of England  Sum of Sales Volume East Midlands Average price South East  Average price East of England Average price East Midlands  180000  160000  140000  120000  100000  80000  60000  40000  20000  0  Deutsche Bank AG  September 2020  17

Estate agents reopened on 13th May and market activity has picked up again.

3.3. Vacant Possession Values

In the absence of current transactional evidence We have relied on a mixture of evidence, some from before March and some more recent post lockdown in order to assess current values and rent. The borrower has provided us with sales evidence on some of the sites where they also own shared ownership units. This recent evidence is not often publicly available. We have used this evidence in addition to comparable information from our usual information sources. **Table 9** below shows the average vacant possession values for the properties included within the valuation summarised by type and bedroom number.

Table 9: Vacant Possession Values

Savills Property Type	Bedrooms	Average	
Houses and Bungalows	1	£	158,174
	2	£	230,312
	3	£	284,552
	4	£	357,746
Average VP value of all Houses & Bungalows		**£**	**251,020**
Flats and Maisonettes	1	£	177,529
	2	£	225,604
	3	£	560,455
Average VP value of all Flats & Maisonettes		**£**	**208,685**

Source: Savills

Further detail of vacant possession values can be found on the property schedule at **Appendix 3**.

3.4. Market Rents

Table 10 below shows the average rental values for the properties included within the valuation summarised by type and bedroom number. It is expected that rental levels at the lower end of the market will be less affected than vacant values by the COVID-19 crisis, because they are underpinned by a shortage of accommodation and various Government interventions to support incomes.

Table 10: Average Market Rent

Savills Property Type	Bedrooms	Average Market Rent £pcm	
Houses and Bungalows	1	£	623
	2	£	822
	3	£	1,014
	4	£	1,249
Average VP value of all Houses & Bungalows		**£**	**898**
Flats and Maisonettes	1	£	686
	2	£	876
	3	£	2,181
Average VP value of all Flats & Maisonettes		**£**	**809**

Source: Savills

Deutsche Bank AG September 2020 18

 4.  Valuation Advice  Deutsche Bank AG  September 2020  19

4.1. Existing Use Value For Social Housing - Valuation Approach

4.1.1. Approach to EUV-SH

EUV-SH for loan security assumes the property will be disposed of by a mortgagee in possession to another Registered Provider ("RP") who will continue the use of the properties for social housing. These organisations will calculate their bid according to their projected income and outgoings profile which they would estimate the properties would produce under their management. This basis assumes rents will remain affordable to those in low paid employment and that all vacant units will be relet on the same basis.

We consider that the appropriate method of valuation is to use a discounted cash flow ("DCF"). The DCF allows us to project rental income and expenditure over the term of the cash flow to arrive at an annual surplus or deficit, which is then discounted to a net present value.

However it is also necessary to consider comparable transactional evidence where available.

4.1.2. Principal DCF Variables

The DCF assumptions are derived from information received from the RP and economic data. **Table 11** below sets out our principal assumptions. More detailed discussion on discount rate, adopted rent levels and rental growth is contained in the following sections.

Table 11: DCF Variables

DCF Variable	Amount	No Units	Year	Variable Unit	Source
Social Rent	£ 94.03	186	Current	£ pw	RP
Affordable Rent	£ 148.48	1423		£ pw	RP
Average Affordable "Convergence" Rent	£ 153.16			£ pw	Savills
Voids and Bad Debts	2.50%		All Years	% of Debit	RP/Savills
Turnover Flats	7.00%			% pa	RP/Savills
Turnover Houses	2.00%				RP/Savills
Management Costs	300			£ pu/pa	RP/Savills
Cyclical & Responsive Maintenance Costs	640			£ pu/pa	RP/Savills
Programmed Maintenance Costs	750		Year 10+	£ pu/pa	RP/Savills
CPI / Inflation	1.50%		Year 1	% real pa	Savills
	1.75%		Year 2	% real pa	Savills
	1.75%		Year 3	% real pa	Savills
	2.00%		Year 4	% real pa	Savills
	2.00%		Year 5+	% real pa	Savills
Progammed Costs Inflation (real)	-0.50%		Year 1	% real pa	Savills
	1.25%		Year 2	% real pa	Savills
	3.00%		Year 3	% real pa	Savills
	3.00%		Year 4	% real pa	Savills
	0.50%		Year 5+	% real pa	Savills

Deutsche Bank AG September 2020 20

Maintenance Cost Inflation (real)	2.75%	Year 1	% real pa	Savills
	2.00%	Year 2	% real pa	Savills
	2.00%	Year 3	% real pa	Savills
	1.50%	Year 4	% real pa	Savills
	1.00%	Year 5+	% real pa	Savills

4.1.3. Discount Rate

There is no hard-and-fast rule for determining the most appropriate rate to be adopted in a discounted cash flow. The discount rate is probably the most important variable in the model since it determines the net present value of future predicted income and expenditure flows for the property in question. Our role as valuers is to interpret the way in which potential purchasers of the stock would assess their bids. The market for this stock will be within the RP sector.

Effectively, the discount rate is representative of both the long-term cost of borrowing for an acquiring organisation and the risks implicit in the property portfolio concerned. The current level of long-term interest rates and the overall cost of funds must be reflected in our valuation. In addition to considering the cost of funds, we also need to make an allowance for the risk which attaches to our cashflow assumptions - some of which may be subject to a higher degree of risk than those generally made in the business plans. The margin for risk needs to be considered on a case-by-case basis, having regard to the nature of the stock. Currently, the yield on 30 year Gilts is around 0.69%. This is in effect the risk free discount rate. Yields on Housing Association long dated, rated and unrated bonds are running typically around 1.81% to 2.43% (Source: Social Housing, July 2020).

Activity in the bond market over the past year includes the public rated issues in October 2019 of Sovereign 2.375% (1.27% spread), Wrekin Housing Group 2.50% (1.48% spread) and LiveWest 2.25% (1.40% Spread). Accent Group in July 2019 2.625% (1.30% spread), Home Group in March 2019 3.25% (1.70% spread), Incommunities in March 2019 3.29% (1.57% spread), Futures Housing Group (with a coupon of 3.375% (1.68% spread)) in February 2019 and Notting Hill Genesis (with a coupon of 2.875% (1.73% spread)) and Clarion ((with a coupon of 2.625% (1.47% spread)) both in January 2019. The MORHomes aggregator also issued its first series of bonds in February 2019 (with a coupon of 3.476% (1.90% spread)).

Since the COVID-19 crisis began there have been a number of transactions: Optivo issued a 15 year fixed rate bond with an all-in coupon of 2.857% (2.3% spread), Sanctuary a 30 year bond at a coupon of 2.375% (1.7% spread), and Guinness a 30 year bond at a coupon of 2.02% (1.45% spread).

The supply of traditional long term (25 or 30 year) funding has diminished and is only available from a handful of lenders. Shorter term traditional funding (5-7 years) and funding with in-built options to re-price margins at a future date are commonplace, introducing a new level of re-financing risk to business plans.

Notwithstanding this, many business plans are typically being run at nominal interest rates at 'all-in' long term (30 year) cost of funds including margin of around 5%, reflecting the availability of long term finance from the capital markets but also future refinancing risk.

Given the sustained reduction in funding costs our view is that for good quality, generally non-problematical stock, a discount rate between 4.75% and 5.5% real is appropriate (over a long-term CPI inflation rate of 2%). A greater margin for risk will be appropriate in some cases. We would expect to value poorer stock at rates around 5.5% to 6.25% real. On the other hand, exceptional stock could be valued at rates around 4% to 4.75% real. We would stress our cashflows are run in perpetuity and not over 30 years.

Deutsche Bank AG September 2020 21

We have adopted an average discount rate of 4.25% real over an assumed CPI inflation rate of 2.0%. This discount rate has been adjusted regionally with 4.00% applied to the sites in Greater London where the passing rent set by Sage is artificially low and below affordable rent levels. A discount rate of 4.15% was applied to the sites in the South East to reflect the lack of affordability. The discount rates applied to the sites in the North and North West regions were also adjusted by 25bps above the average discount rate. These discount rates have been applied in the cashflow run in perpetuity.

4.1.4. Social Rents - Savills "Convergence" Rents and Rental Growth

Registered Providers are required to set their Social Rents in accordance with Rent Standard Guidance issued by the Regulator of Social Housing. The Guidance sets out a formula for calculating most Social rents which reflects property values, local earnings and bedroom size. From April 2020 the new Rent Policy Statement will apply which allows for existing rents to rise at CPI+1%.

Some latitude is given in that rents for new lettings can be no more than 5% higher than their formula level. For sheltered and supported properties the margin is extended to +10%. The rents produced by the formula are net of service charges. Service charges are expected to be charged over and above the rents and to reflect what is actually being provided to tenants.

Mortgagees in possession and their successors in title are not bound by the provisions of the Rent Standard. In theory, therefore, a purchaser could base a bid for the properties on rents up to open market levels as permitted under the terms of the tenancy agreements. However any RP purchaser would need to set rents that are consistent with its objectives as a social housing provider.

We therefore believe that a purchaser in a competitive transaction is likely to set rents at a level which he considers are the maximum affordable to those in low paid employment locally. We assume they would intend to charge such rents for new tenants and increase existing rents to a sustainable and affordable rent over a reasonable period.

The average rents across the charged stock are set out below, along with our assessed sustainable affordable rent or "convergence" rent. We have adopted the convergence rents in our valuation.

Deutsche Bank AG September 2020 22

Table 12: Current and Convergence Rents 20/21 (£ pw - 52 Weeks)

Type	Estimated Tenant Household weekly Income	Average weekly rent	Savills Convergence Rent £	Savills Convergence Rent Afford. Ratio %	Market Rent £
House	£ 521.67	£ 147.43	£ 157.70	30.23%	£ 883.08
Flat	£ 441.57	£ 133.47	£ 145.55	32.96%	£ 831.36
Total	**£ 486.78**	**£ 142.19**	**£ 153.16**	**31.46%**	**£ 863.84**

Source: Sage Social Housing & Savills

We have assumed all rents will converge to our convergence rents over a period of 5 years. The annual rent increases vary depending on the estimated income for a given archetype and the level at which the initial rents were set.

In the long term, in order to maintain consistent levels of rent affordability, the maximum possible rate of rent growth will be growth in local household incomes which is currently predicted to be 2.81% pa over the next 10 years in the UK (This figures was 3.05% pre Coronavirus pandemic). We have therefore assumed that after they have converged rents will increase at CPI + 1% per annum.

We have relied on the current rents supplied by the Borrower in carrying out this valuation. We have not carried out any validation of or research into the rents supplied.

4.1.5. Affordable Rents

In certain circumstances, RPs are able to offer new assured tenancies at intermediate rents at up to 80% of the market rent - such rents are known as 'Affordable' as opposed to 'Social' rents. The ability to charge the higher rents is dependent upon the RP having a Development Framework contract with the HCA or a Short Form Agreement where they are not in the Development Framework.

There are currently 1,423 Affordable Rent units within this 1,609-unit portfolio. The current average rent for these units is £147.81 per week. These units have been included in our valuation at their current Affordable Rent levels.

We understand that Sage's rent setting policy is to assess rents at Affordable Rents at 80% of market level but capped at Local Housing Allowance ("LHA") rates. As part of the Government's response to COVID-19 there has been financial support provided to landlords and renters. This includes the relinking of LHA to the 30th percentile of Market Rent. This may form a temporary relaxation of the position previously stated in November 2019.

Under the Rent Standard the rents payable for Affordable Rent tenancies increases annually by CPI plus 1% per annum. Rents are rebased to market rent upon the granting of a new tenancy. We have assumed that a purchaser from a mortgagee would increase existing Affordable Rents in line with movements in market rents over the long term.

Market rents tend to increase in line with household incomes. Income growth forecasts for the UK are currently 2.81% per annum. We have therefore assumed that rents will increase at CPI + 1% pa.

Deutsche Bank AG September 2020 23

4.1.6. Sales Between Registered Providers - Transactional Evidence

Until recently evidence of sales between RPs was extremely limited - most transactions were simple transfers of engagements. However in recent years there has been a growing body of transactional evidence from competitive sales between RPs of tenanted stock. The evidence confirms RPs have a consistent tendency to pay a higher sums for some social housing portfolios than would be suggested by traditional, purely cashflow driven, EUV-SH valuations. We have been heavily involved in this emerging market and have a database of transactions covering circa 50,000 units.

Although the body of evidence is relatively small compared to the total RP stock in the UK and the market is still immature, we are able to derive a view of the prices achieved for certain kinds of stock and lot sizes. Assuming a sensible lotting of units in smaller batches of circa 100 units, bids between 5% to 30% above traditional EUV-SH levels are common for more modern stock in reasonable proximity to amenities. In addition it can be seen that gross yields of between 6.25% and 9.5% were consistently achieved on such sales prior to the coronavirus pandemic in the areas where the majority of the stock is located. Please see section 4.1.2 for market commentary.

In contrast it is apparent that for lots exceeding around 200 properties the prices achieved appear to be in line with the traditional, cashflow approach to EUV-SH.

We have valued the portfolio assuming disposal in multiple lots according to scheme. Our valuation reflects the sales evidence, with particular regard to sales within the last six years. Sales evidence of portfolios in the regions where the sites are located is shown in the table below.

Table 13: Sales Evidence

Region	Sum of Housing Properties	Average of Bid Price per unit	% of Base Price (Base EUV-SH)	Initial Gross Yield
East Midlands	987	£65,998	136%	7.52%
East of England	1329	£63,654	137%	9.47%
London	278	£141,939	146%	6.25%
North East	2445	£49,645	152%	8.64%
North West	2407	£35,178	127%	16.00%
South East	1488	£101,871	186%	6.24%
South West	1518	£71,257	115%	8.08%
West Midlands	1018	£55,034	131%	9.42%
Yorkshire & the Humber	60	£22,681	85%	17.58%

Source: Savills

However the stock within this portfolio is all brand new and will therefore be of better quality than typical standing stock and we have taken this in to account in our valuation assumptions. There have been no large scale transactions of newly built affordable rented and social rented stock on such a scale. Many for profit investors are purchasing S106 packages and competing with more traditional RP's. Although the evidence is not perfect, the pricing of those S106 packages is a useful benchmark as some of the larger for profit providers are backed by large institutions. In addition we have considered the pricing of alternative investments within the wider residential sector bearing in mind that social rented and Affordable rented portfolios are at the lower end of the risk spectrum.

Deutsche Bank AG September 2020 24

4.2. Market Value - Subject to Tenancies (MV-STT) - Valuation Approach

4.2.1. Valuation Methodology - MV-STT

We assess the MV-STT in two ways; firstly by applying a discount to Market Value with Vacant Possession ("MV-VP") and secondly by applying a yield to rental income.

The valuation of properties and portfolios subject to Assured and Secure tenancies is carried out with reference to comparable evidence from the sales of similar tenanted portfolios and individual units, and sold subject to Protected Tenancies or Assured Shorthold Tenancies. There is an established body of evidence from portfolios traded on the open market to which we can refer.

Investors tend to base their bid on their ability to "trade out" individual units at Market Value assuming vacant possession over time. In locations where there is a limited market or where a property is difficult to trade, owing to style or market conditions, investors will base their bid on rental return compared to capital cost.

The discount to MV-VP ranges from 10% for prime property to 50% where market conditions are difficult. Typical rates are around a 15% to 20% discount to MV-VP for properties subject to AST tenancies.

The yield applied to net income varies from circa 4.25% for prime property, to 4.75% or more for poorer locations within the portfolio. This equates to a gross reversion yield on gross income (after deductions for management, maintenance & voids) of 5.3%.

The Residential Investment market is currently picking up in all the areas included and having discussed the portfolio with agents active in the market we expect that the properties would attract demand if brought to the market. Recent sales evidence which is relevant to this valuation is in included in **Appendix 9**.

The discount and yield applied in our valuations has been adjusted to reflect the additional security of tenure RP tenants benefit from.

4.2.2. Principal Assumptions - MV-STT

We have considered the above in arriving at our valuation. The yield and other principal assumptions adopted are set out below.

Table 14: MV-STT Assumptions

Variable	expressed as	Year	Amount
Passing rental income	£	Year 1	£ 11,943,125
Reversionary income	£	Year 2	£ 16,672,993
Voids	% of Rent Debit p.a.	All years	3.00 % - 3.75%
Management	% of Rent Debit p.a.	All years	12.00%
Maintenance	% of Rent Debit p.a.	All Years	5.00%
Net Yield Applied	%	All Years	4.25% - 4.75%

Source: Savills

**Note: market rent assumed*

Deutsche Bank AG September 2020 25

 Void loss and management costs are likely to rise in the short term, although we expect this to be balanced as landlords takemitigating action and reduce repairs expenditure. We have assumed a modest increase in outgoings of 0.25% of rent debit.  We consider it likely that in the short term yields will be affected and our valuation reflects an increase in net initial yield adoptedof 0.25%.  Deutsche Bank AG  September 2020  26

 5.  Valuations  Deutsche Bank AG  September 2020  27

5.1. Valuations

Our valuations are as follows. Please note that this summary must only be read in conjunction with the rest of this report and all Appendices.

5.1.1. Existing Use Value - Social Housing (EUV-SH) - Rented Properties

The aggregate EUV-SH of the freehold or Long Leasehold interest in the 1,609 homes for loan security purposes is:

£239,010,000
(Two Hundred and Thirty Nine Million and Ten Thousand Pounds)

5.1.2. Market Value - Subject to Tenancies (MV-STT) - Rented Properties

The aggregate MV-STT of the freehold or Long Leasehold interest in the 1,609 homes for loan security purposes is:

£308,433,000
(Three Hundred and Eight Million Four Hundred and Thirty Three Thousand Pounds)

Please note that the above figure does include 162 properties whose value has been capped at EUV-SH. Summary valuations are listed at **Appendix 1**. Those figures must not be used as a basis for lending until your lawyers have confirmed clear title to us.

5.1.3. Market Rent

The Aggregate Market Rent of the 1,609 units is:

£16,679,000
(Sixteen Million Six Hundred and Seventy Nine Thousand Pounds).

5.1.4. Indicative Aggregate Market Value assuming Vacant Possession

The aggregate Market Value of the 1,609 units making up the portfolio is:

£377,982,000
(Three Hundred and Seventy Seven Million Nine Hundred and Eighty Two Thousand Pounds).

This assumes the properties are available with vacant possession, but in fact, the properties are subject to tenancies. This figure cannot therefore be regarded as a valuation suitable for lending. It is thus provided for illustrative purposes only and given with nil reliance.

Deutsche Bank AG September 2020 28

5.2. Multi Storey Buildings

Following the Grenfell Fire tragedy in June 2017, there has been a considerable focus on the safety of tall buildings where people sleep, concentrated on those of 18 metres or greater in height, albeit the scope is likely to extend to those of lower height in multiple occupation. Measures taken by the Government have included much stricter control of potentially combustible materials in external wall systems, and effectively a wholesale review of Building Regulations. Whilst the full details of the new Building Regulations regime are awaited, uncertainty may exist regarding any remedial works that might be required to the subject property and any impact on our reported MV-STT and EUV-SH subsequent to the valuation date.

We would therefore draw your attention to Section 2.5 of this report that sets out the due diligence, assumptions and caveats upon which the valuation of the multi storey blocks has been prepared. Where appropriate we have also made recommendation for further technical expert advice to be obtained by you prior to making any decision based upon this valuation.

5.3. Additional Advice

5.3.1. Lending Against MV-STT

With reference to section 2.4 on Tenure, it is essential that before lending on MV-STT your lawyers confirm that the properties are capable of being let at a Market Rent, or disposed of free from restrictions, should you take possession. If there are enforceable "Housing Restrictions" in title, planning approval, s.106 agreements or by separate Nomination agreements, that, for example, limit disposal only to Registered Providers or contain binding contractual nominations, then the correct valuation basis is EUV-SH and not MV-STT.

It is up to you to assess the terms of the loan and the amount of lending based on the valuations herein. We have set out the current rental income at **Appendix 1** but make no warranty that the current income is sufficient to support lending against MV-STT either on individual valuation groups or against the whole portfolio.

5.3.2. Lending against EUV-SH

As discussed in Section 4.1 our valuation on EUV-SH reflects recent transactional evidence. Given the relative immaturity of the market for RP sales, our valuations may be subject to a higher degree of risk than traditional, purely cashflow driven valuations. The range of bids received for RP properties can be wide and is dependent both on the depth of local demand and a variety of different drivers for purchase from individual RPs.

5.4. Lotting and Value Disaggregation

We have valued the properties on a site by site basis and aggregated them. As a result **we have not assessed individual valuations for each property.** We have, however, provided a disaggregation of the overall valuation figures by reference to the appropriate rent and these figures are shown on the property schedule at **Appendix 3**.

It is very important to note that the per unit figures shown in the schedule should not be regarded as individual valuations of the properties. They are provided as indicative figures for administrative purposes only. They should not be used for any other purpose, including disposals or re-assessment of security, without our prior written approval.

Deutsche Bank AG September 2020 29

 6.  Suitability, Liability & Confidentiality  Deutsche Bank AG  September 2020  30

6.1. Suitability as Loan Security

6.1.1. Lender's Responsibility

It is usual for a valuer to be asked to express an opinion as to the suitability of a property as security for a loan, debenture or mortgage. However, it is a matter for the lender to assess the risks involved and make its own assessment in fixing the terms of the loan, such as the percentage of value to be advanced, the provision for repayment of the capital, and the interest rate.

In this report we refer to all matters that are within our knowledge and which may assist you in your assessment of the risk. In assessing the nature of the risk we would draw your attention to the following matters:

- Outstanding information in respect of the certificates of title - in particular in respect of properties that do not benefit from a workable mortgagee exclusion clauses and those with outstanding planning obligations particularly financial ones - we draw your attention to sections 2.6 and 2.7 of our report and recommend that your solicitors advise you on the outstanding risks.
- High Rise Buildings - 23 units in 2 London locations - Important to check that EWS1 in place if needed - otherwise may be additional costs associated with these properties

We have made subjective adjustments during our valuation approach in arriving at our opinion and whilst we consider these to be both logical and appropriate they are not necessarily the same adjustments which would be made by a purchaser acquiring the properties.

Where we have expressed any reservations about the property we have reflected these in the valuation figure reported. However it may be that the purchasers in the market at the time the property is marketed might take a different view.

6.1.2. Suitability as Security

We have considered each of the principal risks associated with these Properties within the context of the wider property market and these risks are reflected in our valuation calculations and reported figures as appropriate.

Overall, we consider that the Properties provide good security for a loan secured upon it, which reflects the nature of the Properties, our reported opinions of value and the risks involved.

6.2. Verification

This report contains many assumptions, some of a general and some of a specific nature. Our valuations are based upon certain information supplied to us by others. Some information we consider material may not have been provided to us. All of these matters are referred to in the relevant sections of this report.

We recommend that the Bank satisfies itself on all these points, either by verification of individual points or by judgement of the relevance of each particular point in the context of the purposes of our valuations. Our Valuations should not be relied upon pending this verification process.

Deutsche Bank AG September 2020 31

6.3. Confidentiality

The valuations are provided for loan security purposes in connection with a loan between Deutsche Bank AG and Sage Borrower AR1 Limited. **They cannot be relied upon for any other purpose**, including accounts valuations, disposal, or stock swap.

In accordance with the recommendations of the RICS, this report is provided solely for the purposes stated above. It is confidential to and for the use only of the party to whom it is addressed and no responsibility whatsoever is accepted to any third party for the whole or any part of its contents. Any such parties rely upon this report at their own risk. Neither the whole nor any part of this report or any reference to it may be included now, or at any time in the future, in any published document, circular or statement, nor published, referred to or used in any way without our written approval of the form and context in which it may appear.

We trust the above is acceptable for your purposes, should you have any queries, please do not hesitate to contact us.

Yours faithfully

For and on behalf of Savills Advisory Services Limited

Andy Smith BSc MRICS IRRV
RICS Registered Valuer
Director

Kathryn Devine BSc Hons MRICS
RICS Registered Valuer
Associate Director

Fabian Watts MRICS
RICS Registered Valuer
Director

Deutsche Bank AG September 2020 32

 Deutsche Bank AG  Appendices  Deutsche Bank AG  September 2020

 Deutsche Bank AG  Appendix 1  Executive Summary of Valuation  Deutsche Bank AG  September 2020

 Deutsche Bank AG  Appendix 2  Market Commentary  Deutsche Bank AG  September 2020

 UK Residential - August 2020  UK Housing Market  Update

UK Housing Market Update

Table 1 Recent house price growth

	Nationwide (to Jul-20 for UK, to Jun-20 for regions)			ONS (to Mar-20)			Savills (to Mar-20)		
	m/m	q/q	y/y	m/m	q/q	y/y	m/m	q/q	y/y
UK	1.7%	-1.6%	1.5%	0.1%	1.0%	20%	0.1%	0.1%	2.2%
London		1.4%	20%	1.5%	2.2%	4.6%	0.0%	-0.3%	1.5%
South East		0.1%	2.2%	0.9%	1.1%	1.9%	0.0%	-0.1%	0.6%
East of England		-0.2%	0.9%	0.7%	1.3%	1.5%	0.0%	-0.1%	0.5%
South West		1.2%	2.2%	2.2%	3.0%	40%	0.1%	0.1%	1.5%
East Midlands		-1.5%	1.6%	0.7%	0.8%	2.1%	0.3%	0.3%	2.8%
West Midlands		-0.8%	0.7%	-1.5%	0.1%	0.4%	0.0%	0.2%	2.3%
North East		0.3%	-0.1%	0.0%	0.8%	1.8%	-0.2%	-0.3%	1.9%
Yorks & Humber		-1.8%	2.2%	-3.0%	-20%	-1.1%	0.1%	0.0%	3.2%
North West		0.4%	5.1%	1.1%	2.1%	3.4%	0.2%	0.4%	40%
Wales		-2.2%	1.2%	-2.8%	-1.8%	1.2%	0.1%	0.4%	4.3%
Scotland		2.5%	3.7%	0.1%	1.4%	1.4%	-0.2%	-0.4%	2.7%

Source Savills using HM Land Registry and Registers of Scotland' Nationwide (seasonally adlusted). ONS (seasonally adlusted)

Table 2 Five year mainstream house price forecasts (first published June 2020)

	2020	2021	2022	2023	2024	5-year
North West	-7.5%	8.5%	90%	70%	60%	**24.1%**
Yorkshire & the Humber	-7.5%	30%	10.0%	8.0%	70%	**21.1%**
Scotland	-7.5%	70%	8.5%	60%	5.5%	**20.1%**
North East	-7.5%	20%	10.0%	8.0%	70%	**19.9%**
East Midlands	-7.5%	70%	7.5%	5.5%	5.5%	**18.4%**
West Midlands	-7.5%	20%	10.0%	70%	6.5%	**18.3%**
Wales	-7.5%	20%	10.0%	70%	60%	**17.7%**
South West	-7.5%	30%	8.0%	5.5%	40%	**12.9%**
South East & East	-7.5%	8.0%	5.5%	2.5%	2.5%	**10.7%**
London	-7.5%	60%	3.0%	1.5%	1.5%	**4.0%**
UK	**-7.5%**	**5.0%**	**8.0%**	**5.0%**	**4.5%**	**15.1%**

Source Savills

Savills team
Please contact us for further information

Ed Hampson
Analyst
ed.hampson@savills.com
0203 107 5460

Chris Buckle
Director
cbuckle@savills.com
0207 016 3881

* Savills index is an unadlusted repeat sales index based on HM Land Registry and Registers of Scotland price paid data. Note that Savills national index (labelled UK) is for Great Britain. not including Northern Ireland

This report is for general informative purposes only. It may not be published. reproduced or quoted in part or in whole. nor may it be used as a basis for any contract agreement or other document without prior consent Whilst every effort has been made to ensure its accuracy, Savills whatsoever for any direct or consequential loss arising from its use. The content is strictly copyright and reproduction of the it in any form is prohibited without written permission from Savills Research.

savills

 Deutsche Bank AG  Appendix 3  Schedule of Properties  Deutsche Bank AG  September 2020

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0004015  1  001 Land South of Farriers Way  4 Shire Close, Huntingdon  49  PE28 2JT  House  DET_S  2  Affordable Rent  785  0004016  1  001 Land South of Farriers Way  5 Shire Close, Huntingdon  50  PE28 2JT  House  DET_S  2  Affordable Rent  785  0004017  1  001 Land South of Farriers Way  6 Shire Close, Huntingdon  51  PE28 2JT  House  DET  2  Affordable Rent  785  0004018  1  001 Land South of Farriers Way  3 Shire Close, Huntingdon  52  PE28 2JT  House  DET_S  2  Affordable Rent  775  0004019  1  001 Land South of Farriers Way  2 Shire Close, Huntingdon  53  PE28 2JT  House  DET_S  2  Affordable Rent  775  0004022  1  001 Land South of Farriers Way  7 Shire Close, Huntingdon  60  PE28 2JT  House  DET_S  3  Affordable Rent  1162  0004023  1  001 Land South of Farriers Way  8 Shire Close, Huntingdon  61  PE28 2JT  House  DET_S  2  Affordable Rent  775  0004024  1  001 Land South of Farriers Way  5 Suffolk Close, Huntingdon  62  PE28 2JQ  House  DET  4  Affordable Rent  1173  0004028  1  001 Land South of Farriers Way  10 Suffolk Close, Huntingdon  68  PE28 2JQ  House  DET_S  2  Affordable Rent  775  0004029  1  001 Land South of Farriers Way  12 Suffolk Close, Huntingdon  69  PE28 2JQ  House  DET_S  2  Affordable Rent  775  0002004  10  010 Yeoman Street  Flat 4 Jetty Court, River Rise Close, London  64  SE8 5FU  Flat  3  Affordable Rent  925  0002006  10  010 Yeoman Street  Flat 6 Jetty Court, River Rise Close, London  66  SE8 5FU  Flat  3  Affordable Rent  925  0002008  10  010 Yeoman Street  Flat 8 Jetty Court, River Rise Close, London  68  SE8 5FU  Flat  3  Affordable Rent  925  0002010  10  010 Yeoman Street  Flat 10 Jetty Court, River Rise Close, London  70  SE8 5FU  Flat  3  Affordable Rent  925  0002011  10  010 Yeoman Street  Flat 11 Jetty Court, River Rise Close, London  71  SE8 5FU  Flat  3  Affordable Rent  804  0002001  10  010 Yeoman Street  Flat 1 Jetty Court, River Rise Close, London  61  SE8 5FU  Flat  2  Affordable Rent  684  0002002  10  010 Yeoman Street  Flat 2 Jetty Court, River Rise Close, London  62  SE8 5FU  Flat  2  Affordable Rent  651  0002003  10  010 Yeoman Street  Flat 3 Jetty Court, River Rise Close, London  63  SE8 5FU  Flat  2  Affordable Rent  773  0002005  10  010 Yeoman Street  Flat 5 Jetty Court, River Rise Close, London  65  SE8 5FU  Flat  2  Affordable Rent  773  0002007  10  010 Yeoman Street  Flat 7 Jetty Court, River Rise Close, London  67  SE8 5FU  Flat  2  Affordable Rent  773  0002009  10  010 Yeoman Street  Flat 9 Jetty Court, River Rise Close, London  69  SE8 5FU  Flat  2  Affordable Rent  773  0002012  10  010 Yeoman Street  Flat 12 Jetty Court, River Rise Close, London  72  SE8 5FU  Flat  1  Affordable Rent  538  0019003  17  17 Houghton Conquest  17 Little End Gardens, Houghton Conquest  16  MK45 3GB  House  DET_S  3  Affordable Rent  1034  0019004  17  17 Houghton Conquest  19 Little End Gardens, Houghton Conquest  17  MK45 3GB  House  DET_S  3  Affordable Rent  1034  0019005  17  17 Houghton Conquest  21 Little End Gardens, Houghton Conquest  18  MK45 3GB  House  DET_S  2  Affordable Rent  893  0019006  17  17 Houghton Conquest  23 Little End Gardens, Houghton Conquest  19  MK45 3GB  House  DET_S  2  Affordable Rent  893  0019008  17  17 Houghton Conquest  26 Windmill View, Houghton Conquest  28  MK45 3GD  House  DET_S  2  Affordable Rent  893  0019009  17  17 Houghton Conquest  24 Windmill View, Houghton Conquest  29  MK45 3GD  House  DET_S  2  Affordable Rent  893  0019010  17  17 Houghton Conquest  22 Windmill View, Houghton Conquest  30  MK45 3GD  House  DET_S  2  Affordable Rent  893  0019011  17  17 Houghton Conquest  20 Windmill View, Houghton Conquest  31  MK45 3GD  House  DET_S  2  Affordable Rent  893  0019014  17  17 Houghton Conquest  18 Windmill View, Houghton Conquest  32  MK45 3GD  House  DET  2  Affordable Rent  658  0019015  17  17 Houghton Conquest  16 Windmill View, Houghton Conquest  33  MK45 3GD  House  DET_S  2  Affordable Rent  893  0019016  17  17 Houghton Conquest  14 Windmill View, Houghton Conquest  34  MK45 3GD  House  DET_S  2  Affordable Rent  893  0012001  30  030 Earle Gardens Dunchurch  12 Boughton Close, Dunchurch, Rugby  7  CV22 6BZ  House  TER_M  2  Affordable Rent  825  0012002  30  030 Earle Gardens Dunchurch  11 Boughton Close, Dunchurch, Rugby  8  CV22 6BZ  House  TER_E  2  Affordable Rent  825  0012003  30  030 Earle Gardens Dunchurch  9 Boughton Close, Dunchurch, Rugby  10  CV22 6BZ  House  TER_E  2  Affordable Rent  825  0012004  30  030 Earle Gardens Dunchurch  10 Boughton Close, Dunchurch, Rugby  9  CV22 6BZ  House  TER_E  2  Affordable Rent  825  0012005  30  030 Earle Gardens Dunchurch  3 Leigh Close, Dunchurch, Rugby  26  CV22 6BX  House  TER_M  2  Affordable Rent  825  0012006  30  030 Earle Gardens Dunchurch  4 Leigh Close, Dunchurch, Rugby  27  CV22 6BX  House  TER_E  2  Affordable Rent  825  0012007  30  030 Earle Gardens Dunchurch  1 Grange Mews, Dunchurch, Rugby  31  CV22 6BW  House  TER_E  2  Affordable Rent  825  0012008  30  030 Earle Gardens Dunchurch  2 Grange Mews, Dunchurch, Rugby  32  CV22 6BW  House  TER_M  2  Affordable Rent  825  0012009  30  030 Earle Gardens Dunchurch  3 Grange Mews, Dunchurch, Rugby  33  CV22 6BW  House  TER_E  2  Affordable Rent  825  0012010  30  030 Earle Gardens Dunchurch  2 Earle Gardens, Dunchurch, Rugby  23  CV22 6BN  House  TER_E  3  Affordable Rent  973  0012011  30  030 Earle Gardens Dunchurch  1 Leigh Close, Dunchurch, Rugby  24  CV22 6BX  House  TER_M  3  Affordable Rent  973  0012012  30  030 Earle Gardens Dunchurch  2 Leigh Close, Dunchurch, Rugby  25  CV22 6BX  House  TER_E  3  Affordable Rent  973  0012013  30  030 Earle Gardens Dunchurch  5 Leigh Close, Dunchurch, Rugby  28  CV22 6BX  House  TER_E  3  Affordable Rent  973  0012014  30  030 Earle Gardens Dunchurch  6 Leigh Close, Dunchurch, Rugby  29  CV22 6BX  House  TER_M  3  Affordable Rent  973  0012015  30  030 Earle Gardens Dunchurch  7 Leigh Close, Dunchurch, Rugby  30  CV22 6BX  House  TER_E  3  Affordable Rent  973  0027001  37  037 Sterling Court Broad Lane  34 Sterling Square, Broad Lane, Bracknell  23  RG12 9TB  Flat  1  Affordable Rent  534  0027002  37  037 Sterling Court Broad Lane  37 Sterling Square, Broad Lane, Bracknell  24  RG12 9TB  Flat  2  Affordable Rent  736  0027003  37  037 Sterling Court Broad Lane  36 Sterling Square, Broad Lane, Bracknell  25  RG12 9TB  Flat  2  Affordable Rent  730  0027004  37  037 Sterling Court Broad Lane  35 Sterling Square, Broad Lane, Bracknell  26  RG12 9TB  Flat  1  Affordable Rent  560  0027005  37  037 Sterling Court Broad Lane  38 Sterling Square, Broad Lane, Bracknell  32  RG12 9TB  Flat  1  Affordable Rent  534  0027006  37  037 Sterling Court Broad Lane  41 Sterling Square, Broad Lane, Bracknell  33  RG12 9TB  Flat  2  Affordable Rent  736  0027007  37  037 Sterling Court Broad Lane  40 Sterling Square, Broad Lane, Bracknell  34  RG12 9TB  Flat  2  Affordable Rent  730  0027008  37  037 Sterling Court Broad Lane  39 Sterling Square, Broad Lane, Bracknell  35  RG12 9TB  Flat  1  Affordable Rent  560  0027009  37  037 Sterling Court Broad Lane  42 Sterling Square, Broad Lane, Bracknell  41  RG12 9TB  Flat  1  Affordable Rent  534  0027010  37  037 Sterling Court Broad Lane  45 Sterling Square, Broad Lane, Bracknell  42  RG12 9TB  Flat  1  Affordable Rent  553  0027011  37  037 Sterling Court Broad Lane  44 Sterling Square, Broad Lane, Bracknell  43  RG12 9TB  Flat  2  Affordable Rent  730  0027012  37  037 Sterling Court Broad Lane  43 Sterling Square, Broad Lane, Bracknell  44  RG12 9TB  Flat  1  Affordable Rent  560  0013005  39  039 Hoyles Lane Preston  70 Buckthorn Drive , Cottam, Preston  269  PR4 0PW  Flat  1  Affordable Rent  493  0013006  39  039 Hoyles Lane Preston  56 Buckthorn Drive , Cottam, Preston  276  PR4 0PW  Flat  1  Affordable Rent  493  0013028  39  039 Hoyles Lane Preston  14 Buckthorn Drive , Cottam, Preston  340  PR4 0PW  Flat  1  Affordable Rent  493  0013029  39  039 Hoyles Lane Preston  20 Buckthorn Drive , Cottam, Preston  343  PR4 0PW  Flat  1  Affordable Rent  493  0013059  39  039 Hoyles Lane Preston  13 Downy Close, Cottam, Preston  294  PR4 0PZ  Flat  1  Affordable Rent  493  0013016  39  039 Hoyles Lane Preston  33 Downy Close, Cottam, Preston  304  PR4 0PZ  House  TER_E  3  Affordable Rent  740  0013017  39  039 Hoyles Lane Preston  31 Downy Close, Cottam, Preston  303  PR4 0PZ  House  TER_E  3  Affordable Rent  740  0013018  39  039 Hoyles Lane Preston  35 Downy Close, Cottam, Preston  305  PR4 0PZ  House  TER_E  3  Affordable Rent  740  0013020  39  039 Hoyles Lane Preston  37 Downy Close, Cottam, Preston  306  PR4 0PZ  House  TER_E  3  Affordable Rent  740  0013040  39  039 Hoyles Lane Preston  16 Buckthorn Drive , Cottam, Preston  341  PR4 0PW  House  TER_M  3  Affordable Rent  740  0013041  39  039 Hoyles Lane Preston  18 Buckthorn Drive , Cottam, Preston  342  PR4 0PW  House  TER_E  3  Affordable Rent  740  0013081  39  039 Hoyles Lane Preston  Bay House, Cottam, Preston  325  PR4 0FQ  Flat  2  Affordable Rent  685  0013007  39  039 Hoyles Lane Preston  68 Buckthorn Drive , Cottam, Preston  270  PR4 0PW  House  TER_M  2  Affordable Rent  735  0013019  39  039 Hoyles Lane Preston  43 Downy Close, Cottam, Preston  309  PR4 0PZ  House  TER_E  2  Affordable Rent  776  0013030  39  039 Hoyles Lane Preston  12 Buckthorn Drive , Cottam, Preston  339  PR4 0PW  House  TER_E  2  Affordable Rent  735  0013031  39  039 Hoyles Lane Preston  22 Buckthorn Drive , Cottam, Preston  344  PR4 0PW  House  TER_E  2  Affordable Rent  735  0013032  39  039 Hoyles Lane Preston  6 Buckthorn Drive , Cottam, Preston  336  PR4 0PW  House  TER_M  2  Affordable Rent  687  0013033  39  039 Hoyles Lane Preston  8 Buckthorn Drive , Cottam, Preston  337  PR4 0PW  House  TER_M  2  Affordable Rent  687

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0013034  39  039 Hoyles Lane Preston  10 Buckthorn Drive , Cottam, Preston  338  PR4 0PW  House  TER_M  2  Affordable Rent  687  0013035  39  039 Hoyles Lane Preston  24 Buckthorn Drive , Cottam, Preston  345  PR4 0PW  House  TER_M  2  Affordable Rent  687  0013036  39  039 Hoyles Lane Preston  26 Buckthorn Drive , Cottam, Preston  346  PR4 0PW  House  TER_M  2  Affordable Rent  687  0013037  39  039 Hoyles Lane Preston  28 Buckthorn Drive , Cottam, Preston  347  PR4 0PW  House  TER_M  2  Affordable Rent  687  0013038  39  039 Hoyles Lane Preston  4 Buckthorn Drive , Cottam, Preston  335  PR4 0PW  House  TER_E  2  Affordable Rent  776  0013039  39  039 Hoyles Lane Preston  30 Buckthorn Drive , Cottam, Preston  348  PR4 0PW  House  TER_E  2  Affordable Rent  776  0013063  39  039 Hoyles Lane Preston  21 Downy Close, Cottam, Preston  298  PR4 0PZ  House  TER_E  2  Affordable Rent  687  0013064  39  039 Hoyles Lane Preston  23 Downy Close, Cottam, Preston  299  PR4 0PZ  House  TER_M  2  Affordable Rent  687  0013065  39  039 Hoyles Lane Preston  25 Downy Close, Cottam, Preston  300  PR4 0PZ  House  TER_M  2  Affordable Rent  687  0013066  39  039 Hoyles Lane Preston  27 Downy Close, Cottam, Preston  301  PR4 0PZ  House  TER_M  2  Affordable Rent  687  0013067  39  039 Hoyles Lane Preston  29 Downy Close, Cottam, Preston  302  PR4 0PZ  House  TER_M  2  Affordable Rent  687  0013068  39  039 Hoyles Lane Preston  58 Buckthorn Drive , Cottam, Preston  275  PR4 0PW  House  TER_E  2  Affordable Rent  735  0013069  39  039 Hoyles Lane Preston  72 Buckthorn Drive , Cottam, Preston  268  PR4 0PW  House  TER_E  2  Affordable Rent  687  0013070  39  039 Hoyles Lane Preston  66 Buckthorn Drive , Cottam, Preston  271  PR4 0PW  House  TER_E  2  Affordable Rent  687  0013071  39  039 Hoyles Lane Preston  64 Buckthorn Drive , Cottam, Preston  272  PR4 0PW  House  TER_M  2  Affordable Rent  687  0013072  39  039 Hoyles Lane Preston  62 Buckthorn Drive , Cottam, Preston  273  PR4 0PW  House  TER_M  2  Affordable Rent  687  0013073  39  039 Hoyles Lane Preston  60 Buckthorn Drive , Cottam, Preston  274  PR4 0PW  House  TER_E  2  Affordable Rent  687  0013074  39  039 Hoyles Lane Preston  54 Buckthorn Drive , Cottam, Preston  277  PR4 0PW  House  TER_E  2  Affordable Rent  687  0013075  39  039 Hoyles Lane Preston  39 Downy Close, Cottam, Preston  307  PR4 0PZ  House  TER_E  2  Affordable Rent  687  0013076  39  039 Hoyles Lane Preston  41 Downy Close, Cottam, Preston  308  PR4 0PZ  House  TER_M  2  Affordable Rent  687  0013077  39  039 Hoyles Lane Preston  74 Buckthorn Drive , Cottam, Preston  267  PR4 0PW  House  TER_E  2  Affordable Rent  776  0013078  39  039 Hoyles Lane Preston  52 Buckthorn Drive , Cottam, Preston  278  PR4 0PW  House  TER_E  2  Affordable Rent  776  0013079  39  039 Hoyles Lane Preston  Elm House, Cottam, Preston  323  PR4 0FQ  House  TER_E  2  Affordable Rent  776  0013080  39  039 Hoyles Lane Preston  Ash House, Cottam, Preston  324  PR4 0FQ  House  TER_E  2  Affordable Rent  687  0013082  39  039 Hoyles Lane Preston  Birch House, Cottam, Preston  326  PR4 0FQ  House  TER_E  2  Affordable Rent  687  0013083  39  039 Hoyles Lane Preston  Pine House, Cottam, Preston  327  PR4 0FQ  House  TER_E  2  Affordable Rent  776  0046005  43  043 Overstone Leys  17 Lavender Hill, Northampton  D81  NN3 7DP  House  TER_E  2  Affordable Rent  750  0046006  43  043 Overstone Leys  19 Lavender Hill, Northampton  D82  NN3 7DP  House  TER_E  2  Affordable Rent  750  0046007  43  043 Overstone Leys  21 Lavender Hill, Northampton  D83  NN3 7DP  House  TER_M  2  Affordable Rent  750  0046008  43  043 Overstone Leys  23 Lavender Hill, Northampton  D84  NN3 7DP  House  TER_M  2  Affordable Rent  750  0046009  43  043 Overstone Leys  19 Cowpasture Court, Northampton  D67  NN3 7DQ  House  TER_M  2  Affordable Rent  750  0046010  43  043 Overstone Leys  11 Cowpasture Court, Northampton  D70  NN3 7DQ  House  TER_E  2  Affordable Rent  750  0046001  43  043 Overstone Leys  11 Lavender Hill, Northampton  D79  NN3 7DP  Flat  1  Affordable Rent  516  0046002  43  043 Overstone Leys  15 Lavender Hill, Northampton  D80  NN3 7DP  Flat  1  Affordable Rent  527  0046003  43  043 Overstone Leys  9 Cowpasture Court, Northampton  D71  NN3 7DQ  Flat  1  Affordable Rent  516  0046004  43  043 Overstone Leys  7 Cowpasture Court, Northampton  D72  NN3 7DQ  Flat  1  Affordable Rent  527  0020003  72  072 Stoke Road Poringland  2 Wilson Place, Poringland  165  NR14 7UU  Flat  TER_E  1  Affordable Rent  500  0020004  72  072 Stoke Road Poringland  18 Briggs Drive, Poringland  166  NR14 7UT  Flat  TER_E  1  Affordable Rent  550  0020006  72  072 Stoke Road Poringland  8 Wilson Place, Poringland  168  NR14 7UU  Flat  1  Affordable Rent  500  0020007  72  072 Stoke Road Poringland  6 Wilson Place, Poringland  169  NR14 7UU  Flat  1  Affordable Rent  550  0020008  72  072 Stoke Road Poringland  10 Wilson Place, Poringland  170  NR14 7UU  Flat  1  Affordable Rent  500  0020009  72  072 Stoke Road Poringland  12 Wilson Place, Poringland  171  NR14 7UU  Flat  1  Affordable Rent  550  0020022  72  072 Stoke Road Poringland  9 Neale Avenue, Poringland  242  NR14 7UY  Flat  TER_E  1  Affordable Rent  500  0020023  72  072 Stoke Road Poringland  7 Neale Avenue, Poringland  243  NR14 7UY  Flat  TER_E  1  Affordable Rent  550  0020030  72  072 Stoke Road Poringland  8 Neale Avenue, Poringland  250  NR14 7UY  Flat  1  Affordable Rent  500  0020031  72  072 Stoke Road Poringland  7 Revel Burroughs Way , Poringland  251  NR14 7UX  Flat  1  Affordable Rent  550  0020001  72  072 Stoke Road Poringland  14 Briggs Drive, Poringland  163  NR14 7UT  House  TER_E  2  Affordable Rent  614  0020002  72  072 Stoke Road Poringland  16 Briggs Drive, Poringland  164  NR14 7UT  House  TER_M  2  Affordable Rent  614  0020005  72  072 Stoke Road Poringland  4 Wilson Place, Poringland  167  NR14 7UU  House  DET_S  2  Affordable Rent  614  0020010  72  072 Stoke Road Poringland  14 Wilson Place, Poringland  172  NR14 7UU  House  DET_S  2  Affordable Rent  614  0020011  72  072 Stoke Road Poringland  13 Wilson Place, Poringland  173  NR14 7UU  House  DET_S  2  Affordable Rent  614  0020012  72  072 Stoke Road Poringland  11 Wilson Place, Poringland  174  NR14 7UU  House  DET_S  2  Affordable Rent  614  0020013  72  072 Stoke Road Poringland  9 Wilson Place, Poringland  175  NR14 7UU  House  TER_E  3  Affordable Rent  782  0020014  72  072 Stoke Road Poringland  7 Wilson Place, Poringland  176  NR14 7UU  House  TER_M  3  Affordable Rent  782  0020015  72  072 Stoke Road Poringland  5 Wilson Place, Poringland  177  NR14 7UU  House  TER_E  3  Affordable Rent  782  0020016  72  072 Stoke Road Poringland  3 Wilson Place, Poringland  178  NR14 7UU  House  DET_S  2  Affordable Rent  782  0020017  72  072 Stoke Road Poringland  1 Wilson Place, Poringland  179  NR14 7UU  House  DET_S  2  Affordable Rent  782  0020018  72  072 Stoke Road Poringland  17 Neale Avenue, Poringland  238  NR14 7UY  House  TER_E  3  Affordable Rent  782  0020019  72  072 Stoke Road Poringland  15 Neale Avenue, Poringland  239  NR14 7UY  House  TER_M  2  Affordable Rent  614  0020020  72  072 Stoke Road Poringland  13 Neale Avenue, Poringland  240  NR14 7UY  House  TER_M  2  Affordable Rent  614  0020021  72  072 Stoke Road Poringland  11 Neale Avenue, Poringland  241  NR14 7UY  House  TER_E  3  Affordable Rent  782  0020024  72  072 Stoke Road Poringland  5 Neale Avenue, Poringland  244  NR14 7UY  House  TER_M  2  Affordable Rent  614  0020025  72  072 Stoke Road Poringland  3 Neale Avenue, Poringland  245  NR14 7UY  House  TER_M  2  Affordable Rent  614  0020026  72  072 Stoke Road Poringland  1 Neale Avenue, Poringland  246  NR14 7UY  House  TER_E  3  Affordable Rent  782  0020027  72  072 Stoke Road Poringland  2 Neale Avenue, Poringland  247  NR14 7UY  House  TER_E  3  Affordable Rent  782  0020028  72  072 Stoke Road Poringland  4 Neale Avenue, Poringland  248  NR14 7UY  House  TER_M  3  Affordable Rent  782  0020029  72  072 Stoke Road Poringland  6 Neale Avenue, Poringland  249  NR14 7UY  House  TER_E  3  Affordable Rent  782  0020032  72  072 Stoke Road Poringland  5 Revel Burroughs Way , Poringland  252  NR14 7UX  House  DET_S  2  Affordable Rent  614  0070004  82  082 COXHEATH  43 St Lawrence Crescent, Maidstone  22  ME17 4FR  House  DET_S  3  Affordable Rent  769  0070005  82  082 COXHEATH  45 St Lawrence Crescent, Maidstone  23  ME17 4FR  House  DET_S  3  Affordable Rent  769  0070006  82  082 COXHEATH  63 St Lawrence Crescent, Maidstone  32  ME17 4FR  House  TER_E  3  Affordable Rent  769  0070007  82  082 COXHEATH  65 St Lawrence Crescent, Maidstone  33  ME17 4FR  House  TER_M  3  Affordable Rent  769  0070008  82  082 COXHEATH  67 St Lawrence Crescent, Maidstone  34  ME17 4FR  House  TER_M  3  Affordable Rent  769  0070009  82  082 COXHEATH  69 St Lawrence Crescent, Maidstone  35  ME17 4FR  House  TER_E  3  Affordable Rent  769  0070010  82  082 COXHEATH  71 St Lawrence Crescent, Maidstone  36  ME17 4FR  House  DET_S  3  Affordable Rent  877  0070011  82  082 COXHEATH  73 St Lawrence Crescent, Maidstone  37  ME17 4FR  House  DET_S  3  Affordable Rent  877  0070001  82  082 COXHEATH  75 St Lawrence Crescent, Maidstone  38  ME17 4FR  House  DET  4  Affordable Rent  1184  0070016  82  082 COXHEATH  47 St Lawrence Crescent, Maidstone  24  ME17 4FR  House  TER_E  2  Affordable Rent  636  Page 2 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0070017  82  082 COXHEATH  49 St Lawrence Crescent, Maidstone  25  ME17 4FR  House  TER_M  2  Affordable Rent  636  0070018  82  082 COXHEATH  51 St Lawrence Crescent, Maidstone  26  ME17 4FR  House  TER_M  2  Affordable Rent  636  0070019  82  082 COXHEATH  53 St Lawrence Crescent, Maidstone  27  ME17 4FR  House  TER_E  2  Affordable Rent  636  0070020  82  082 COXHEATH  35 St Lawrence Crescent, Maidstone  18  ME17 4FR  Flat  1  Affordable Rent  538  0070021  82  082 COXHEATH  41 St Lawrence Crescent, Maidstone  20  ME17 4FR  Flat  1  Affordable Rent  538  0070022  82  082 COXHEATH  37 St Lawrence Crescent, Maidstone  19  ME17 4FR  Flat  1  Affordable Rent  611  0070023  82  082 COXHEATH  39 St Lawrence Crescent, Maidstone  21  ME17 4FR  Flat  1  Affordable Rent  611  0051003  87  087 Mansfield Road  49 Friday Lane, Breadsall Hill Top  31  DE21 4UE  House  TER_E  2  Affordable Rent  680  0051004  87  087 Mansfield Road  47 Friday Lane, Breadsall Hill Top  32  DE21 4UE  House  TER_M  2  Affordable Rent  680  0051006  87  087 Mansfield Road  43 Friday Lane, Breadsall Hill Top  34  DE21 4UE  House  TER_E  2  Affordable Rent  680  0051007  87  087 Mansfield Road  41 Friday Lane, Breadsall Hill Top  35  DE21 4UE  House  TER_E  2  Affordable Rent  680  0051008  87  087 Mansfield Road  39 Friday Lane, Breadsall Hill Top  36  DE21 4UE  House  TER_M  2  Affordable Rent  680  0051010  87  087 Mansfield Road  35 Friday Lane, Breadsall Hill Top  38  DE21 4UE  House  TER_E  2  Affordable Rent  680  0051013  87  087 Mansfield Road  21 Friday Lane, Breadsall Hill Top  45  DE21 4UE  House  TER_E  2  Affordable Rent  782  0051014  87  087 Mansfield Road  19 Friday Lane, Breadsall Hill Top  46  DE21 4UE  House  TER_M  2  Affordable Rent  782  0051015  87  087 Mansfield Road  17 Friday Lane, Breadsall Hill Top  47  DE21 4UE  House  TER_E  2  Affordable Rent  782  0051016  87  087 Mansfield Road  10 Hungerhill Close, Breadsall Hill Top  68  DE21 4UD  House  TER_E  2  Affordable Rent  680  0051017  87  087 Mansfield Road  12 Hungerhill Close, Breadsall Hill Top  69  DE21 4UD  House  TER_M  2  Affordable Rent  680  0051019  87  087 Mansfield Road  16 Hungerhill Close, Breadsall Hill Top  71  DE21 4UD  House  TER_E  2  Affordable Rent  680  0051020  87  087 Mansfield Road  18 Hungerhill Close, Breadsall Hill Top  72  DE21 4UD  House  TER_E  2  Affordable Rent  680  0051021  87  087 Mansfield Road  20 Hungerhill Close, Breadsall Hill Top  73  DE21 4UD  House  TER_M  2  Affordable Rent  680  0051023  87  087 Mansfield Road  24 Hungerhill Close, Breadsall Hill Top  75  DE21 4UD  House  TER_E  2  Affordable Rent  680  0051001  87  087 Mansfield Road  34 Friday Lane, Breadsall Hill Top  29  DE21 4UE  House  DET_S  4  Affordable Rent  1039  0051002  87  087 Mansfield Road  36 Friday Lane, Breadsall Hill Top  30  DE21 4UE  House  DET_S  4  Affordable Rent  1039  0051005  87  087 Mansfield Road  45 Friday Lane, Breadsall Hill Top  33  DE21 4UE  House  TER_M  3  Affordable Rent  784  0051009  87  087 Mansfield Road  37 Friday Lane, Breadsall Hill Top  37  DE21 4UE  House  TER_M  3  Affordable Rent  784  0051011  87  087 Mansfield Road  33 Friday Lane, Breadsall Hill Top  39  DE21 4UE  House  DET_S  4  Affordable Rent  1039  0051012  87  087 Mansfield Road  31 Friday Lane, Breadsall Hill Top  40  DE21 4UE  House  DET_S  4  Affordable Rent  1039  0051018  87  087 Mansfield Road  14 Hungerhill Close, Breadsall Hill Top  70  DE21 4UD  House  TER_M  3  Affordable Rent  784  0051022  87  087 Mansfield Road  22 Hungerhill Close, Breadsall Hill Top  74  DE21 4UD  House  TER_M  3  Affordable Rent  784  0052007  89  089 WAKEFIELD CITY  7 Rosedale Court, Wakefield  31  WF1 4FX  House  TER_E  4  Social Rent  1110  0052008  89  089 WAKEFIELD CITY  8 Rosedale Court, Wakefield  32  WF1 4FX  House  TER_M  4  Social Rent  1110  0052009  89  089 WAKEFIELD CITY  9 Rosedale Court, Wakefield  33  WF1 4FX  House  TER_E  4  Social Rent  1110  0071005  101  101 HARROWDEN GREEN  22 Horseshoe Crescent, Houghton Conquest  75  MK45 3GL  House  TER_E  3  Affordable Rent  893  0071006  101  101 HARROWDEN GREEN  24 Horseshoe Crescent, Houghton Conquest  76  MK45 3GL  House  TER_M  3  Affordable Rent  893  0071007  101  101 HARROWDEN GREEN  26 Horseshoe Crescent, Houghton Conquest  77  MK45 3GL  House  TER_E  3  Affordable Rent  893  0071010  101  101 HARROWDEN GREEN  2 Stableford Road, Houghton Conquest  80  MK45 3GQ  House  DET_S  3  Affordable Rent  893  0071011  101  101 HARROWDEN GREEN  4 Stableford Road, Houghton Conquest  81  MK45 3GQ  House  DET_S  3  Affordable Rent  893  0071016  101  101 HARROWDEN GREEN  5 Woodcut Meadows, Houghton Conquest  91  MK45 3GP  House  TER_E  2  Affordable Rent  766  0071017  101  101 HARROWDEN GREEN  3 Woodcut Meadows, Houghton Conquest  92  MK45 3GP  House  TER_M  2  Affordable Rent  766  0071018  101  101 HARROWDEN GREEN  1 Woodcut Meadows, Houghton Conquest  93  MK45 3GP  House  TER_E  2  Affordable Rent  766  0071019  101  101 HARROWDEN GREEN  32 Horseshoe Crescent, Houghton Conquest  94  MK45 3GL  House  TER_E  3  Affordable Rent  893  0071020  101  101 HARROWDEN GREEN  34 Horseshoe Crescent, Houghton Conquest  95  MK45 3GL  House  TER_M  3  Affordable Rent  893  0071021  101  101 HARROWDEN GREEN  36 Horseshoe Crescent, Houghton Conquest  96  MK45 3GL  House  TER_E  3  Affordable Rent  893  0071022  101  101 HARROWDEN GREEN  38 Horseshoe Crescent, Houghton Conquest  97  MK45 3GL  House  DET_S  3  Affordable Rent  893  0071023  101  101 HARROWDEN GREEN  40 Horseshoe Crescent, Houghton Conquest  98  MK45 3GL  House  DET_S  3  Affordable Rent  893  0071024  101  101 HARROWDEN GREEN  42 Horseshoe Crescent, Houghton Conquest  99  MK45 3GL  House  DET_S  3  Affordable Rent  893  0071027  101  101 HARROWDEN GREEN  3 Stableford Road, Houghton Conquest  110  MK45 3GQ  House  DET_S  3  Affordable Rent  893  0071028  101  101 HARROWDEN GREEN  1 Stableford Road, Houghton Conquest  111  MK45 3GQ  House  DET_S  3  Affordable Rent  893  0003042  103  103 Stamford Exchange  8 Evans Court, Stamford  434  PE9 3DG  House  DET_S  2  Affordable Rent  740  0003043  103  103 Stamford Exchange  9 Evans Court, Stamford  435  PE9 3DG  House  DET_S  2  Affordable Rent  740  0003044  103  103 Stamford Exchange  20 Tippett Road, Stamford  444  PE9 3DQ  House  DET_S  1  Affordable Rent  603  0003045  103  103 Stamford Exchange  7 Cook Place, Stamford  445  PE9 3DF  House  DET_S  1  Affordable Rent  603  0003046  103  103 Stamford Exchange  6 Cook Place, Stamford  446  PE9 3DF  House  DET_S  1  Affordable Rent  603  0003047  103  103 Stamford Exchange  18 Tippett Road, Stamford  447  PE9 3DQ  House  DET_S  1  Affordable Rent  603  0003048  103  103 Stamford Exchange  16 Tippett Road, Stamford  448  PE9 3DQ  Flat  2  Affordable Rent  615  0003049  103  103 Stamford Exchange  5 Cook Place, Stamford  449  PE9 3DF  Flat  2  Affordable Rent  675  0003050  103  103 Stamford Exchange  14 Tippett Road, Stamford  450  PE9 3DQ  Flat  2  Affordable Rent  615  0003051  103  103 Stamford Exchange  4 Cook Place, Stamford  451  PE9 3DF  Flat  2  Affordable Rent  675  0003052  103  103 Stamford Exchange  12 Tippett Road, Stamford  452  PE9 3DQ  House  DET_S  1  Affordable Rent  603  0003053  103  103 Stamford Exchange  3 Cook Place, Stamford  453  PE9 3DF  House  DET_S  1  Affordable Rent  603  0003054  103  103 Stamford Exchange  2 Cook Place, Stamford  454  PE9 3DF  House  DET_S  1  Affordable Rent  603  0003055  103  103 Stamford Exchange  10 Tippett Road, Stamford  455  PE9 3DQ  House  DET_S  1  Affordable Rent  603  0003056  103  103 Stamford Exchange  8 Tippett Road, Stamford  456  PE9 3DQ  Flat  2  Affordable Rent  615  0003057  103  103 Stamford Exchange  1 Cook Place, Stamford  457  PE9 3DF  Flat  2  Affordable Rent  675  0003058  103  103 Stamford Exchange  1 Burton Walk, Stamford  468  PE9 3DE  House  DET_S  1  Affordable Rent  603  0003059  103  103 Stamford Exchange  1 Yates Court, Stamford  469  PE9 3FA  House  DET_S  1  Affordable Rent  603  0003060  103  103 Stamford Exchange  2 Yates Court, Stamford  470  PE9 3FA  House  DET_S  1  Affordable Rent  603  0003061  103  103 Stamford Exchange  2 Burton Walk, Stamford  471  PE9 3DE  House  DET_S  1  Affordable Rent  603  0003062  103  103 Stamford Exchange  3 Burton Walk, Stamford  472  PE9 3DE  House  TER_E  3  Affordable Rent  910  0003063  103  103 Stamford Exchange  4 Burton Walk, Stamford  473  PE9 3DE  House  TER_M  3  Affordable Rent  910  0003064  103  103 Stamford Exchange  5 Burton Walk, Stamford  474  PE9 3DE  House  TER_E  3  Affordable Rent  910  0003065  103  103 Stamford Exchange  6 Burton Walk, Stamford  475  PE9 3DE  House  TER_E  2  Affordable Rent  808  0003066  103  103 Stamford Exchange  7 Burton Walk, Stamford  476  PE9 3DE  House  TER_M  2  Affordable Rent  808  0003067  103  103 Stamford Exchange  8 Burton Walk, Stamford  477  PE9 3DE  House  TER_M  2  Affordable Rent  808  0003068  103  103 Stamford Exchange  9 Burton Walk, Stamford  478  PE9 3DE  House  TER_E  2  Affordable Rent  808  0003040  103  103 Stamford Exchange  6 Evans Court, Stamford  432  PE9 3DG  Flat  1  Affordable Rent  492  0003041  103  103 Stamford Exchange  7 Evans Court, Stamford  433  PE9 3DG  Flat  1  Affordable Rent  635  Page 3 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0003069  103  103 Stamford Exchange  3 Yates Court, Stamford  492  PE9 3FA  Flat  1  Affordable Rent  492  0003070  103  103 Stamford Exchange  4 Yates Court, Stamford  493  PE9 3FA  Flat  1  Affordable Rent  635  0003071  103  103 Stamford Exchange  5 Yates Court, Stamford  494  PE9 3FA  Flat  1  Affordable Rent  492  0003072  103  103 Stamford Exchange  6 Yates Court, Stamford  495  PE9 3FA  Flat  1  Affordable Rent  635  0037001  105  105 Waterloo Road  4 Mirabelle Close, Bidford on Avon  9  B50 4NE  Flat  1  Social Rent  510  0037002  105  105 Waterloo Road  6 Mirabelle Close, Bidford on Avon  10  B50 4NE  Flat  1  Social Rent  560  0037003  105  105 Waterloo Road  10 Mirabelle Close, Bidford on Avon  11  B50 4NE  Flat  1  Social Rent  510  0037004  105  105 Waterloo Road  8 Mirabelle Close, Bidford on Avon  12  B50 4NE  Flat  1  Social Rent  560  0037005  105  105 Waterloo Road  12 Mirabelle Close, Bidford on Avon  13  B50 4NE  House  TER_E  2  Social Rent  775  0037006  105  105 Waterloo Road  14 Mirabelle Close, Bidford on Avon  14  B50 4NE  House  TER_M  2  Social Rent  775  0037007  105  105 Waterloo Road  16 Mirabelle Close, Bidford on Avon  15  B50 4NE  House  TER_E  2  Social Rent  775  0037008  105  105 Waterloo Road  18 Mirabelle Close, Bidford on Avon  16  B50 4NE  House  TER_E  4  Affordable Rent  1068  0037009  105  105 Waterloo Road  20 Mirabelle Close, Bidford on Avon  17  B50 4NE  House  TER_E  4  Affordable Rent  1068  0037010  105  105 Waterloo Road  31 Damson Way, Bidford on Avon  186  B50 4NB  House  TER_E  3  Social Rent  910  0037011  105  105 Waterloo Road  29 Damson Way, Bidford on Avon  187  B50 4NB  Flat  1  Social Rent  510  0037012  105  105 Waterloo Road  27 Damson Way, Bidford on Avon  188  B50 4NB  Flat  1  Social Rent  560  0037013  105  105 Waterloo Road  25 Damson Way, Bidford on Avon  189  B50 4NB  House  TER_E  2  Social Rent  775  0037014  105  105 Waterloo Road  23 Damson Way, Bidford on Avon  190  B50 4NB  House  TER_E  2  Social Rent  775  0037015  105  105 Waterloo Road  21 Damson Way, Bidford on Avon  191  B50 4NB  House  TER_M  2  Affordable Rent  775  0037016  105  105 Waterloo Road  19 Damson Way, Bidford on Avon  192  B50 4NB  House  TER_E  2  Affordable Rent  775  0037017  105  105 Waterloo Road  20 Damson Way, Bidford on Avon  24  B50 4NB  House  TER_E  4  Social Rent  1068  0037018  105  105 Waterloo Road  22 Damson Way, Bidford on Avon  25  B50 4NB  House  TER_E  4  Social Rent  1068  0037019  105  105 Waterloo Road  35 Damson Way, Bidford on Avon  184  B50 4NB  House  TER_E  3  Social Rent  910  0037020  105  105 Waterloo Road  33 Damson Way, Bidford on Avon  185  B50 4NB  House  TER_E  3  Social Rent  910  0037021  105  105 Waterloo Road  24 Damson Way, Bidford on Avon  26  B50 4NB  House  TER_E  3  Affordable Rent  910  0037022  105  105 Waterloo Road  28 Damson Way, Bidford on Avon  27  B50 4NB  Flat  1  Social Rent  510  0037023  105  105 Waterloo Road  26 Damson Way, Bidford on Avon  28  B50 4NB  Flat  1  Social Rent  560  0037024  105  105 Waterloo Road  32 Damson Way, Bidford on Avon  29  B50 4NB  Flat  1  Social Rent  510  0037025  105  105 Waterloo Road  30 Damson Way, Bidford on Avon  30  B50 4NB  Flat  1  Social Rent  560  0037026  105  105 Waterloo Road  34 Damson Way, Bidford on Avon  31  B50 4NB  House  TER_M  2  Affordable Rent  775  0037027  105  105 Waterloo Road  36 Damson Way, Bidford on Avon  32  B50 4NB  House  TER_E  2  Affordable Rent  775  0037028  105  105 Waterloo Road  11 Greengage Close, Bidford on Avon  176  B50 4PN  House  TER_E  2  Social Rent  775  0037029  105  105 Waterloo Road  9 Greengage Close, Bidford on Avon  177  B50 4PN  House  TER_M  2  Social Rent  775  0037030  105  105 Waterloo Road  5 Greengage Close, Bidford on Avon  178  B50 4PN  Flat  1  Social Rent  510  0037031  105  105 Waterloo Road  7 Greengage Close, Bidford on Avon  179  B50 4PN  Flat  1  Social Rent  560  0001001  112  112 East Leake  8 Admiral Close, East Leake, Leicester, Leicester  47  LE12 6WL  House  TER_E  2  Affordable Rent  638  0001002  112  112 East Leake  10 Admiral Close, East Leake, Leicester  48  LE12 6WL  House  TER_M  2  Affordable Rent  638  0001003  112  112 East Leake  12 Admiral Close, East Leake, Leicester  49  LE12 6WL  House  TER_M  2  Affordable Rent  638  0001004  112  112 East Leake  14 Admiral Close, East Leake, Leicester  50  LE12 6WL  House  TER_E  2  Affordable Rent  638  0001005  112  112 East Leake  5 Peacock Gardens, East Leake, Leicester, Leicester  84  LE12 6XT  House  TER_E  2  Affordable Rent  638  0001006  112  112 East Leake  3 Peacock Gardens, East Leake, Leicester  83  LE12 6XT  House  TER_M  2  Affordable Rent  638  0001007  112  112 East Leake  1 Peacock Gardens, East Leake, Leicester  82  LE12 6XT  House  TER_E  2  Affordable Rent  638  0001008  112  112 East Leake  21 Peacock Gardens, East Leake, Leicester  92  LE12 6XT  House  TER_E  3  Affordable Rent  761  0001009  112  112 East Leake  1 Cinnabar Way, East Leake, Leicester  81  LE12 6WN  House  DET_S  3  Affordable Rent  761  0001010  112  112 East Leake  3 Cinnabar Way, East Leake, Leicester  80  LE12 6WN  House  DET_S  3  Affordable Rent  761  0001011  112  112 East Leake  17 Ringlet Drive, East Leake, Leicester  144  LE12 6XU  House  DET_S  3  Affordable Rent  761  0001012  112  112 East Leake  4 Cinnabar Way, East Leake, Leicester  162  LE12 6WN  House  TER_E  2  Social Rent  638  0001013  112  112 East Leake  6 Cinnabar Way, East Leake, Leicester  163  LE12 6WN  House  TER_M  2  Social Rent  638  0001014  112  112 East Leake  8 Cinnabar Way, East Leake, Leicester  164  LE12 6WN  House  TER_M  2  Social Rent  638  0001015  112  112 East Leake  10 Cinnabar Way, East Leake, Leicester  165  LE12 6WN  House  TER_E  2  Social Rent  638  0001016  112  112 East Leake  20 Cinnabar Way, East Leake, Leicester  170  LE12 6WN  House  TER_E  2  Social Rent  638  0001017  112  112 East Leake  22 Cinnabar Way, East Leake, Leicester  171  LE12 6WN  House  TER_M  2  Social Rent  638  0001018  112  112 East Leake  24 Cinnabar Way, East Leake, Leicester  172  LE12 6WN  House  TER_E  2  Social Rent  638  0001019  112  112 East Leake  15 Ringlet Drive, East Leake, Leicester  145  LE12 6XU  House  DET_S  3  Social Rent  761  0001020  112  112 East Leake  13 Ringlet Drive, East Leake, Leicester  146  LE12 6XU  House  DET_S  3  Social Rent  761  0001021  112  112 East Leake  11 Ringlet Drive, East Leake, Leicester  147  LE12 6XU  House  DET_S  3  Social Rent  761  0054016  131  131 Coton Lane  25 Watchman Walk, Tamworth  128  B79 8FF  House  DET_S  2  Affordable Rent  761  0054017  131  131 Coton Lane  23 Watchman Walk, Tamworth  129  B79 8FF  House  DET_S  2  Affordable Rent  761  0054018  131  131 Coton Lane  21 Watchman Walk, Tamworth  130  B79 8FF  House  DET_S  2  Affordable Rent  761  0054019  131  131 Coton Lane  19 Watchman Walk, Tamworth  131  B79 8FF  House  DET_S  2  Affordable Rent  761  0054020  131  131 Coton Lane  17 Watchman Walk, Tamworth  132  B79 8FF  House  DET_S  2  Affordable Rent  638  0054021  131  131 Coton Lane  15 Watchman Walk, Tamworth  133  B79 8FF  House  DET_S  2  Affordable Rent  638  0054022  131  131 Coton Lane  11 Watchman Walk, Tamworth  134  B79 8FF  House  DET_S  2  Affordable Rent  638  0054023  131  131 Coton Lane  9 Watchman Walk, Tamworth  135  B79 8FF  House  DET_S  2  Affordable Rent  638  0054024  131  131 Coton Lane  57 Watchman Walk, Tamworth  161  B79 8FF  House  DET_S  2  Affordable Rent  761  0054025  131  131 Coton Lane  55 Watchman Walk, Tamworth  162  B79 8FF  House  DET_S  2  Affordable Rent  761  0054026  131  131 Coton Lane  53 Watchman Walk, Tamworth  163  B79 8FF  House  DET_S  2  Affordable Rent  638  0054027  131  131 Coton Lane  51 Watchman Walk, Tamworth  164  B79 8FF  House  DET_S  2  Affordable Rent  638  0054028  131  131 Coton Lane  49 Watchman Walk, Tamworth  165  B79 8FF  House  DET_S  2  Affordable Rent  761  0054029  131  131 Coton Lane  47 Watchman Walk, Tamworth  166  B79 8FF  House  DET_S  2  Affordable Rent  761  0054030  131  131 Coton Lane  39 Watchman Walk, Tamworth  167  B79 8FF  Flat  1  Affordable Rent  511  0054031  131  131 Coton Lane  41 Watchman Walk, Tamworth  168  B79 8FF  Flat  1  Affordable Rent  511  0054032  131  131 Coton Lane  43 Watchman Walk, Tamworth  169  B79 8FF  Flat  1  Affordable Rent  511  0054033  131  131 Coton Lane  45 Watchman Walk, Tamworth  170  B79 8FF  Flat  1  Affordable Rent  511  0129001  132  132 Marham Park  30 Tudor Road, Bury St. Edmunds  17  IF32 6FJ  Flat  2  Affordable Rent  704  0129011  132  132 Marham Park  20 Tudor Road, Bury St. Edmunds  27  IF32 6FJ  Flat  2  Affordable Rent  704  0129012  132  132 Marham Park  9 Wexford Way, Bury St. Edmunds  57  IP32 6FN  House  DET_S  4  Affordable Rent  1104  0129019  132  132 Marham Park  11 Wexford Way, Bury St. Edmunds  58  IP32 6FN  House  DET_S  4  Affordable Rent  1104  Page 4 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0129020  132  132 Marham Park  15 Wexford Way, Bury St. Edmunds  59  IP32 6FN  House  TER_E  3  Affordable Rent  926  0129021  132  132 Marham Park  17 Wexford Way, Bury St. Edmunds  60  IP32 6FN  House  TER_M  3  Affordable Rent  926  0129022  132  132 Marham Park  19 Wexford Way, Bury St. Edmunds  61  IP32 6FN  House  TER_E  4  Affordable Rent  1104  0006007  135  135 Bordon Garrison VNEW  4 Jane Austen Close , Bordon  26  GU35 9FN  House  DET_S  2  Affordable Rent  883  0006008  135  135 Bordon Garrison VNEW  2 Jane Austen Close , Bordon  27  GU35 9FN  House  DET_S  2  Affordable Rent  883  0006010  135  135 Bordon Garrison VNEW  11 Chandler Drive, Bordon  115  GU35 9FH  House  TER_E  2  Affordable Rent  883  0006011  135  135 Bordon Garrison VNEW  9 Chandler Drive, Bordon  116  GU35 9FH  Flat  2  Affordable Rent  764  0006012  135  135 Bordon Garrison VNEW  7 Chandler Drive, Bordon  117  GU35 9FH  House  TER_M  2  Affordable Rent  883  0006013  135  135 Bordon Garrison VNEW  5 Chandler Drive, Bordon  118  GU35 9FH  House  TER_E  2  Affordable Rent  883  0007001  136  136 High Street Fenstation  28 Crest Drive, Huntingdon  27  PE28 9BR  Flat  1  Affordable Rent  543  0007002  136  136 High Street Fenstation  34 Crest Drive, Huntingdon  28  PE28 9BR  Flat  1  Affordable Rent  543  0007003  136  136 High Street Fenstation  30 Crest Drive, Huntingdon  29  PE28 9BR  House  TER_E  1  Affordable Rent  543  0007004  136  136 High Street Fenstation  32 Crest Drive, Huntingdon  30  PE28 9BR  House  TER_E  1  Affordable Rent  543  0017001  145  145 Tixhall Road Stafford  16 Northburgh Avenue, Stafford  27  ST18 0GW  Flat  2  Social Rent  634  0017002  145  145 Tixhall Road Stafford  17 Northburgh Avenue, Stafford  28  ST18 0GW  Flat  2  Social Rent  634  0017004  145  145 Tixhall Road Stafford  19 Northburgh Avenue, Stafford  30  ST18 0GW  Flat  2  Social Rent  634  0017005  145  145 Tixhall Road Stafford  20 Northburgh Avenue, Stafford  31  ST18 0GW  Flat  2  Social Rent  634  0017003  145  145 Tixhall Road Stafford  18 Northburgh Avenue, Stafford  29  ST18 0GW  Flat  1  Social Rent  507  0017006  145  145 Tixhall Road Stafford  21 Northburgh Avenue, Stafford  32  ST18 0GW  Flat  1  Social Rent  507  0079028  150  150 LOWER HODDERN FARM PEACEH  8 Swallow Close, Peacehaven  19  BN10 8FQ  House  TER_E  3  Affordable Rent  925  0079029  150  150 LOWER HODDERN FARM PEACEH  9 Swallow Close, Peacehaven  20  BN10 8FQ  House  TER_M  3  Affordable Rent  925  0079030  150  150 LOWER HODDERN FARM PEACEH  10 Swallow Close, Peacehaven  21  BN10 8FQ  House  TER_M  3  Affordable Rent  925  0079031  150  150 LOWER HODDERN FARM PEACEH  11 Swallow Close, Peacehaven  22  BN10 8FQ  House  TER_M  3  Affordable Rent  925  0079032  150  150 LOWER HODDERN FARM PEACEH  12 Swallow Close, Peacehaven  23  BN10 8FQ  House  TER_M  3  Affordable Rent  925  0079033  150  150 LOWER HODDERN FARM PEACEH  13 Swallow Close, Peacehaven  24  BN10 8FQ  House  TER_E  3  Affordable Rent  925  0079016  150  150 LOWER HODDERN FARM PEACEH  Flat 1, 2 Swallow Close, Peacehaven  5  BN10 8FS  Flat  2  Affordable Rent  667  0079017  150  150 LOWER HODDERN FARM PEACEH  Flat 2, 2 Swallow Close, Peacehaven  6  BN10 8FS  Flat  1  Affordable Rent  473  0079018  150  150 LOWER HODDERN FARM PEACEH  Flat 3, 2 Swallow Close, Peacehaven  7  BN10 8FS  Flat  2  Affordable Rent  667  0079019  150  150 LOWER HODDERN FARM PEACEH  Flat 4, 2 Swallow Close, Peacehaven  8  BN10 8FS  Flat  2  Affordable Rent  667  0079020  150  150 LOWER HODDERN FARM PEACEH  Flat 5, 2 Swallow Close, Peacehaven  9  BN10 8FS  Flat  2  Affordable Rent  667  0079021  150  150 LOWER HODDERN FARM PEACEH  Flat 6, 2 Swallow Close, Peacehaven  10  BN10 8FS  Flat  2  Affordable Rent  667  0079022  150  150 LOWER HODDERN FARM PEACEH  Flat 7, 2 Swallow Close, Peacehaven  11  BN10 8FS  Flat  2  Affordable Rent  667  0079023  150  150 LOWER HODDERN FARM PEACEH  Flat 8, 2 Swallow Close, Peacehaven  12  BN10 8FS  Flat  2  Affordable Rent  667  0079024  150  150 LOWER HODDERN FARM PEACEH  Flat 2, 16 Swallow Close, Peacehaven  27  BN10 8DD  Flat  1  Affordable Rent  495  0079025  150  150 LOWER HODDERN FARM PEACEH  Flat 1, 16 Swallow Close, Peacehaven  28  BN10 8DD  Flat  1  Affordable Rent  473  0079026  150  150 LOWER HODDERN FARM PEACEH  Flat 3, 16 Swallow Close, Peacehaven  29  BN10 8DD  Flat  1  Affordable Rent  495  0079027  150  150 LOWER HODDERN FARM PEACEH  Flat 4, 16 Swallow Close, Peacehaven  30  BN10 8DD  Flat  1  Affordable Rent  473  0079034  150  150 LOWER HODDERN FARM PEACEH  14 Swallow Close, Peacehaven  25  BN10 8FQ  House  DET_S  2  Affordable Rent  699  0079035  150  150 LOWER HODDERN FARM PEACEH  15 Swallow Close, Peacehaven  26  BN10 8FQ  House  DET_S  2  Affordable Rent  710  0079042  150  150 LOWER HODDERN FARM PEACEH  Flat 1, 23 Martletts Close, Peacehaven  73  BN10 8FW  Flat  1  Affordable Rent  495  0079043  150  150 LOWER HODDERN FARM PEACEH  Flat 2, 23 Martletts Close, Peacehaven  74  BN10 8FW  Flat  1  Affordable Rent  581  0184034  180  180 Chapel Lane  2 Thornton Mews, Bingham  217  NG13 7AS  House  TER_E  1  Social Rent  507  0184035  180  180 Chapel Lane  3 Thornton Mews, Bingham  218  NG13 7AS  House  TER_M  1  Social Rent  507  0184036  180  180 Chapel Lane  4 Thornton Mews, Bingham  219  NG13 7AS  House  TER_M  1  Social Rent  507  0184037  180  180 Chapel Lane  5 Thornton Mews, Bingham  220  NG13 7AS  House  TER_E  1  Social Rent  507  0184003  180  180 Chapel Lane  8 Harris Road, Bingham  36  NG13 7AF  House  DET_S  4  Affordable Rent  1104  0184004  180  180 Chapel Lane  10 Harris Road, Bingham  37  NG13 7AF  House  DET_S  4  Affordable Rent  1104  0184011  180  180 Chapel Lane  6 Cowdell Grove, Bingham  54  NG13 7AG  House  TER_M  3  Affordable Rent  926  0184012  180  180 Chapel Lane  8 Cowdell Grove, Bingham  55  NG13 7AG  House  DET_S  3  Affordable Rent  926  0184038  180  180 Chapel Lane  6 Thornton Mews, Bingham  221  NG13 7AS  House  TER_E  3  Affordable Rent  926  0184039  180  180 Chapel Lane  7 Thornton Mews, Bingham  222  NG13 7AS  House  TER_M  3  Affordable Rent  926  0184040  180  180 Chapel Lane  8 Thornton Mews, Bingham  223  NG13 7AS  House  TER_E  3  Affordable Rent  926  0184044  180  180 Chapel Lane  12 Thornton Mews, Bingham  227  NG13 7AS  Flat  1  Affordable Rent  497  0184045  180  180 Chapel Lane  13 Thornton Mews, Bingham  228  NG13 7AS  Flat  1  Affordable Rent  630  0010003  185  185 Cockanyes Lane Alreford Es  27 Russet Way, Colchester  18  CO7 8FS  House  DET_S  2  Affordable Rent  775  0010004  185  185 Cockanyes Lane Alreford Es  29 Russet Way, Colchester  19  CO7 8FS  House  DET_S  2  Affordable Rent  775  0010011  185  185 Cockanyes Lane Alreford Es  5 Empire Walk, Colchester  30  CO7 8FQ  House  DET_S  3  Affordable Rent  915  0010012  185  185 Cockanyes Lane Alreford Es  3 Empire Walk, Colchester  31  CO7 8FQ  House  DET_S  3  Affordable Rent  915  0010030  185  185 Cockanyes Lane Alreford Es  15 Woodford Walk, Colchester  108  CO7 8FN  Flat  2  Affordable Rent  657  0038001  186  186 Buntingford  12 Hummerston Close, Buntingford  19  SG9 9SX  Flat  2  Affordable Rent  689  0038002  186  186 Buntingford  13 Hummerston Close, Buntingford  20  SG9 9SX  Flat  2  Affordable Rent  689  0038003  186  186 Buntingford  14 Hummerston Close, Buntingford  21  SG9 9SX  Flat  2  Affordable Rent  716  0038004  186  186 Buntingford  15 Hummerston Close, Buntingford  22  SG9 9SX  Flat  2  Affordable Rent  716  0038005  186  186 Buntingford  16 Hummerston Close, Buntingford  23  SG9 9SX  Flat  2  Affordable Rent  864  0038006  186  186 Buntingford  27 Hummerston Close, Buntingford  34  SG9 9SX  Flat  1  Affordable Rent  540  0038007  186  186 Buntingford  28 Hummerston Close, Buntingford  35  SG9 9SX  Flat  1  Affordable Rent  535  0038008  186  186 Buntingford  29 Hummerston Close, Buntingford  36  SG9 9SX  Flat  1  Affordable Rent  540  0038009  186  186 Buntingford  30 Hummerston Close, Buntingford  37  SG9 9SX  Flat  1  Affordable Rent  582  0038010  186  186 Buntingford  31 Hummerston Close, Buntingford  38  SG9 9SX  Flat  1  Affordable Rent  535  0038011  186  186 Buntingford  32 Hummerston Close, Buntingford  39  SG9 9SX  Flat  1  Affordable Rent  607  0038012  186  186 Buntingford  33 Hummerston Close, Buntingford  40  SG9 9SX  House  DET_S  3  Affordable Rent  949  0038013  186  186 Buntingford  34 Hummerston Close, Buntingford  41  SG9 9SX  House  DET_S  3  Affordable Rent  949  0202004  192  192 Ph 1 Mascalls Court Farm  6 Atherall Drive, Paddock Wood  46  TN12 6FB  House  DET_S  3  Affordable Rent  1011  0202005  192  192 Ph 1 Mascalls Court Farm  5 Atherall Drive, Paddock Wood  47  TN12 6FB  House  DET_S  3  Affordable Rent  1011  0202019  192  192 Ph 1 Mascalls Court Farm  5 Bloxham Avenue, Paddock Wood  67  TN12 6FD  House  DET  3  Affordable Rent  1237  0202020  192  192 Ph 1 Mascalls Court Farm  6 Bloxham Avenue, Paddock Wood  68  TN12 6FD  House  DET  4  Affordable Rent  1270  0202021  192  192 Ph 1 Mascalls Court Farm  7 Bloxham Avenue, Paddock Wood  69  TN12 6FD  House  DET  4  Affordable Rent  1270  0202024  192  192 Ph 1 Mascalls Court Farm  10 Bloxham Avenue, Paddock Wood  72  TN12 6FD  House  DET  4  Affordable Rent  1270  Page 5 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0202025  192  192 Ph 1 Mascalls Court Farm  11 Bloxham Avenue, Paddock Wood  73  TN12 6FD  House  DET  4  Affordable Rent  1270  0202001  192  192 Ph 1 Mascalls Court Farm  9 Atherall Drive, Paddock Wood  43  TN12 6FB  House  TER_E  2  Affordable Rent  893  0202002  192  192 Ph 1 Mascalls Court Farm  8 Atherall Drive, Paddock Wood  44  TN12 6FB  House  TER_M  2  Affordable Rent  893  0202003  192  192 Ph 1 Mascalls Court Farm  7 Atherall Drive, Paddock Wood  45  TN12 6FB  House  TER_E  2  Affordable Rent  893  0202006  192  192 Ph 1 Mascalls Court Farm  4 Atherall Drive, Paddock Wood  48  TN12 6FB  House  DET_S  2  Affordable Rent  893  0202007  192  192 Ph 1 Mascalls Court Farm  3 Atherall Drive, Paddock Wood  49  TN12 6FB  House  DET_S  2  Affordable Rent  893  0202008  192  192 Ph 1 Mascalls Court Farm  2 Atherall Drive, Paddock Wood  50  TN12 6FB  House  DET_S  2  Affordable Rent  893  0202009  192  192 Ph 1 Mascalls Court Farm  1 Atherall Drive, Paddock Wood  51  TN12 6FB  House  DET_S  2  Affordable Rent  893  0202022  192  192 Ph 1 Mascalls Court Farm  8 Bloxham Avenue, Paddock Wood  70  TN12 6FD  House  DET_S  2  Affordable Rent  893  0202023  192  192 Ph 1 Mascalls Court Farm  9 Bloxham Avenue, Paddock Wood  71  TN12 6FD  House  DET_S  2  Affordable Rent  893  0024001  209  209 Meadow Brook  37 Shire Way, Tattenhall  27  CH3 9RL  House  TER_E  2  Affordable Rent  680  0024002  209  209 Meadow Brook  41 Shire Way, Tattenhall  29  CH3 9RL  House  TER_M  2  Affordable Rent  680  0024003  209  209 Meadow Brook  43 Shire Way, Tattenhall  30  CH3 9RL  House  TER_E  2  Affordable Rent  680  0024004  209  209 Meadow Brook  39 Shire Way, Tattenhall  28  CH3 9RL  House  TER_M  3  Affordable Rent  784  0028001  212  212 Great Bowden  42 Northfield Avenue, Great Bowden  29  LE16 7GP  House  DET_S  1  Affordable Rent  476  0028002  212  212 Great Bowden  44 Northfield Avenue, Great Bowden  30  LE16 7GP  House  DET_S  1  Affordable Rent  476  0028003  212  212 Great Bowden  38 Northfield Avenue, Great Bowden  19  LE16 7GP  House  DET  2  Affordable Rent  660  0028004  212  212 Great Bowden  40 Northfield Avenue, Great Bowden  28  LE16 7GP  Flat  DET  2  Affordable Rent  660  0028005  212  212 Great Bowden  8 North Close , Great Bowden  24  LE16 7GQ  Flat  2  Affordable Rent  688  0028006  212  212 Great Bowden  1 North Close , Great Bowden  27  LE16 7GQ  Flat  2  Affordable Rent  684  0028007  212  212 Great Bowden  34 Northfield Avenue, Great Bowden  17  LE16 7GP  House  DET_S  2  Affordable Rent  732  0028008  212  212 Great Bowden  36 Northfield Avenue, Great Bowden  18  LE16 7GP  House  DET_S  2  Affordable Rent  732  0131001  237  237 Jubilee Street Sittingbou  9 Bowater Close, Sittingbourne  83  ME10 2FR  House  TER_E  2  Affordable Rent  780  0131002  237  237 Jubilee Street Sittingbou  10 Bowater Close, Sittingbourne  84  ME10 2FR  House  TER_M  2  Affordable Rent  780  0131003  237  237 Jubilee Street Sittingbou  11 Bowater Close, Sittingbourne  85  ME10 2FR  House  TER_E  2  Affordable Rent  780  0022001  249  249 Weaver Park  19 Todd Row, Northwich  151  CW8 1SX  House  TER_E  2  Affordable Rent  680  0022002  249  249 Weaver Park  17 Todd Row, Northwich  152  CW8 1SX  House  TER_M  2  Affordable Rent  680  0022004  249  249 Weaver Park  11 Todd Row, Northwich  154  CW8 1SX  House  TER_E  2  Affordable Rent  680  0022005  249  249 Weaver Park  26 Todd Row, Northwich  150  CW8 1SX  House  TER_E  2  Affordable Rent  680  0022006  249  249 Weaver Park  20 Todd Row, Northwich  192  CW8 1SX  House  TER_E  2  Affordable Rent  680  0022008  249  249 Weaver Park  24 Todd Row, Northwich  194  CW8 1SX  House  TER_M  2  Affordable Rent  680  0022013  249  249 Weaver Park  6 Shingler Close, Northwich  223  CW8 1SZ  House  TER_M  2  Affordable Rent  680  0022014  249  249 Weaver Park  8 Shingler Close, Northwich  224  CW8 1SZ  House  TER_M  2  Affordable Rent  680  0022016  249  249 Weaver Park  12 Shingler Close, Northwich  226  CW8 1SZ  House  TER_E  2  Affordable Rent  680  0022018  249  249 Weaver Park  9 Shingler Close, Northwich  233  CW8 1SZ  House  TER_M  2  Affordable Rent  699  0022003  249  249 Weaver Park  15 Todd Row, Northwich  153  CW8 1SX  House  TER_M  3  Affordable Rent  784  0022007  249  249 Weaver Park  22 Todd Row, Northwich  193  CW8 1SX  House  TER_M  3  Affordable Rent  784  0022009  249  249 Weaver Park  4 Shingler Close, Northwich  222  CW8 1SZ  House  TER_M  3  Affordable Rent  839  0022010  249  249 Weaver Park  2 Shingler Close, Northwich  270  CW8 1SZ  House  TER_E  3  Affordable Rent  839  0022011  249  249 Weaver Park  3 Shingler Close, Northwich  236  CW8 1SZ  House  TER_E  3  Affordable Rent  839  0022012  249  249 Weaver Park  1 Shingler Close, Northwich  237  CW8 1SZ  House  TER_E  3  Affordable Rent  839  0022015  249  249 Weaver Park  10 Shingler Close, Northwich  225  CW8 1SZ  House  TER_M  3  Affordable Rent  784  0022017  249  249 Weaver Park  11 Shingler Close, Northwich  232  CW8 1SZ  House  TER_E  3  Affordable Rent  839  0022019  249  249 Weaver Park  7 Shingler Close, Northwich  234  CW8 1SZ  House  TER_M  3  Affordable Rent  805  0022020  249  249 Weaver Park  5 Shingler Close, Northwich  235  CW8 1SZ  House  TER_E  3  Affordable Rent  839  0085010  295  295 EAGLE FARM  Flat 1 Fullers Ground, Milton Keynes  71-B1  MK17 7AW  Flat  2  Affordable Rent  614  0085011  295  295 EAGLE FARM  Flat 2 Fullers Ground, Milton Keynes  72-B1  MK17 7AW  Flat  2  Affordable Rent  614  0085012  295  295 EAGLE FARM  Flat 3 Fullers Ground, Milton Keynes  73-B1  MK17 7AW  Flat  2  Affordable Rent  614  0085013  295  295 EAGLE FARM  Flat 4 Fullers Ground, Milton Keynes  74-B1  MK17 7AW  Flat  2  Affordable Rent  614  0085014  295  295 EAGLE FARM  Flat 5 Fullers Ground, Milton Keynes  75-B1  MK17 7AW  Flat  2  Affordable Rent  614  0085015  295  295 EAGLE FARM  Flat 6 Fullers Ground, Milton Keynes  76-B1  MK17 7AW  Flat  2  Affordable Rent  614  0085016  295  295 EAGLE FARM  Flat 1, 13 Bolebec Avenue, Milton Keynes  77-B1  MK17 7AF  Flat  2  Affordable Rent  614  0085017  295  295 EAGLE FARM  Flat 2, 13 Bolebec Avenue, Milton Keynes  78-B1  MK17 7AF  Flat  2  Affordable Rent  614  0085018  295  295 EAGLE FARM  Flat 3, 13 Bolebec Avenue, Milton Keynes  79-B1  MK17 7AF  Flat  2  Affordable Rent  614  0085019  295  295 EAGLE FARM  Flat 4, 13 Bolebec Avenue, Milton Keynes  80-B1  MK17 7AF  Flat  2  Affordable Rent  614  0085020  295  295 EAGLE FARM  Flat 5, 13 Bolebec Avenue, Milton Keynes  81-B1  MK17 7AF  Flat  2  Affordable Rent  614  0085021  295  295 EAGLE FARM  Flat 6, 13 Bolebec Avenue, Milton Keynes  82-B1  MK17 7AF  Flat  2  Affordable Rent  614  0085071  295  295 EAGLE FARM  Flat 1, 65 Burney Drive, Milton Keynes  1-D1  MK17 7BT  Flat  2  Affordable Rent  614  0085072  295  295 EAGLE FARM  Flat 2, 65 Burney Drive, Milton Keynes  2-D1  MK17 7BT  Flat  2  Affordable Rent  614  0085073  295  295 EAGLE FARM  Flat 3, 65 Burney Drive, Milton Keynes  3-D1  MK17 7BT  Flat  2  Affordable Rent  614  0085074  295  295 EAGLE FARM  Flat 4, 65 Burney Drive, Milton Keynes  4-D1  MK17 7BT  Flat  2  Affordable Rent  614  0085075  295  295 EAGLE FARM  Flat 5, 65 Burney Drive, Milton Keynes  5-D1  MK17 7BT  Flat  2  Affordable Rent  614  0085076  295  295 EAGLE FARM  Flat 6, 65 Burney Drive, Milton Keynes  6-D1  MK17 7BT  Flat  2  Affordable Rent  614  0085077  295  295 EAGLE FARM  Flat 1, 63 Burney Drive, Milton Keynes  7-D1  MK17 7BT  Flat  2  Affordable Rent  558  0085079  295  295 EAGLE FARM  Flat 3, 63 Burney Drive, Milton Keynes  9-D1  MK17 7BT  Flat  2  Affordable Rent  558  0085082  295  295 EAGLE FARM  Flat 6, 63 Burney Drive, Milton Keynes  12-D1  MK17 7BT  Flat  2  Affordable Rent  558  0085078  295  295 EAGLE FARM  Flat 2, 63 Burney Drive, Milton Keynes  8-D1  MK17 7BT  Flat  1  Affordable Rent  451  0085080  295  295 EAGLE FARM  Flat 4, 63 Burney Drive, Milton Keynes  10-D1  MK17 7BT  Flat  1  Affordable Rent  451  0085081  295  295 EAGLE FARM  Flat 5, 63 Burney Drive, Milton Keynes  11-D1  MK17 7BT  Flat  1  Affordable Rent  451  0085083  295  295 EAGLE FARM  Flat 7, 63 Burney Drive, Milton Keynes  13-D1  MK17 7BT  Flat  1  Affordable Rent  451  0085084  295  295 EAGLE FARM  Flat 8, 63 Burney Drive, Milton Keynes  14-D1  MK17 7BT  Flat  1  Affordable Rent  451  0085085  295  295 EAGLE FARM  Flat 9, 63 Burney Drive, Milton Keynes  15-D1  MK17 7BT  Flat  1  Affordable Rent  451  0085095  295  295 EAGLE FARM  42 Fitz Hugh Crescent, Milton Keynes  150-D1  MK17 7BU  House  DET_S  2  Affordable Rent  753  0135003  341  341 Madgwick Park  17 Shelby Drive, Chichester  8  PO18 0GT  House  TER_M  2  Affordable Rent  839  0135004  341  341 Madgwick Park  19 Shelby Drive, Chichester  9  PO18 0GT  House  TER_E  2  Affordable Rent  839  0135083  341  341 Madgwick Park  15 Shelby Drive, Chichester  7  PO18 0GT  House  TER_E  3  Affordable Rent  925  0034001  362  362 Higher Standen Clitheroe  Flat 1, 10 Centurion Way, Clitheroe  14A  BB7 1FU  Flat  1  Affordable Rent  562  0034002  362  362 Higher Standen Clitheroe  Flat 2, 10 Centurion Way, Clitheroe  15A  BB7 1FU  Flat  1  Affordable Rent  562  Page 6 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0034003  362  362 Higher Standen Clitheroe  Flat 3, 10 Centurion Way, Clitheroe  16A  BB7 1FU  Flat  1  Affordable Rent  562  0034004  362  362 Higher Standen Clitheroe  Flat 4, 10 Centurion Way, Clitheroe  17A  BB7 1FU  Flat  1  Affordable Rent  562  0034005  362  362 Higher Standen Clitheroe  Flat 5, 10 Centurion Way, Clitheroe  18A  BB7 1FU  Flat  1  Affordable Rent  562  0034006  362  362 Higher Standen Clitheroe  Flat 6, 10 Centurion Way, Clitheroe  19A  BB7 1FU  Flat  1  Affordable Rent  562  0034013  362  362 Higher Standen Clitheroe  21 Centurion Way, Clitheroe  39S  BB7 1FU  House  DET_S  2  Affordable Rent  603  0034014  362  362 Higher Standen Clitheroe  23 Centurion Way, Clitheroe  40S  BB7 1FU  House  DET_S  2  Affordable Rent  603  0034019  362  362 Higher Standen Clitheroe  20 Brownhill Grove , Clitheroe  51S  BB7 1FY  House  DET_S  2  Affordable Rent  603  0034020  362  362 Higher Standen Clitheroe  22 Brownhill Grove , Clitheroe  52S  BB7 1FY  House  DET_S  2  Affordable Rent  603  0034031  362  362 Higher Standen Clitheroe  9 Roman Road Crescent, Clitheroe  76S  BB7 1FZ  House  DET_S  2  Affordable Rent  603  0034032  362  362 Higher Standen Clitheroe  7 Roman Road Crescent, Clitheroe  77S  BB7 1FZ  House  DET_S  2  Affordable Rent  603  0034037  362  362 Higher Standen Clitheroe  4 Roman Road Crescent, Clitheroe  92S  BB7 1FZ  House  DET_S  2  Affordable Rent  603  0034038  362  362 Higher Standen Clitheroe  6 Roman Road Crescent, Clitheroe  93S  BB7 1FZ  House  DET_S  2  Affordable Rent  603  0087001  364  364 SOUTH OF CHURCH ST KINGHAM  18 Swailbrook Place, Kingham  8  OX7 6RE  House  DET_S  3  Affordable Rent  947  0087002  364  364 SOUTH OF CHURCH ST KINGHAM  16 Swailbrook Place, Kingham  9  OX7 6RE  House  DET_S  3  Affordable Rent  947  0087003  364  364 SOUTH OF CHURCH ST KINGHAM  10 Swailbrook Place, Kingham  12  OX7 6RE  House  DET_S  2  Affordable Rent  829  0087004  364  364 SOUTH OF CHURCH ST KINGHAM  8 Swailbrook Place, Kingham  13  OX7 6RE  House  DET_S  2  Affordable Rent  829  0087005  364  364 SOUTH OF CHURCH ST KINGHAM  14 Swailbrook Place, Kingham  10  OX7 6RE  House  DET_S  1  Affordable Rent  511  0087006  364  364 SOUTH OF CHURCH ST KINGHAM  12 Swailbrook Place, Kingham  11  OX7 6RE  House  DET_S  1  Affordable Rent  511  0134035  368  368 Heathfield Nook Road Buxto  4 Ashford Drive, Buxton  144  SK17 9GQ  House  DET_S  2  Affordable Rent  721  0134036  368  368 Heathfield Nook Road Buxto  6 Ashford Drive, Buxton  145  SK17 9GQ  House  DET_S  2  Affordable Rent  721  0040032  400  400 St Peter's Place  35 Brodie Rise, Salisbury  258  SP2 9FR  House  DET_S  3  Affordable Rent  761  0040033  400  400 St Peter's Place  33 Brodie Rise, Salisbury  259  SP2 9FR  House  DET_S  3  Affordable Rent  761  0040034  400  400 St Peter's Place  7 Floyd Avenue, Salisbury  279  SP2 9FT  House  DET_S  3  Affordable Rent  761  0040035  400  400 St Peter's Place  9 Floyd Avenue, Salisbury  280  SP2 9FT  House  DET_S  3  Affordable Rent  761  0040036  400  400 St Peter's Place  10 Floyd Avenue, Salisbury  298  SP2 9FT  House  DET_S  3  Affordable Rent  761  0040037  400  400 St Peter's Place  8 Floyd Avenue, Salisbury  299  SP2 9FT  House  DET_S  3  Affordable Rent  761  0040038  400  400 St Peter's Place  11 Floyd Avenue, Salisbury  281  SP2 9FT  House  DET_S  3  Affordable Rent  761  0040039  400  400 St Peter's Place  15 Floyd Avenue, Salisbury  282  SP2 9FT  House  DET_S  3  Affordable Rent  761  0040040  400  400 St Peter's Place  14 Floyd Avenue, Salisbury  296  SP2 9FT  House  DET_S  3  Affordable Rent  761  0040041  400  400 St Peter's Place  12 Floyd Avenue, Salisbury  297  SP2 9FT  House  DET_S  3  Affordable Rent  761  0040042  400  400 St Peter's Place  71 Coberly Drive, Salisbury  180  SP2 9FD  House  DET_S  3  Affordable Rent  761  0040043  400  400 St Peter's Place  69 Coberly Drive, Salisbury  181  SP2 9FD  House  DET_S  3  Affordable Rent  761  0040013  400  400 St Peter's Place  12 Vokes Way, Salisbury  312  SP2 9FQ  Flat  2  Affordable Rent  649  0040014  400  400 St Peter's Place  18 Vokes Way, Salisbury  315  SP2 9FQ  Flat  2  Affordable Rent  649  0040015  400  400 St Peter's Place  1 Brodie Rise, Salisbury  318  SP2 9FR  Flat  2  Affordable Rent  649  0040016  400  400 St Peter's Place  3 Brodie Rise, Salisbury  319  SP2 9FR  Flat  2  Affordable Rent  649  0040017  400  400 St Peter's Place  10 Vokes Way, Salisbury  310  SP2 9FQ  Flat  2  Affordable Rent  621  0040018  400  400 St Peter's Place  14 Vokes Way, Salisbury  311  SP2 9FQ  Flat  2  Affordable Rent  621  0040019  400  400 St Peter's Place  16 Vokes Way, Salisbury  313  SP2 9FQ  Flat  2  Affordable Rent  621  0040020  400  400 St Peter's Place  20 Vokes Way, Salisbury  314  SP2 9FQ  Flat  2  Affordable Rent  621  0040021  400  400 St Peter's Place  22 Vokes Way, Salisbury  316  SP2 9FQ  Flat  2  Affordable Rent  621  0040022  400  400 St Peter's Place  24 Vokes Way, Salisbury  317  SP2 9FQ  Flat  2  Affordable Rent  621  0040044  400  400 St Peter's Place  4 Floyd Avenue, Salisbury  301  SP2 9FT  House  DET_S  4  Affordable Rent  1084  0040045  400  400 St Peter's Place  37 Lambert Drive, Salisbury  172  SP2 9FP  House  DET_S  4  Affordable Rent  1084  0040023  400  400 St Peter's Place  41 Brodie Rise, Salisbury  255  SP2 9FR  House  TER_E  2  Affordable Rent  638  0040024  400  400 St Peter's Place  39 Brodie Rise, Salisbury  256  SP2 9FR  House  TER_M  2  Affordable Rent  638  0040025  400  400 St Peter's Place  37 Brodie Rise, Salisbury  257  SP2 9FR  House  TER_E  2  Affordable Rent  638  0040026  400  400 St Peter's Place  31 Brodie Rise, Salisbury  260  SP2 9FR  House  DET_S  2  Affordable Rent  638  0040027  400  400 St Peter's Place  29 Brodie Rise, Salisbury  261  SP2 9FR  House  DET_S  2  Affordable Rent  638  0040028  400  400 St Peter's Place  18 Brodie Rise, Salisbury  269  SP2 9FR  House  DET_S  2  Affordable Rent  638  0040029  400  400 St Peter's Place  20 Brodie Rise, Salisbury  270  SP2 9FR  House  DET_S  2  Affordable Rent  638  0040030  400  400 St Peter's Place  17 Floyd Avenue, Salisbury  283  SP2 9FT  House  DET_S  2  Affordable Rent  638  0040031  400  400 St Peter's Place  19 Floyd Avenue, Salisbury  284  SP2 9FT  House  DET_S  2  Affordable Rent  638  0041001  405  405 The Paddocks  7 Jockey Way, Andover  69  SP11 6ZW  Flat  1  Affordable Rent  526  0041005  405  405 The Paddocks  9 Jockey Way, Andover  70  SP11 6ZW  Flat  1  Affordable Rent  628  0041019  405  405 The Paddocks  144 Halter Way, Andover  449  SP11 6ZG  Flat  1  Affordable Rent  528  0041020  405  405 The Paddocks  104 Halter Way, Andover  469  SP11 6ZG  Flat  1  Affordable Rent  528  0041021  405  405 The Paddocks  100 Halter Way, Andover  471  SP11 6ZG  Flat  1  Affordable Rent  528  0041022  405  405 The Paddocks  123 Halter Way, Andover  498  SP11 6ZG  Flat  1  Affordable Rent  528  0041027  405  405 The Paddocks  142 Halter Way, Andover  450  SP11 6ZG  Flat  1  Affordable Rent  628  0041028  405  405 The Paddocks  102 Halter Way, Andover  470  SP11 6ZG  Flat  1  Affordable Rent  628  0041029  405  405 The Paddocks  98 Halter Way, Andover  472  SP11 6ZG  Flat  1  Affordable Rent  628  0041030  405  405 The Paddocks  121 Halter Way, Andover  499  SP11 6ZG  Flat  1  Affordable Rent  628  0041099  405  405 The Paddocks  10 Arcaro Road, Andover  61  SP11 6ZH  House  DET_S  3  Affordable Rent  881  0041101  405  405 The Paddocks  5 Jockey Way, Andover  68  SP11 6ZW  House  TER_E  3  Affordable Rent  872  0041124  405  405 The Paddocks  96 Halter Way, Andover  473  SP11 6ZG  House  DET_S  3  Affordable Rent  881  0041125  405  405 The Paddocks  94 Halter Way, Andover  474  SP11 6ZG  House  DET_S  3  Affordable Rent  881  0041126  405  405 The Paddocks  92 Halter Way, Andover  475  SP11 6ZG  House  DET_S  3  Affordable Rent  881  0041127  405  405 The Paddocks  90 Halter Way, Andover  476  SP11 6ZG  House  DET_S  3  Affordable Rent  881  0041031  405  405 The Paddocks  8 Arcaro Road, Andover  62  SP11 6ZH  House  DET_S  2  Affordable Rent  642  0041032  405  405 The Paddocks  6 Arcaro Road, Andover  63  SP11 6ZH  House  DET_S  2  Affordable Rent  642  0041033  405  405 The Paddocks  17 Jockey Way, Andover  73  SP11 6ZW  House  TER_E  2  Affordable Rent  631  0041034  405  405 The Paddocks  19 Jockey Way, Andover  74  SP11 6ZW  House  TER_M  2  Affordable Rent  631  0041035  405  405 The Paddocks  21 Jockey Way, Andover  75  SP11 6ZW  House  TER_E  2  Affordable Rent  631  0041036  405  405 The Paddocks  23 Jockey Way, Andover  76  SP11 6ZW  House  TER_E  2  Affordable Rent  631  0041037  405  405 The Paddocks  25 Jockey Way, Andover  77  SP11 6ZW  House  TER_M  2  Affordable Rent  631  0041038  405  405 The Paddocks  27 Jockey Way, Andover  78  SP11 6ZW  House  TER_E  2  Affordable Rent  631  0041089  405  405 The Paddocks  140 Halter Way, Andover  451  SP11 6ZG  House  TER_E  2  Affordable Rent  642  Page 7 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0041090  405  405 The Paddocks  138 Halter Way, Andover  452  SP11 6ZG  House  TER_M  2  Affordable Rent  642  0041091  405  405 The Paddocks  136 Halter Way, Andover  453  SP11 6ZG  House  TER_E  2  Affordable Rent  642  0041092  405  405 The Paddocks  134 Halter Way, Andover  454  SP11 6ZG  House  DET_S  2  Affordable Rent  642  0041093  405  405 The Paddocks  132 Halter Way, Andover  455  SP11 6ZG  House  DET_S  2  Affordable Rent  642  0041094  405  405 The Paddocks  151 Halter Way, Andover  484  SP11 6ZG  House  TER_E  2  Affordable Rent  653  0041095  405  405 The Paddocks  149 Halter Way, Andover  485  SP11 6ZG  House  TER_M  2  Affordable Rent  653  0041096  405  405 The Paddocks  147 Halter Way, Andover  486  SP11 6ZG  House  TER_E  2  Affordable Rent  653  0041097  405  405 The Paddocks  145 Halter Way, Andover  487  SP11 6ZG  House  DET_S  2  Affordable Rent  653  0041098  405  405 The Paddocks  143 Halter Way, Andover  488  SP11 6ZG  House  DET_S  2  Affordable Rent  653  0041208  405  405 The Paddocks  9 Foal Close, Andover  1211  SP11 6XR  House  DET_S  2  Affordable Rent  642  0041209  405  405 The Paddocks  7 Foal Close, Andover  1212  SP11 6XR  House  DET_S  2  Affordable Rent  642  0041128  405  405 The Paddocks  12 Arcaro Road, Andover  60  SP11 6ZH  House  DET_S  4  Affordable Rent  1260  0089013  408  408 STATION ROAD LOWER STONDO  4 Wren Close, Henlow  55  SG16 6GD  House  TER_E  3  Affordable Rent  890  0089014  408  408 STATION ROAD LOWER STONDO  20 Skylark Field , Henlow  56  SG16 6GE  House  TER_M  3  Affordable Rent  890  0089015  408  408 STATION ROAD LOWER STONDO  21 Skylark Field , Henlow  57  SG16 6GE  House  TER_E  3  Affordable Rent  890  0089026  408  408 STATION ROAD LOWER STONDO  44 Woodpecker Mead, Henlow  71  SG16 6FU  House  TER_M  2  Affordable Rent  764  0089027  408  408 STATION ROAD LOWER STONDO  42 Woodpecker Mead, Henlow  72  SG16 6FU  House  TER_M  2  Affordable Rent  764  0089016  408  408 STATION ROAD LOWER STONDO  26 Skylark Field , Henlow  61  SG16 6GE  Flat  1  Affordable Rent  530  0089017  408  408 STATION ROAD LOWER STONDO  52 Woodpecker Mead, Henlow  62  SG16 6FU  Flat  1  Affordable Rent  530  0089018  408  408 STATION ROAD LOWER STONDO  50 Woodpecker Mead, Henlow  63  SG16 6FU  Flat  1  Affordable Rent  530  0089019  408  408 STATION ROAD LOWER STONDO  25 Skylark Field , Henlow  64  SG16 6GE  Flat  1  Affordable Rent  530  0089020  408  408 STATION ROAD LOWER STONDO  54 Woodpecker Mead, Henlow  65  SG16 6FU  Flat  1  Affordable Rent  530  0089021  408  408 STATION ROAD LOWER STONDO  56 Woodpecker Mead, Henlow  66  SG16 6FU  Flat  1  Affordable Rent  530  0089022  408  408 STATION ROAD LOWER STONDO  48 Woodpecker Mead, Henlow  67  SG16 6FU  Flat  1  Affordable Rent  530  0089023  408  408 STATION ROAD LOWER STONDO  58 Woodpecker Mead, Henlow  68  SG16 6FU  Flat  1  Affordable Rent  530  0089024  408  408 STATION ROAD LOWER STONDO  60 Woodpecker Mead, Henlow  69  SG16 6FU  Flat  1  Affordable Rent  530  0090003  434  434 OAKINGTON ROAD COTTENHAM  15 Newton Close, Cottenham  8  CB24 8AQ  House  DET_S  3  Affordable Rent  1033  0090004  434  434 OAKINGTON ROAD COTTENHAM  17 Newton Close, Cottenham  9  CB24 8AQ  House  DET_S  3  Affordable Rent  1033  0090005  434  434 OAKINGTON ROAD COTTENHAM  19 Newton Close, Cottenham  10  CB24 8AQ  House  DET_S  4  Affordable Rent  1270  0090006  434  434 OAKINGTON ROAD COTTENHAM  21 Newton Close, Cottenham  11  CB24 8AQ  House  DET_S  4  Affordable Rent  1270  0090007  434  434 OAKINGTON ROAD COTTENHAM  23 Newton Close, Cottenham  12  CB24 8AQ  Flat  1  Affordable Rent  667  0090008  434  434 OAKINGTON ROAD COTTENHAM  25 Newton Close, Cottenham  13  CB24 8AQ  Flat  1  Affordable Rent  538  0090009  434  434 OAKINGTON ROAD COTTENHAM  27 Newton Close, Cottenham  14  CB24 8AQ  Flat  1  Affordable Rent  678  0090010  434  434 OAKINGTON ROAD COTTENHAM  29 Newton Close, Cottenham  15  CB24 8AQ  Flat  1  Affordable Rent  549  0090011  434  434 OAKINGTON ROAD COTTENHAM  31 Newton Close, Cottenham  16  CB24 8AQ  Flat  1  Affordable Rent  549  0090012  434  434 OAKINGTON ROAD COTTENHAM  33 Newton Close, Cottenham  17  CB24 8AQ  Flat  1  Affordable Rent  678  0090013  434  434 OAKINGTON ROAD COTTENHAM  9 Hawking Way, Cottenham  22  CB24 8AR  House  DET_S  2  Affordable Rent  850  0090014  434  434 OAKINGTON ROAD COTTENHAM  11 Hawking Way, Cottenham  23  CB24 8AR  House  DET_S  2  Affordable Rent  850  0090019  434  434 OAKINGTON ROAD COTTENHAM  8 Hawking Way, Cottenham  32  CB24 8AR  House  DET_S  2  Affordable Rent  850  0090020  434  434 OAKINGTON ROAD COTTENHAM  6 Hawking Way, Cottenham  33  CB24 8AR  House  DET_S  2  Affordable Rent  850  0029001  448  448 Land Off Cranleigh Road P  22 Southfields, Fareham  20  PO16 9FG  Flat  1  Affordable Rent  495  0029002  448  448 Land Off Cranleigh Road P  Flat 2, 24 Southfields, Fareham  21  PO16 9FG  Flat  1  Affordable Rent  495  0029003  448  448 Land Off Cranleigh Road P  Flat 1, 24 Southfields, Fareham  22  PO16 9FG  Flat  1  Affordable Rent  488  0029004  448  448 Land Off Cranleigh Road P  26 Southfields, Fareham  23  PO16 9FG  Flat  1  Affordable Rent  488  0029019  448  448 Land Off Cranleigh Road P  50 Southfields, Fareham  35  PO16 9FG  House  DET_S  2  Affordable Rent  631  0029020  448  448 Land Off Cranleigh Road P  52 Southfields, Fareham  36  PO16 9FG  House  DET_S  2  Affordable Rent  631  0029027  448  448 Land Off Cranleigh Road P  46 Southfields, Fareham  33  PO16 9FG  House  DET_S  3  Affordable Rent  874  0029028  448  448 Land Off Cranleigh Road P  48 Southfields, Fareham  34  PO16 9FG  House  DET_S  3  Affordable Rent  874  0029033  448  448 Land Off Cranleigh Road P  14 Southfields, Fareham  15  PO16 9FG  House  DET_S  4  Affordable Rent  1247  0091001  454  454 LAND NORTH OF THE CAUSEWAY  2 Robinson Gardens, Bassingbourn  2  SG8 5GY  House  TER_M  2  Affordable Rent  836  0091002  454  454 LAND NORTH OF THE CAUSEWAY  3 Robinson Gardens, Bassingbourn  3  SG8 5GY  House  TER_E  2  Affordable Rent  836  0091003  454  454 LAND NORTH OF THE CAUSEWAY  4 Robinson Gardens, Bassingbourn  4  SG8 5GY  House  TER_E  2  Affordable Rent  836  0091004  454  454 LAND NORTH OF THE CAUSEWAY  5 Robinson Gardens, Bassingbourn  5  SG8 5GY  House  TER_M  2  Affordable Rent  836  0091005  454  454 LAND NORTH OF THE CAUSEWAY  1 Robinson Gardens, Bassingbourn  1  SG8 5GY  House  TER_E  3  Affordable Rent  1002  0091006  454  454 LAND NORTH OF THE CAUSEWAY  6 Robinson Gardens, Bassingbourn  6  SG8 5GY  House  TER_E  3  Affordable Rent  1002  0091007  454  454 LAND NORTH OF THE CAUSEWAY  7 Robinson Gardens, Bassingbourn  8  SG8 5GY  House  TER_E  3  Affordable Rent  1002  0093005  483  483 UPPER CALDECOTE BIGGLESWA  3 Chicory Orchard, Biggleswade  27  SG18 9GA  House  DET_S  2  Affordable Rent  855  0093006  483  483 UPPER CALDECOTE BIGGLESWA  1 Chicory Orchard, Biggleswade  28  SG18 9GA  House  TER_M  2  Affordable Rent  855  0093007  483  483 UPPER CALDECOTE BIGGLESWA  10 Foxglove Gardens, Biggleswade  29  SG18 9FZ  House  DET_S  2  Affordable Rent  855  0093012  483  483 UPPER CALDECOTE BIGGLESWA  5 Sunflower Croft, Biggleswade  38  SG18 9FY  House  DET  4  Affordable Rent  1141  0093008  483  483 UPPER CALDECOTE BIGGLESWA  17 Foxglove Gardens, Biggleswade  30  SG18 9FZ  House  DET_S  3  Affordable Rent  1005  0093013  483  483 UPPER CALDECOTE BIGGLESWA  3 Sunflower Croft, Biggleswade  39  SG18 9FY  House  DET_S  3  Affordable Rent  1005  0093014  483  483 UPPER CALDECOTE BIGGLESWA  1 Sunflower Croft, Biggleswade  40  SG18 9FY  House  DET_S  3  Affordable Rent  1005  0053001  494  494 Amington Green  Flat 1 Needwood House, Barton Close, Tamworth  358  B77 4FX  Flat  1  Affordable Rent  507  0053002  494  494 Amington Green  Flat 4 Needwood House, Barton Close, Tamworth  361  B77 4FX  Flat  1  Affordable Rent  507  0053003  494  494 Amington Green  Flat 7 Needwood House, Barton Close, Tamworth  364  B77 4FX  Flat  1  Affordable Rent  507  0053004  494  494 Amington Green  Flat 1 Walton House, Barton Close, Tamworth  367  B77 4FX  Flat  1  Affordable Rent  625  0053005  494  494 Amington Green  Flat 2 Walton House, Barton Close, Tamworth  368  B77 4FX  Flat  2  Affordable Rent  521  0053006  494  494 Amington Green  Flat 3 Walton House, Barton Close, Tamworth  369  B77 4FX  Flat  2  Affordable Rent  625  0053007  494  494 Amington Green  Flat 4 Walton House, Barton Close, Tamworth  370  B77 4FX  Flat  2  Affordable Rent  625  0053008  494  494 Amington Green  Flat 5 Walton House, Barton Close, Tamworth  371  B77 4FX  Flat  2  Affordable Rent  625  0053009  494  494 Amington Green  Flat 6 Walton House, Barton Close, Tamworth  372  B77 4FX  Flat  2  Affordable Rent  625  0053010  494  494 Amington Green  Flat 2 Needwood House, Barton Close, Tamworth  359  B77 4FX  Flat  2  Affordable Rent  634  0053011  494  494 Amington Green  Flat 3 Needwood House, Barton Close, Tamworth  360  B77 4FX  Flat  2  Affordable Rent  634  0053012  494  494 Amington Green  Flat 5 Needwood House, Barton Close, Tamworth  362  B77 4FX  Flat  2  Affordable Rent  634  0053013  494  494 Amington Green  Flat 6 Needwood House, Barton Close, Tamworth  363  B77 4FX  Flat  2  Affordable Rent  634  0053014  494  494 Amington Green  Flat 8 Needwood House, Barton Close, Tamworth  365  B77 4FX  Flat  2  Affordable Rent  634  0053015  494  494 Amington Green  Flat 9 Needwood House, Barton Close, Tamworth  366  B77 4FX  Flat  2  Affordable Rent  634  Page 8 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0023003  502  502 Baker Oat Frensham  7 Stable Close, Farnham  8  GU10 4EF  Flat  1  Affordable Rent  538  0023004  502  502 Baker Oat Frensham  10 Stable Close, Farnham  9  GU10 4EF  Flat  1  Affordable Rent  538  0023006  502  502 Baker Oat Frensham  8 Stable Close, Farnham  11  GU10 4EF  Flat  1  Affordable Rent  538  0023009  502  502 Baker Oat Frensham  13 Stable Close, Farnham  14  GU10 4EF  House  TER_E  2  Affordable Rent  856  0023010  502  502 Baker Oat Frensham  14 Stable Close, Farnham  15  GU10 4EF  House  TER_M  2  Affordable Rent  856  0023011  502  502 Baker Oat Frensham  15 Stable Close, Farnham  16  GU10 4EF  House  TER_E  2  Affordable Rent  856  0095001  505  505 SILSOE  8 The Laurels , Silsoe  8  MK45 4PQ  House  DET_S  2  Affordable Rent  850  0095002  505  505 SILSOE  9 The Laurels , Silsoe  9  MK45 4PQ  House  DET_S  2  Affordable Rent  850  0095003  505  505 SILSOE  10 The Laurels , Silsoe  10  MK45 4PQ  House  DET_S  3  Affordable Rent  1001  0095004  505  505 SILSOE  11 The Laurels , Silsoe  11  MK45 4PQ  House  DET_S  3  Affordable Rent  1001  0104001  517  517 WHITES LANE  14 De Bray Close, Northampton  25  NN5 6WR  House  DET_S  1  Affordable Rent  560  0104002  517  517 WHITES LANE  16 De Bray Close, Northampton  26  NN5 6WR  House  DET_S  1  Affordable Rent  560  0104003  517  517 WHITES LANE  3 Whites Lane, Northampton  43  NN5 6WT  Flat  2  Affordable Rent  704  0104004  517  517 WHITES LANE  1 Whites Lane, Northampton  44  NN5 6WT  Flat  2  Affordable Rent  650  0104005  517  517 WHITES LANE  659 Harlestone Road, Northampton  45  NN5 6WS  Flat  2  Affordable Rent  650  0104006  517  517 WHITES LANE  655 Harlestone Road, Northampton  46  NN5 6WS  Flat  2  Affordable Rent  650  0104007  517  517 WHITES LANE  657 Harlestone Road, Northampton  47  NN5 6WS  Flat  2  Affordable Rent  650  0104008  517  517 WHITES LANE  651 Harlestone Road, Northampton  48  NN5 6WS  Flat  2  Affordable Rent  650  0104009  517  517 WHITES LANE  653 Harlestone Road, Northampton  49  NN5 6WS  Flat  2  Affordable Rent  650  0104010  517  517 WHITES LANE  5 Whites Lane, Northampton  50  NN5 6WT  House  TER_E  2  Affordable Rent  750  0104011  517  517 WHITES LANE  7 Whites Lane, Northampton  51  NN5 6WT  House  TER_M  2  Affordable Rent  750  0104012  517  517 WHITES LANE  9 Whites Lane, Northampton  52  NN5 6WT  House  TER_E  2  Affordable Rent  750  0098002  524  524 LAND WEST OF SAHAM ROAD W  9 Aircraft Drive, Thetford  5  IP25 6ZA  House  TER_M  3  Affordable Rent  947  0098007  524  524 LAND WEST OF SAHAM ROAD W  39 Aircraft Drive, Thetford  20  IP25 6ZA  House  TER_E  1  Affordable Rent  603  0098008  524  524 LAND WEST OF SAHAM ROAD W  41 Aircraft Drive, Thetford  21  IP25 6ZA  House  TER_M  1  Affordable Rent  603  0098009  524  524 LAND WEST OF SAHAM ROAD W  43 Aircraft Drive, Thetford  22  IP25 6ZA  House  TER_E  1  Affordable Rent  603  0098010  524  524 LAND WEST OF SAHAM ROAD W  45 Aircraft Drive, Thetford  23  IP25 6ZA  House  TER_E  2  Affordable Rent  861  0098011  524  524 LAND WEST OF SAHAM ROAD W  47 Aircraft Drive, Thetford  24  IP25 6ZA  House  TER_M  2  Affordable Rent  861  0098012  524  524 LAND WEST OF SAHAM ROAD W  49 Aircraft Drive, Thetford  25  IP25 6ZA  House  TER_E  2  Affordable Rent  861  0098013  524  524 LAND WEST OF SAHAM ROAD W  40 Aircraft Drive, Thetford  26  IP25 6ZA  Flat  1  Affordable Rent  495  0098014  524  524 LAND WEST OF SAHAM ROAD W  42 Aircraft Drive, Thetford  27  IP25 6ZA  Flat  1  Affordable Rent  495  0098015  524  524 LAND WEST OF SAHAM ROAD W  44 Aircraft Drive, Thetford  28  IP25 6ZA  Flat  1  Affordable Rent  495  0098016  524  524 LAND WEST OF SAHAM ROAD W  46 Aircraft Drive, Thetford  29  IP25 6ZA  Flat  1  Affordable Rent  495  0098019  524  524 LAND WEST OF SAHAM ROAD W  14 Pingo Road , Thetford  60  IP25 6ZB  House  TER_M  2  Affordable Rent  861  0098020  524  524 LAND WEST OF SAHAM ROAD W  12 Pingo Road , Thetford  61  IP25 6ZB  House  TER_E  2  Affordable Rent  861  0098021  524  524 LAND WEST OF SAHAM ROAD W  10 Pingo Road , Thetford  62  IP25 6ZB  House  DET  3  Affordable Rent  904  0098022  524  524 LAND WEST OF SAHAM ROAD W  8 Pingo Road , Thetford  63  IP25 6ZB  House  DET  2  Affordable Rent  678  0098023  524  524 LAND WEST OF SAHAM ROAD W  6 Pingo Road , Thetford  64  IP25 6ZB  House  DET_S  2  Affordable Rent  861  0098026  524  524 LAND WEST OF SAHAM ROAD W  4 Aircraft Drive, Thetford  70  IP25 6ZA  House  TER_E  2  Affordable Rent  861  0098027  524  524 LAND WEST OF SAHAM ROAD W  6 Aircraft Drive, Thetford  71  IP25 6ZA  House  TER_M  2  Affordable Rent  861  0098028  524  524 LAND WEST OF SAHAM ROAD W  8 Aircraft Drive, Thetford  72  IP25 6ZA  House  TER_E  2  Affordable Rent  861  0098029  524  524 LAND WEST OF SAHAM ROAD W  10 Aircraft Drive, Thetford  73  IP25 6ZA  House  DET  3  Affordable Rent  904  0059001  545  545 Hawthorne Road Ramsey  2 Wagstaffe Close, Ramsey  13  PE26 1LB  House  TER_E  2  Affordable Rent  760  0059002  545  545 Hawthorne Road Ramsey  4 Wagstaffe Close, Ramsey  14  PE26 1LB  House  TER_M  2  Affordable Rent  760  0059003  545  545 Hawthorne Road Ramsey  6 Wagstaffe Close, Ramsey  15  PE26 1LB  House  TER_E  2  Affordable Rent  760  0059004  545  545 Hawthorne Road Ramsey  10 Muir Grove , Ramsey  18  PE26 1LD  House  DET  2  Affordable Rent  669  0059005  545  545 Hawthorne Road Ramsey  9 Muir Grove , Ramsey  19  PE26 1LD  House  DET  2  Affordable Rent  669  0059006  545  545 Hawthorne Road Ramsey  8 Muir Grove , Ramsey  20  PE26 1LD  House  TER_E  3  Affordable Rent  904  0059007  545  545 Hawthorne Road Ramsey  7 Muir Grove , Ramsey  21  PE26 1LD  House  TER_E  3  Affordable Rent  904  0059008  545  545 Hawthorne Road Ramsey  6 Muir Grove , Ramsey  22  PE26 1LD  House  TER_E  3  Affordable Rent  904  0059009  545  545 Hawthorne Road Ramsey  5 Muir Grove , Ramsey  23  PE26 1LD  House  TER_E  3  Affordable Rent  904  0059010  545  545 Hawthorne Road Ramsey  4 Muir Grove , Ramsey  24  PE26 1LD  House  TER_E  2  Affordable Rent  760  0059011  545  545 Hawthorne Road Ramsey  3 Muir Grove , Ramsey  25  PE26 1LD  House  TER_E  2  Affordable Rent  760  0059012  545  545 Hawthorne Road Ramsey  2 Muir Grove , Ramsey  26  PE26 1LD  House  TER_E  4  Affordable Rent  1057  0059013  545  545 Hawthorne Road Ramsey  1 Muir Grove , Ramsey  27  PE26 1LD  House  TER_E  4  Affordable Rent  1057  0059014  545  545 Hawthorne Road Ramsey  28 Wagstaffe Close, Ramsey  36  PE26 1LB  Flat  2  Affordable Rent  736  0059015  545  545 Hawthorne Road Ramsey  32 Wagstaffe Close, Ramsey  37  PE26 1LB  Flat  1  Affordable Rent  504  0059017  545  545 Hawthorne Road Ramsey  34 Wagstaffe Close, Ramsey  39  PE26 1LB  Flat  2  Affordable Rent  736  0059019  545  545 Hawthorne Road Ramsey  36 Wagstaffe Close, Ramsey  41  PE26 1LB  Flat  2  Affordable Rent  527  0059020  545  545 Hawthorne Road Ramsey  40 Wagstaffe Close, Ramsey  42  PE26 1LB  Flat  2  Affordable Rent  736  0059021  545  545 Hawthorne Road Ramsey  44 Wagstaffe Close, Ramsey  43  PE26 1LB  Flat  1  Affordable Rent  504  0059023  545  545 Hawthorne Road Ramsey  46 Wagstaffe Close, Ramsey  45  PE26 1LB  House  TER_E  3  Affordable Rent  904  0059024  545  545 Hawthorne Road Ramsey  48 Wagstaffe Close, Ramsey  46  PE26 1LB  House  TER_E  3  Affordable Rent  904  0059025  545  545 Hawthorne Road Ramsey  50 Wagstaffe Close, Ramsey  47  PE26 1LB  House  TER_E  2  Affordable Rent  760  0059026  545  545 Hawthorne Road Ramsey  52 Wagstaffe Close, Ramsey  48  PE26 1LB  House  TER_E  2  Affordable Rent  760  0047001  550  550 Springfields Burton Acres  72 Burton Acres Lane, Kirkburton  1  HD8 0QR  House  TER_E  3  Affordable Rent  905  0047002  550  550 Springfields Burton Acres  74 Burton Acres Lane, Kirkburton  2  HD8 0QR  House  TER_M  3  Affordable Rent  1022  0047003  550  550 Springfields Burton Acres  76 Burton Acres Lane, Kirkburton  3  HD8 0QR  House  TER_M  3  Affordable Rent  905  0047004  550  550 Springfields Burton Acres  78 Burton Acres Lane, Kirkburton  4  HD8 0QR  House  TER_E  3  Affordable Rent  905  0144038  553  553 Boyton Place (Phase 1) H  5 Claydon Court| Haverhill, Haverhill  121  CB9 7JT  House  TER_M  2  Affordable Rent  731  0144040  553  553 Boyton Place (Phase 1) H  7 Claydon Court| Haverhill, Haverhill  123  CB9 7JT  House  TER_E  2  Affordable Rent  548  0144041  553  553 Boyton Place (Phase 1) H  8 Claydon Court| Haverhill, Haverhill  124  CB9 7JT  House  TER_M  2  Affordable Rent  548  0144042  553  553 Boyton Place (Phase 1) H  9 Claydon Court| Haverhill, Haverhill  125  CB9 7JT  House  TER_M  2  Affordable Rent  548  0144043  553  553 Boyton Place (Phase 1) H  10 Claydon Court| Haverhill, Haverhill  126  CB9 7JT  House  TER_E  2  Affordable Rent  548  0144047  553  553 Boyton Place (Phase 1) H  1 Claydon Court| Haverhill, Haverhill  134  CB9 7JT  House  TER_E  2  Affordable Rent  548  0144048  553  553 Boyton Place (Phase 1) H  24 Beavis| Drive| Haverhill, Haverhill  135  CB9 7JA  House  TER_E  2  Affordable Rent  548  0144049  553  553 Boyton Place (Phase 1) H  26 Beavis Drive| Haverhill, Haverhill  136  CB9 7JA  House  TER_M  2  Affordable Rent  548  0144050  553  553 Boyton Place (Phase 1) H  28 Beavis Drive| Haverhill, Haverhill  137  CB9 7JA  House  TER_M  2  Affordable Rent  548  Page 9 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0144053  553  553 Boyton Place (Phase 1) H  21 Beavis Drive| Haverhill, Haverhill  149  CB9 7JA  House  DET_S  2  Affordable Rent  731  0144054  553  553 Boyton Place (Phase 1) H  23 Beavis Drive| Haverhill, Haverhill  150  CB9 7JA  House  DET_S  2  Affordable Rent  731  0144037  553  553 Boyton Place (Phase 1) H  6 Claydon Court| Haverhill, Haverhill  120  CB9 7JT  House  TER_E  1  Affordable Rent  538  0144039  553  553 Boyton Place (Phase 1) H  4 Claydon Court| Haverhill, Haverhill  122  CB9 7JT  House  TER_E  1  Affordable Rent  538  0144045  553  553 Boyton Place (Phase 1) H  3 Claydon Court| Haverhill, Haverhill  132  CB9 7JT  House  TER_E  1  Affordable Rent  548  0144046  553  553 Boyton Place (Phase 1) H  2 Claydon Court| Haverhill, Haverhill  133  CB9 7JT  House  TER_M  1  Affordable Rent  548  0144051  553  553 Boyton Place (Phase 1) H  30 Beavis Drive| Haverhill, Haverhill  138  CB9 7JA  House  TER_E  1  Affordable Rent  548  0144052  553  553 Boyton Place (Phase 1) H  25 Beavis Drive| Haverhill, Haverhill  148  CB9 7JA  House  DET  3  Affordable Rent  969  0144057  553  553 Boyton Place (Phase 1) H  27 Webb Close| Haverhill, Haverhill  156  CB9 7HW  House  TER_E  4  Affordable Rent  1162  0144058  553  553 Boyton Place (Phase 1) H  26 Webb Close| Haverhill, Haverhill  157  CB9 7HW  House  TER_M  4  Affordable Rent  1162  0144059  553  553 Boyton Place (Phase 1) H  25 Webb Close| Haverhill, Haverhill  158  CB9 7HW  House  TER_E  4  Affordable Rent  1162  0144060  553  553 Boyton Place (Phase 1) H  24 Webb Close| Haverhill, Haverhill  159  CB9 7HW  House  DET  3  Affordable Rent  999  0100001  570  570 DICKLEBURGH  22 Poppy Grove, Diss  16  IP21 4NU  House  TER_M  1  Affordable Rent  609  0100002  570  570 DICKLEBURGH  24 Poppy Grove, Diss  17  IP21 4NU  House  TER_E  1  Affordable Rent  609  0100003  570  570 DICKLEBURGH  18 Poppy Grove, Diss  13  IP21 4NU  House  DET_S  2  Affordable Rent  847  0100004  570  570 DICKLEBURGH  16 Poppy Grove, Diss  14  IP21 4NU  House  DET_S  2  Affordable Rent  847  0100005  570  570 DICKLEBURGH  20 Poppy Grove, Diss  15  IP21 4NU  House  TER_E  2  Affordable Rent  847  0101009  573  573 CREWE ROAD ALSAGER  27 Barn Field Way, Alsager  14  ST7 2GZ  House  TER_E  2  Affordable Rent  631  0101010  573  573 CREWE ROAD ALSAGER  29 Barn Field Way, Alsager  15  ST7 2GZ  House  TER_M  2  Affordable Rent  631  0101011  573  573 CREWE ROAD ALSAGER  31 Barn Field Way, Alsager  16  ST7 2GZ  House  TER_E  2  Affordable Rent  631  0101001  573  573 CREWE ROAD ALSAGER  11 Barn Field Way, Alsager  6  ST7 2GZ  Flat  1  Affordable Rent  470  0101002  573  573 CREWE ROAD ALSAGER  13 Barn Field Way, Alsager  7  ST7 2GZ  Flat  1  Affordable Rent  470  0101003  573  573 CREWE ROAD ALSAGER  15 Barn Field Way, Alsager  8  ST7 2GZ  Flat  1  Affordable Rent  470  0101004  573  573 CREWE ROAD ALSAGER  17 Barn Field Way, Alsager  9  ST7 2GZ  Flat  1  Affordable Rent  470  0101005  573  573 CREWE ROAD ALSAGER  19 Barn Field Way, Alsager  10  ST7 2GZ  Flat  1  Affordable Rent  470  0101006  573  573 CREWE ROAD ALSAGER  21 Barn Field Way, Alsager  11  ST7 2GZ  Flat  1  Affordable Rent  470  0101007  573  573 CREWE ROAD ALSAGER  23 Barn Field Way, Alsager  12  ST7 2GZ  Flat  1  Affordable Rent  470  0101008  573  573 CREWE ROAD ALSAGER  25 Barn Field Way, Alsager  13  ST7 2GZ  Flat  1  Affordable Rent  470  0101020  573  573 CREWE ROAD ALSAGER  4 Morris Road, Alsager  98  ST7 2GX  House  DET_S  3  Affordable Rent  761  0101021  573  573 CREWE ROAD ALSAGER  2 Morris Road, Alsager  99  ST7 2GX  House  DET_S  3  Affordable Rent  761  0106001  579  579 THE SIGNALS WATTON  49 Eastern road, Thetford  50  IP25 6PA  Flat  2  Affordable Rent  688  0106002  579  579 THE SIGNALS WATTON  37 Eastern road, Thetford  51  IP25 6PA  Flat  2  Affordable Rent  688  0106003  579  579 THE SIGNALS WATTON  35 Eastern road, Thetford  52  IP25 6PA  Flat  2  Affordable Rent  688  0106004  579  579 THE SIGNALS WATTON  47 Eastern road, Thetford  53  IP25 6PA  Flat  2  Affordable Rent  688  0106006  579  579 THE SIGNALS WATTON  39 Eastern road, Thetford  55  IP25 6PA  Flat  2  Affordable Rent  688  0106007  579  579 THE SIGNALS WATTON  45 Eastern road, Thetford  56  IP25 6PA  Flat  2  Affordable Rent  688  0106009  579  579 THE SIGNALS WATTON  9 Adcock Road, Watton, Thetford  35  IP25 6NX  House  DET_S  2  Affordable Rent  849  0106010  579  579 THE SIGNALS WATTON  7 Adcock Road, Watton, Thetford  36  IP25 6NX  House  DET_S  2  Affordable Rent  849  0106011  579  579 THE SIGNALS WATTON  10 Adcock Road, Watton, Thetford  44  IP25 6NX  House  TER_E  2  Affordable Rent  849  0106012  579  579 THE SIGNALS WATTON  15 Adcock Road, Watton, Thetford  32  IP25 6NX  House  DET_S  3  Affordable Rent  1036  0106013  579  579 THE SIGNALS WATTON  13 Adcock Road, Watton, Thetford  33  IP25 6NX  House  DET_S  3  Affordable Rent  1036  0106014  579  579 THE SIGNALS WATTON  4 Adcock Road, Watton, Thetford  41  IP25 6NX  House  DET_S  3  Affordable Rent  1036  0106015  579  579 THE SIGNALS WATTON  6 Adcock Road, Watton, Thetford  42  IP25 6NX  House  TER_E  3  Affordable Rent  1036  0106016  579  579 THE SIGNALS WATTON  8 Adcock Road, Watton, Thetford  43  IP25 6NX  House  TER_M  3  Affordable Rent  1036  0106017  579  579 THE SIGNALS WATTON  11 Adcock Road, Watton, Thetford  34  IP25 6NX  House  DET  3  Affordable Rent  962  0106018  579  579 THE SIGNALS WATTON  2 Adcock Road, Watton, Thetford  40  IP25 6NX  House  DET  4  Affordable Rent  1140  0150002  595  595 Rookery Farm  27 Virginia Drive, Haywards Heath  27  RH16 4XW  House  TER_M  2  Affordable Rent  839  0150003  595  595 Rookery Farm  29 Virginia Drive, Haywards Heath  28  RH16 4XW  House  TER_M  2  Affordable Rent  839  0150004  595  595 Rookery Farm  31 Virginia Drive, Haywards Heath  29  RH16 4XW  House  TER_E  2  Affordable Rent  839  0150005  595  595 Rookery Farm  33 Virginia Drive, Haywards Heath  30  RH16 4XW  House  TER_E  2  Affordable Rent  839  0150006  595  595 Rookery Farm  35 Virginia Drive, Haywards Heath  31  RH16 4XW  House  TER_M  2  Affordable Rent  839  0150007  595  595 Rookery Farm  37 Virginia Drive, Haywards Heath  32  RH16 4XW  House  TER_M  2  Affordable Rent  839  0150073  595  595 Rookery Farm  22 Virginia Drive, Haywards Heath  280  RH16 4XY  Flat  1  Affordable Rent  538  0150074  595  595 Rookery Farm  24 Virginia Drive, Haywards Heath  281  RH16 4XY  Flat  1  Affordable Rent  538  0150075  595  595 Rookery Farm  20 Virginia Drive, Haywards Heath  282  RH16 4XY  Flat  1  Affordable Rent  538  0150076  595  595 Rookery Farm  28 Virginia Drive, Haywards Heath  283  RH16 4XY  Flat  1  Affordable Rent  484  0150077  595  595 Rookery Farm  30 Virginia Drive, Haywards Heath  284  RH16 4XY  Flat  1  Affordable Rent  484  0150078  595  595 Rookery Farm  26 Virginia Drive, Haywards Heath  285  RH16 4XY  Flat  1  Affordable Rent  484  0150079  595  595 Rookery Farm  34 Virginia Drive, Haywards Heath  286  RH16 4XY  Flat  2  Affordable Rent  613  0150080  595  595 Rookery Farm  36 Virginia Drive, Haywards Heath  287  RH16 4XY  Flat  2  Affordable Rent  613  0150081  595  595 Rookery Farm  32 Virginia Drive, Haywards Heath  288  RH16 4XY  Flat  2  Affordable Rent  613  0150082  595  595 Rookery Farm  18 Virginia Drive, Haywards Heath  289  RH16 4XY  Flat  DET_S  2  Affordable Rent  732  0150083  595  595 Rookery Farm  10 Alma Copse, Haywards Heath  300  RH16 4ZH  Flat  2  Affordable Rent  732  0150084  595  595 Rookery Farm  9 Alma Copse, Haywards Heath  301  RH16 4ZH  Flat  2  Affordable Rent  732  0150086  595  595 Rookery Farm  8 Alma Copse, Haywards Heath  303  RH16 4ZH  House  DET_S  3  Affordable Rent  958  0150087  595  595 Rookery Farm  14 Alma Copse, Haywards Heath  304  RH16 4ZH  House  DET_S  2  Affordable Rent  839  0150088  595  595 Rookery Farm  15 Alma Copse, Haywards Heath  305  RH16 4ZH  House  DET_S  3  Affordable Rent  958  0150089  595  595 Rookery Farm  13 Alma Copse, Haywards Heath  306  RH16 4ZH  House  TER_E  2  Affordable Rent  839  0150090  595  595 Rookery Farm  12 Alma Copse, Haywards Heath  307  RH16 4ZH  House  TER_M  2  Affordable Rent  839  0150091  595  595 Rookery Farm  11 Alma Copse, Haywards Heath  308  RH16 4ZH  House  TER_E  2  Affordable Rent  839  0145019  611  611 Frenze Hall Lane  3 Nightjar Close, Norfolk  10  IP22 4UP  House  TER_M  2  Affordable Rent  764  0145020  611  611 Frenze Hall Lane  5 Nightjar Close, Norfolk  11  IP22 4UP  House  TER_M  2  Affordable Rent  764  0145021  611  611 Frenze Hall Lane  6 Nightjar Close, Norfolk  14  IP22 4UP  House  TER_M  2  Affordable Rent  764  0145022  611  611 Frenze Hall Lane  4 Nightjar Close, Norfolk  15  IP22 4UP  House  TER_M  2  Affordable Rent  764  0145023  611  611 Frenze Hall Lane  2 Nightjar Close, Norfolk  16  IP22 4UP  House  TER_E  2  Affordable Rent  764  0145024  611  611 Frenze Hall Lane  9 Bunting Drive , Norfolk  39  IP22 4UH  House  DET_S  2  Affordable Rent  764  0145025  611  611 Frenze Hall Lane  11 Bunting Drive , Norfolk  40  IP22 4UH  House  DET_S  2  Affordable Rent  764  0145027  611  611 Frenze Hall Lane  8 Partridge Rise, Norfolk  110  IP22 4UQ  House  TER_M  2  Affordable Rent  764  Page 10 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0145028  611  611 Frenze Hall Lane  10 Partridge Rise, Norfolk  111  IP22 4UQ  House  TER_E  2  Affordable Rent  764  0145029  611  611 Frenze Hall Lane  43 Harrier Way, Norfolk  127  IP22 4UL  House  TER_E  2  Affordable Rent  764  0145030  611  611 Frenze Hall Lane  41 Harrier Way, Norfolk  128  IP22 4UL  House  TER_M  2  Affordable Rent  764  0145031  611  611 Frenze Hall Lane  39 Harrier Way, Norfolk  129  IP22 4UL  House  TER_E  2  Affordable Rent  764  0145032  611  611 Frenze Hall Lane  5 Bunting Drive , Norfolk  37  IP22 4UH  House  TER_M  3  Affordable Rent  883  0145033  611  611 Frenze Hall Lane  7 Bunting Drive , Norfolk  38  IP22 4UH  House  TER_E  3  Affordable Rent  883  0145034  611  611 Frenze Hall Lane  10 Cormorant Close, Norfolk  52  IP22 4UJ  House  DET_S  3  Affordable Rent  883  0145035  611  611 Frenze Hall Lane  8 Cormorant Close, Norfolk  53  IP22 4UJ  House  DET_S  3  Affordable Rent  883  0145036  611  611 Frenze Hall Lane  6 Cormorant Close, Norfolk  54  IP22 4UJ  House  TER_E  3  Affordable Rent  883  0145037  611  611 Frenze Hall Lane  4 Cormorant Close, Norfolk  55  IP22 4UJ  House  TER_M  3  Affordable Rent  883  0145038  611  611 Frenze Hall Lane  1 Nightjar Close, Norfolk  9  IP22 4UP  House  TER_E  4  Affordable Rent  1388  0145001  611  611 Frenze Hall Lane  7 Nightjar Close, Norfolk  12  IP22 4UP  House  TER_E  1  Affordable Rent  490  0145002  611  611 Frenze Hall Lane  8 Nightjar Close, Norfolk  13  IP22 4UP  House  TER_E  1  Affordable Rent  490  0145003  611  611 Frenze Hall Lane  1 Bunting Drive, Norfolk  35  IP22 4UH  House  TER_E  1  Affordable Rent  548  0145004  611  611 Frenze Hall Lane  3 Bunting Drive , Norfolk  36  IP22 4UH  House  TER_M  1  Affordable Rent  548  0145005  611  611 Frenze Hall Lane  30 Harrier Way, Norfolk  43  IP22 4UL  House  TER_E  1  Affordable Rent  548  0145006  611  611 Frenze Hall Lane  28 Harrier Way, Norfolk  44  IP22 4UL  House  TER_M  1  Affordable Rent  548  0145007  611  611 Frenze Hall Lane  26 Harrier Way, Norfolk  45  IP22 4UL  House  TER_M  1  Affordable Rent  548  0145008  611  611 Frenze Hall Lane  24 Harrier Way, Norfolk  46  IP22 4UL  House  DET_S  1  Affordable Rent  548  0145009  611  611 Frenze Hall Lane  22 Harrier Way, Norfolk  47  IP22 4UL  House  DET_S  1  Affordable Rent  548  0145010  611  611 Frenze Hall Lane  2 Cormorant Close, Norfolk  56  IP22 4UJ  House  TER_E  1  Affordable Rent  548  0145011  611  611 Frenze Hall Lane  1 Pheasant Drive , Norfolk  58  IP22 4US  House  TER_E  1  Affordable Rent  548  0145012  611  611 Frenze Hall Lane  3 Pheasant Drive , Norfolk  59  IP22 4US  House  TER_M  1  Affordable Rent  548  0145013  611  611 Frenze Hall Lane  4 Partridge Rise, Norfolk  108  IP22 4UQ  House  TER_E  1  Affordable Rent  548  0145014  611  611 Frenze Hall Lane  6 Partridge Rise, Norfolk  109  IP22 4UQ  House  TER_M  1  Affordable Rent  548  0145015  611  611 Frenze Hall Lane  51 Harrier Way, Norfolk  123  IP22 4UL  House  TER_E  1  Affordable Rent  548  0145016  611  611 Frenze Hall Lane  49 Harrier Way, Norfolk  124  IP22 4UL  House  TER_M  1  Affordable Rent  548  0145017  611  611 Frenze Hall Lane  47 Harrier Way, Norfolk  125  IP22 4UL  House  TER_M  1  Affordable Rent  548  0145018  611  611 Frenze Hall Lane  45 Harrier Way, Norfolk  126  IP22 4UL  House  TER_E  1  Affordable Rent  548  0042001  617  617 Land Elsenham Esse  8 Marcham Row , Elsenham  163  CM22 6YE  Flat  1  Affordable Rent  434  0042002  617  617 Land Elsenham Esse  2 Southfield Close, Elsenham  164  CM22 6YF  Flat  1  Affordable Rent  519  0042003  617  617 Land Elsenham Esse  4 Southfield Close, Elsenham  165  CM22 6YF  House  DET_S  2  Affordable Rent  750  0042004  617  617 Land Elsenham Esse  6 Southfield Close, Elsenham  166  CM22 6YF  House  DET_S  3  Affordable Rent  926  0042007  617  617 Land Elsenham Esse  12 Southfield Close, Elsenham  169  CM22 6YF  House  DET_S  2  Affordable Rent  656  0042008  617  617 Land Elsenham Esse  14 Southfield Close, Elsenham  170  CM22 6YF  House  DET_S  2  Affordable Rent  656  0043001  624  624 Hamilton Gardens  23 Hayton Road, Hamilton  158  LE5 1GS  House  TER_E  3  Affordable Rent  948  0043002  624  624 Hamilton Gardens  21 Hayton Road, Hamilton  159  LE5 1GS  House  TER_M  3  Affordable Rent  948  0043003  624  624 Hamilton Gardens  19 Hayton Road, Hamilton  160  LE5 1GS  House  TER_M  3  Affordable Rent  948  0043004  624  624 Hamilton Gardens  17 Hayton Road, Hamilton  161  LE5 1GS  House  TER_E  3  Affordable Rent  948  0043005  624  624 Hamilton Gardens  15 Hayton Road, Hamilton  162  LE5 1GS  House  TER_E  3  Affordable Rent  948  0043006  624  624 Hamilton Gardens  13 Hayton Road, Hamilton  163  LE5 1GS  House  TER_M  3  Affordable Rent  948  0043007  624  624 Hamilton Gardens  11 Hayton Road, Hamilton  164  LE5 1GS  House  TER_M  3  Affordable Rent  948  0043008  624  624 Hamilton Gardens  9 Hayton Road, Hamilton  165  LE5 1GS  House  TER_E  3  Affordable Rent  948  0043009  624  624 Hamilton Gardens  18 Hayton Road, Hamilton  370  LE5 1GS  House  TER_E  4  Affordable Rent  1324  0043010  624  624 Hamilton Gardens  16 Hayton Road, Hamilton  371  LE5 1GS  House  TER_M  4  Affordable Rent  1324  0043011  624  624 Hamilton Gardens  14 Hayton Road, Hamilton  372  LE5 1GS  House  TER_M  4  Affordable Rent  1324  0043012  624  624 Hamilton Gardens  12 Hayton Road, Hamilton  373  LE5 1GS  House  TER_M  4  Affordable Rent  1324  0043013  624  624 Hamilton Gardens  10 Hayton Road, Hamilton  374  LE5 1GS  House  TER_E  4  Affordable Rent  1324  0043014  624  624 Hamilton Gardens  8 Hayton Road, Hamilton  375  LE5 1GS  House  DET_S  2  Affordable Rent  872  0043015  624  624 Hamilton Gardens  6 Hayton Road, Hamilton  376  LE5 1GS  House  DET_S  2  Affordable Rent  872  0124001  630  630 Hackwood Farm  16 Marjoram Grove, Mickleover  371  DE3 0FY  House  TER_M  3  Social Rent  784  0124002  630  630 Hackwood Farm  19 Tarragon Close, Mickleover  389  DE3 0GL  House  TER_M  3  Social Rent  776  0124011  630  630 Hackwood Farm  11 Marjoram Grove, Mickleover  367  DE3 0FY  House  DET_S  4  Social Rent  1004  0124012  630  630 Hackwood Farm  15 Marjoram Grove, Mickleover  368  DE3 0FY  House  DET_S  4  Social Rent  1004  0124015  630  630 Hackwood Farm  14 Marjoram Grove, Mickleover  372  DE3 0FY  House  TER_E  2  Affordable Rent  680  0124016  630  630 Hackwood Farm  5 Marjoram Grove, Mickleover  364  DE3 0FY  House  TER_M  2  Affordable Rent  782  0124017  630  630 Hackwood Farm  7 Marjoram Grove, Mickleover  365  DE3 0FY  House  TER_M  2  Affordable Rent  782  0124018  630  630 Hackwood Farm  21 Tarragon Close, Mickleover  390  DE3 0GL  House  TER_E  2  Affordable Rent  680  0124019  630  630 Hackwood Farm  3 Marjoram Grove, Mickleover  363  DE3 0FY  House  TER_E  2  Affordable Rent  782  0124020  630  630 Hackwood Farm  9 Marjoram Grove, Mickleover  366  DE3 0FY  House  TER_E  2  Affordable Rent  779  0124022  630  630 Hackwood Farm  18 Marjoram Grove, Mickleover  370  DE3 0FY  House  TER_M  2  Affordable Rent  680  0124023  630  630 Hackwood Farm  20 Marjoram Grove, Mickleover  369  DE3 0FY  House  TER_E  2  Affordable Rent  680  0060005  647  647 MILLERSFIELD SPROSTON PHAS  19 Bourges Court , Norwich  322  NR7 8GH  Flat  1  Affordable Rent  548  0060006  647  647 MILLERSFIELD SPROSTON PHAS  20 Bourges Court , Norwich  323  NR7 8GH  Flat  1  Affordable Rent  548  0060007  647  647 MILLERSFIELD SPROSTON PHAS  21 Bourges Court , Norwich  324  NR7 8GH  Flat  1  Affordable Rent  548  0060008  647  647 MILLERSFIELD SPROSTON PHAS  22 Bourges Court , Norwich  325  NR7 8GH  Flat  1  Affordable Rent  548  0060009  647  647 MILLERSFIELD SPROSTON PHAS  23 Bourges Court , Norwich  326  NR7 8GH  Flat  1  Affordable Rent  548  0060010  647  647 MILLERSFIELD SPROSTON PHAS  24 Bourges Court , Norwich  327  NR7 8GH  Flat  1  Affordable Rent  548  0060011  647  647 MILLERSFIELD SPROSTON PHAS  74 Bolton Road , Norwich  303  NR7 8GG  House  DET_S  2  Affordable Rent  750  0060012  647  647 MILLERSFIELD SPROSTON PHAS  76 Bolton Road , Norwich  304  NR7 8GG  House  DET_S  2  Affordable Rent  750  0060013  647  647 MILLERSFIELD SPROSTON PHAS  78 Bolton Road , Norwich  305  NR7 8GG  House  DET_S  3  Affordable Rent  951  0060014  647  647 MILLERSFIELD SPROSTON PHAS  80 Bolton Road , Norwich  306  NR7 8GG  House  DET_S  3  Affordable Rent  951  0060015  647  647 MILLERSFIELD SPROSTON PHAS  82 Bolton Road , Norwich  307  NR7 8GG  House  TER_E  3  Affordable Rent  951  0060016  647  647 MILLERSFIELD SPROSTON PHAS  84 Bolton Road , Norwich  308  NR7 8GG  House  TER_M  2  Affordable Rent  750  0060017  647  647 MILLERSFIELD SPROSTON PHAS  86 Bolton Road , Norwich  309  NR7 8GG  House  TER_M  2  Affordable Rent  750  0060018  647  647 MILLERSFIELD SPROSTON PHAS  88 Bolton Road , Norwich  310  NR7 8GG  House  TER_M  2  Affordable Rent  750  0060019  647  647 MILLERSFIELD SPROSTON PHAS  90 Bolton Road , Norwich  311  NR7 8GG  House  TER_M  2  Affordable Rent  750  0060020  647  647 MILLERSFIELD SPROSTON PHAS  92 Bolton Road , Norwich  312  NR7 8GG  House  TER_E  3  Affordable Rent  951  Page 11 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0060021  647  647 MILLERSFIELD SPROSTON PHAS  34 Bolton Road , Norwich  363  NR7 8GG  House  DET  4  Affordable Rent  1200  0060022  647  647 MILLERSFIELD SPROSTON PHAS  38 Bolton Road , Norwich  364  NR7 8GG  Flat  1  Affordable Rent  548  0060023  647  647 MILLERSFIELD SPROSTON PHAS  36 Bolton Road , Norwich  365  NR7 8GG  Flat  1  Affordable Rent  548  0060024  647  647 MILLERSFIELD SPROSTON PHAS  42 Bolton Road , Norwich  366  NR7 8GG  Flat  1  Affordable Rent  548  0060025  647  647 MILLERSFIELD SPROSTON PHAS  40 Bolton Road , Norwich  367  NR7 8GG  Flat  1  Affordable Rent  548  0060026  647  647 MILLERSFIELD SPROSTON PHAS  46 Bolton Road , Norwich  368  NR7 8GG  Flat  1  Affordable Rent  548  0060027  647  647 MILLERSFIELD SPROSTON PHAS  44 Bolton Road , Norwich  369  NR7 8GG  Flat  1  Affordable Rent  548  0060028  647  647 MILLERSFIELD SPROSTON PHAS  50 Bolton Road , Norwich  370  NR7 8GG  Flat  1  Affordable Rent  548  0060029  647  647 MILLERSFIELD SPROSTON PHAS  48 Bolton Road , Norwich  371  NR7 8GG  Flat  1  Affordable Rent  548  0060030  647  647 MILLERSFIELD SPROSTON PHAS  54 Bolton Road , Norwich  372  NR7 8GG  Flat  1  Affordable Rent  548  0060031  647  647 MILLERSFIELD SPROSTON PHAS  52 Bolton Road , Norwich  373  NR7 8GG  Flat  1  Affordable Rent  548  0060032  647  647 MILLERSFIELD SPROSTON PHAS  58 Bolton Road , Norwich  374  NR7 8GG  Flat  1  Affordable Rent  548  0060033  647  647 MILLERSFIELD SPROSTON PHAS  56 Bolton Road , Norwich  375  NR7 8GG  Flat  1  Affordable Rent  548  0060034  647  647 MILLERSFIELD SPROSTON PHAS  9 Bobolink Row, Norwich  383  NR7 8GJ  House  TER_E  3  Affordable Rent  951  0060035  647  647 MILLERSFIELD SPROSTON PHAS  7 Bobolink Row, Norwich  384  NR7 8GJ  House  TER_M  3  Affordable Rent  951  0109005  652  652 ASHFORD ROAD SELLINDGE K  6 Odette Close, Ashford  46  TN25 6BF  House  TER_E  2  Affordable Rent  805  0109006  652  652 ASHFORD ROAD SELLINDGE K  1 Odette Close, Ashford  47  TN25 6BF  House  DET_S  2  Affordable Rent  805  0109007  652  652 ASHFORD ROAD SELLINDGE K  3 Odette Close, Ashford  48  TN25 6BF  House  DET_S  2  Affordable Rent  805  0109008  652  652 ASHFORD ROAD SELLINDGE K  5 Odette Close, Ashford  49  TN25 6BF  Flat  1  Affordable Rent  505  0109009  652  652 ASHFORD ROAD SELLINDGE K  7 Odette Close, Ashford  50  TN25 6BF  Flat  1  Affordable Rent  620  0030001  665  665 Grafton Quarter  Flat 1, Lucas House, 1 Watteau Square, Croydon  3.0.1  CR0 3BY  Flat  3  Affordable Rent  1024  0030002  665  665 Grafton Quarter  Flat 2, Lucas House, 1 Watteau Square, Croydon  3.0.2  CR0 3BY  Flat  3  Affordable Rent  1024  0030003  665  665 Grafton Quarter  Flat 3, Lucas House, 1 Watteau Square, Croydon  3.0.3  CR0 3BY  Flat  3  Affordable Rent  1024  0030004  665  665 Grafton Quarter  Flat 4, Lucas House, 1 Watteau Square, Croydon  3.0.4  CR0 3BY  Flat  3  Affordable Rent  1024  0030006  665  665 Grafton Quarter  Flat 4, Chadwick House, 2 Watteau Square, Croydon  4.0.4  CR0 3BZ  Flat  3  Affordable Rent  1135  0217048  666  Warwick Road| Kibworth  24 Wagtail Avenue, Kibworth Beauchamp  125  LE8 0XN  House  DET_S  2  Affordable Rent  750  0217049  666  Warwick Road| Kibworth  26 Wagtail Avenue, Kibworth Beauchamp  126  LE8 0XN  House  DET_S  2  Affordable Rent  750  0217050  666  Warwick Road| Kibworth  28 Wagtail Avenue, Kibworth Beauchamp  127  LE8 0XN  House  DET_S  4  Affordable Rent  1104  0217051  666  Warwick Road| Kibworth  30 Wagtail Avenue, Kibworth Beauchamp  128  LE8 0XN  House  DET_S  4  Affordable Rent  1104  0217052  666  Warwick Road| Kibworth  32 Wagtail Avenue, Kibworth Beauchamp  129  LE8 0XN  House  DET_S  2  Affordable Rent  750  0217053  666  Warwick Road| Kibworth  34 Wagtail Avenue, Kibworth Beauchamp  130  LE8 0XN  House  DET_S  2  Affordable Rent  750  0049022  670  670 Chellaston Phase 2  15 Richmond Lane, Chellaston  304  DE73 6AE  House  TER_E  3  Affordable Rent  911  0049023  670  670 Chellaston Phase 2  11 Richmond Lane, Chellaston  305  DE73 6AE  House  TER_M  3  Affordable Rent  911  0049024  670  670 Chellaston Phase 2  9 Richmond Lane, Chellaston  306  DE73 6AE  House  TER_E  3  Affordable Rent  911  0049001  670  670 Chellaston Phase 2  4 Elsdon Close, Chellaston  273  DE73 6AF  House  TER_E  2  Social Rent  700  0049002  670  670 Chellaston Phase 2  6 Elsdon Close, Chellaston  274  DE73 6AF  House  TER_M  2  Social Rent  700  0049003  670  670 Chellaston Phase 2  8 Elsdon Close, Chellaston  275  DE73 6AF  House  TER_M  2  Social Rent  700  0049004  670  670 Chellaston Phase 2  10 Elsdon Close, Chellaston  276  DE73 6AF  House  TER_M  2  Social Rent  700  0049005  670  670 Chellaston Phase 2  12 Elsdon Close, Chellaston  277  DE73 6AF  House  TER_E  2  Social Rent  700  0049014  670  670 Chellaston Phase 2  12 Richmond Lane, Chellaston  290  DE73 6AE  House  TER_E  2  Social Rent  700  0049015  670  670 Chellaston Phase 2  14 Richmond Lane, Chellaston  291  DE73 6AE  House  TER_M  2  Social Rent  700  0049016  670  670 Chellaston Phase 2  16 Richmond Lane, Chellaston  292  DE73 6AE  House  TER_M  2  Social Rent  700  0049017  670  670 Chellaston Phase 2  18 Richmond Lane, Chellaston  293  DE73 6AE  House  TER_M  2  Social Rent  700  0049018  670  670 Chellaston Phase 2  20 Richmond Lane, Chellaston  294  DE73 6AE  House  TER_E  2  Social Rent  700  0049019  670  670 Chellaston Phase 2  21 Richmond Lane, Chellaston  301  DE73 6AE  House  TER_E  2  Social Rent  700  0049020  670  670 Chellaston Phase 2  19 Richmond Lane, Chellaston  302  DE73 6AE  House  TER_M  2  Social Rent  700  0049021  670  670 Chellaston Phase 2  17 Richmond Lane, Chellaston  303  DE73 6AE  House  TER_E  2  Social Rent  700  0049025  670  670 Chellaston Phase 2  7 Richmond Lane, Chellaston  307  DE73 6AE  House  TER_E  2  Social Rent  700  0049026  670  670 Chellaston Phase 2  5 Richmond Lane, Chellaston  308  DE73 6AE  House  TER_M  2  Social Rent  700  0049027  670  670 Chellaston Phase 2  3 Richmond Lane, Chellaston  309  DE73 6AE  House  TER_M  2  Social Rent  700  0049028  670  670 Chellaston Phase 2  1 Richmond Lane, Chellaston  310  DE73 6AE  House  TER_E  2  Social Rent  700  0049029  670  670 Chellaston Phase 2  8 Barnwell Way, Chellaston  355  DE73 6AH  House  TER_E  2  Social Rent  700  0049030  670  670 Chellaston Phase 2  10 Barnwell Way, Chellaston  356  DE73 6AH  House  TER_M  2  Social Rent  700  0049031  670  670 Chellaston Phase 2  12 Barnwell Way, Chellaston  357  DE73 6AH  House  TER_M  2  Social Rent  700  0044001  675  675 Chellaston Phase 1  5 Kingsgate Road, Chellaston  19  DE73 6WY  Flat  2  Social Rent  652  0044002  675  675 Chellaston Phase 1  1 Kingsgate Road, Chellaston  20  DE73 6WY  Flat  2  Social Rent  634  0044003  675  675 Chellaston Phase 1  3 Kingsgate Road, Chellaston  21  DE73 6WY  Flat  2  Social Rent  652  0044004  675  675 Chellaston Phase 1  11 Kingsgate Road, Chellaston  22  DE73 6WY  Flat  2  Social Rent  652  0044005  675  675 Chellaston Phase 1  7 Kingsgate Road, Chellaston  23  DE73 6WY  Flat  2  Social Rent  634  0044006  675  675 Chellaston Phase 1  9 Kingsgate Road, Chellaston  24  DE73 6WY  Flat  2  Social Rent  652  0044007  675  675 Chellaston Phase 1  19 Kingsgate Road, Chellaston  25  DE73 6WY  Flat  2  Social Rent  652  0044008  675  675 Chellaston Phase 1  15 Kingsgate Road, Chellaston  26  DE73 6WY  Flat  2  Social Rent  634  0044009  675  675 Chellaston Phase 1  17 Kingsgate Road, Chellaston  27  DE73 6WY  Flat  2  Social Rent  652  0044010  675  675 Chellaston Phase 1  21 Kingsgate Road, Chellaston  28  DE73 6WY  Flat  2  Social Rent  752  0110003  683  683 MILLERSFIELD SPROSTON PHAS  1 Nightjar Way, Norwich  178  NR7 8GY  House  TER_E  1  Affordable Rent  600  0110004  683  683 MILLERSFIELD SPROSTON PHAS  2 Nightjar Way, Norwich  179  NR7 8GY  House  TER_M  1  Affordable Rent  600  0110005  683  683 MILLERSFIELD SPROSTON PHAS  3 Nightjar Way, Norwich  180  NR7 8GY  House  TER_E  1  Affordable Rent  600  0110001  683  683 MILLERSFIELD SPROSTON PHAS  57 Overstrand Way, Norwich  173  NR7 8FZ  House  DET_S  2  Affordable Rent  762  0110002  683  683 MILLERSFIELD SPROSTON PHAS  59 Overstrand Way, Norwich  174  NR7 8FZ  House  DET_S  2  Affordable Rent  762  0110010  683  683 MILLERSFIELD SPROSTON PHAS  10 Partridge Close, Norwich  191  NR7 8GW  House  DET_S  3  Affordable Rent  951  0110011  683  683 MILLERSFIELD SPROSTON PHAS  11 Partridge Close, Norwich  192  NR7 8GW  House  DET_S  3  Affordable Rent  951  0061001  685  685 Ram Gorse Harlow  9 Huntley Road, Harlow  24  CM20 2PR  House  DET_S  3  Affordable Rent  905  0061002  685  685 Ram Gorse Harlow  11 Huntley Road , Harlow  25  CM20 2PR  House  DET_S  3  Affordable Rent  905  0061009  685  685 Ram Gorse Harlow  3 Bracewell Place , Harlow  52  CM20 2SY  House  TER_E  3  Affordable Rent  905  0061010  685  685 Ram Gorse Harlow  4 Bracewell Place , Harlow  53  CM20 2SY  House  TER_E  2  Affordable Rent  799  0061011  685  685 Ram Gorse Harlow  5 Bracewell Place , Harlow  54  CM20 2SY  House  TER_M  2  Affordable Rent  799  0021001  689  689 Celsea Place  1 Agatha Christie Way, Wallingford  1  OX10 9RS  Flat  2  Affordable Rent  753  0021002  689  689 Celsea Place  3 Agatha Christie Way, Wallingford  2  OX10 9RS  Flat  2  Affordable Rent  753  Page 12 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0021003  689  689 Celsea Place  5 Agatha Christie Way, Wallingford  3  OX10 9RS  Flat  1  Affordable Rent  538  0021004  689  689 Celsea Place  7 Agatha Christie Way, Wallingford  4  OX10 9RS  Flat  1  Affordable Rent  538  0021005  689  689 Celsea Place  9 Agatha Christie Way, Wallingford  5  OX10 9RS  House  DET_S  2  Affordable Rent  850  0021006  689  689 Celsea Place  11 Agatha Christie Way, Wallingford  6  OX10 9RS  House  DET_S  2  Affordable Rent  850  0021007  689  689 Celsea Place  15 Agatha Christie Way, Wallingford  7  OX10 9RS  House  DET_S  2  Affordable Rent  850  0021008  689  689 Celsea Place  17 Agatha Christie Way, Wallingford  8  OX10 9RS  House  DET_S  2  Affordable Rent  850  0021009  689  689 Celsea Place  19 Agatha Christie Way, Wallingford  9  OX10 9RS  House  DET_S  3  Affordable Rent  1011  0021010  689  689 Celsea Place  21 Agatha Christie Way, Wallingford  10  OX10 9RS  House  DET_S  3  Affordable Rent  1011  0021011  689  689 Celsea Place  23 Agatha Christie Way, Wallingford  11  OX10 9RS  House  DET_S  2  Affordable Rent  850  0021012  689  689 Celsea Place  25 Agatha Christie Way, Wallingford  12  OX10 9RS  House  DET_S  2  Affordable Rent  850  0021013  689  689 Celsea Place  27 Agatha Christie Way, Wallingford  13  OX10 9RS  House  DET_S  2  Affordable Rent  850  0021014  689  689 Celsea Place  29 Agatha Christie Way, Wallingford  14  OX10 9RS  House  DET_S  2  Affordable Rent  850  0021020  689  689 Celsea Place  6 Agatha Christie Way, Wallingford  41  OX10 9RS  House  DET_S  3  Affordable Rent  1011  0021021  689  689 Celsea Place  8 Agatha Christie Way, Wallingford  42  OX10 9RS  House  DET_S  3  Affordable Rent  1033  0021022  689  689 Celsea Place  18 Agatha Christie Way, Wallingford  47  OX10 9RS  House  TER_E  3  Affordable Rent  1151  0021023  689  689 Celsea Place  20 Agatha Christie Way, Wallingford  48  OX10 9RS  House  TER_M  3  Affordable Rent  1011  0021027  689  689 Celsea Place  19 Ashfield Way, Wallingford  71  OX10 9FU  House  TER_E  3  Affordable Rent  1011  0111002  706  706 LITTLE WALDEN ROADM SAFFRO  15 Whitehill Place, Uttlesford  2  CB10 2SD  Flat  DET  1  Affordable Rent  516  0111003  706  706 LITTLE WALDEN ROADM SAFFRO  5 Brook Row, Uttlesford  4  CB10 2GE  House  DET_S  2  Affordable Rent  760  0111004  706  706 LITTLE WALDEN ROADM SAFFRO  4 Brook Row, Uttlesford  5  CB10 2GE  House  DET_S  2  Affordable Rent  760  0111005  706  706 LITTLE WALDEN ROADM SAFFRO  18 Brook Row, Uttlesford  16  CB10 2GE  House  TER_E  2  Affordable Rent  760  0111006  706  706 LITTLE WALDEN ROADM SAFFRO  17 Lime Avenue, Uttlesford  17  CB10 2GE  House  TER_M  2  Affordable Rent  760  0111007  706  706 LITTLE WALDEN ROADM SAFFRO  16 Lime Avenue, Uttlesford  18  CB10 2GE  House  TER_E  2  Affordable Rent  760  0111008  706  706 LITTLE WALDEN ROADM SAFFRO  6 Brook Row, Uttlesford  3  CB10 2GE  House  DET_L  3  Affordable Rent  961  0141051  739  739 Cherry Tree Park  10 John Jobson Road, Shavington  125  CW2 5JD  House  TER_E  2  Affordable Rent  759  0141052  739  739 Cherry Tree Park  8 John Jobson Road, Shavington  126  CW2 5JD  House  TER_M  2  Affordable Rent  759  0141053  739  739 Cherry Tree Park  6 John Jobson Road, Shavington  127  CW2 5JD  House  TER_E  2  Affordable Rent  759  0113001  783  783 LAND ADJECENT TO NEW FOLLY  2 Bell Mead Heights, Bell Mead, Ingatestone  2  CM4 0FQ  Flat  1  Affordable Rent  515  0113002  783  783 LAND ADJECENT TO NEW FOLLY  4 Bell Mead Heights, Bell Mead, Ingatestone  4  CM4 0FQ  Flat  1  Affordable Rent  515  0113004  783  783 LAND ADJECENT TO NEW FOLLY  1 Bell Mead Heights, Bell Mead, Ingatestone  1  CM4 0FQ  Flat  2  Affordable Rent  694  0062001  788  788 Park Prewett Basingstoke  22 Condor Way, Basingstoke  12  RG24 9QX  Flat  2  Affordable Rent  541  0062002  788  788 Park Prewett Basingstoke  20 Condor Way, Basingstoke  13  RG24 9QX  Flat  2  Affordable Rent  541  0062003  788  788 Park Prewett Basingstoke  26 Condor Way, Basingstoke  14  RG24 9QX  Flat  2  Affordable Rent  541  0062004  788  788 Park Prewett Basingstoke  24 Condor Way, Basingstoke  15  RG24 9QX  Flat  2  Affordable Rent  541  0062005  788  788 Park Prewett Basingstoke  30 Condor Way, Basingstoke  16  RG24 9QX  Flat  2  Affordable Rent  541  0062006  788  788 Park Prewett Basingstoke  28 Condor Way, Basingstoke  17  RG24 9QX  Flat  2  Affordable Rent  541  0062007  788  788 Park Prewett Basingstoke  4 Blackmoor Drive , Basingstoke  10  RG24 9QY  House  DET_S  2  Affordable Rent  702  0062008  788  788 Park Prewett Basingstoke  2 Blackmoor Drive , Basingstoke  11  RG24 9QY  House  DET_S  3  Affordable Rent  787  0062009  788  788 Park Prewett Basingstoke  4 Condor Way, Basingstoke  18  RG24 9QX  Flat  1  Affordable Rent  449  0062010  788  788 Park Prewett Basingstoke  2 Condor Way, Basingstoke  19  RG24 9QX  Flat  1  Affordable Rent  457  0062011  788  788 Park Prewett Basingstoke  10 Condor Way, Basingstoke  21  RG24 9QX  Flat  1  Affordable Rent  449  0062012  788  788 Park Prewett Basingstoke  8 Condor Way, Basingstoke  22  RG24 9QX  Flat  1  Affordable Rent  457  0062013  788  788 Park Prewett Basingstoke  16 Condor Way, Basingstoke  24  RG24 9QX  Flat  1  Affordable Rent  449  0062014  788  788 Park Prewett Basingstoke  14 Condor Way, Basingstoke  25  RG24 9QX  Flat  1  Affordable Rent  457  0062015  788  788 Park Prewett Basingstoke  6 Condor Way, Basingstoke  20  RG24 9QX  Flat  2  Affordable Rent  562  0062016  788  788 Park Prewett Basingstoke  12 Condor Way, Basingstoke  23  RG24 9QX  Flat  2  Affordable Rent  562  0062017  788  788 Park Prewett Basingstoke  18 Condor Way, Basingstoke  26  RG24 9QX  Flat  2  Affordable Rent  562  0062018  788  788 Park Prewett Basingstoke  12 Dunwood Close, Basingstoke  27  RG24 9QS  House  TER_E  2  Affordable Rent  700  0062019  788  788 Park Prewett Basingstoke  10 Dunwood Close, Basingstoke  28  RG24 9QS  House  TER_M  2  Affordable Rent  700  0062020  788  788 Park Prewett Basingstoke  8 Dunwood Close, Basingstoke  29  RG24 9QS  House  TER_E  2  Affordable Rent  700  0062021  788  788 Park Prewett Basingstoke  6 Dunwood Close, Basingstoke  30  RG24 9QS  House  DET  2  Affordable Rent  700  0062022  788  788 Park Prewett Basingstoke  4 Dunwood Close, Basingstoke  31  RG24 9QS  House  DET  2  Affordable Rent  700  0148007  807  807 Woodford Garden Village Ph  15 Ringway Avenue, Stockport  247  SK7 1GE  Flat  1  Affordable Rent  540  0148008  807  807 Woodford Garden Village Ph  17 Ringway Avenue, Stockport  248  SK7 1GE  Flat  1  Affordable Rent  540  0148009  807  807 Woodford Garden Village Ph  19 Ringway Avenue, Stockport  249  SK7 1GE  Flat  1  Affordable Rent  540  0148010  807  807 Woodford Garden Village Ph  21 Ringway Avenue, Stockport  250  SK7 1GE  Flat  1  Affordable Rent  540  0148011  807  807 Woodford Garden Village Ph  23 Ringway Avenue, Stockport  251  SK7 1GE  Flat  1  Affordable Rent  540  0148012  807  807 Woodford Garden Village Ph  25 Ringway Avenue, Stockport  252  SK7 1GE  Flat  1  Affordable Rent  540  0117018  818  818 EYNSHAM OXFORDSHIRE  2 Saywell Crescent, Eynsham  5  OX29 4FX  House  DET_S  2  Affordable Rent  808  0117019  818  818 EYNSHAM OXFORDSHIRE  4 Saywell Crescent, Eynsham  6  OX29 4FX  House  DET_S  2  Affordable Rent  808  0117020  818  818 EYNSHAM OXFORDSHIRE  6 Saywell Crescent, Eynsham  7  OX29 4FX  House  TER_E  2  Affordable Rent  808  0117021  818  818 EYNSHAM OXFORDSHIRE  8 Saywell Crescent, Eynsham  8  OX29 4FX  House  TER_M  2  Affordable Rent  808  0117022  818  818 EYNSHAM OXFORDSHIRE  10 Saywell Crescent, Eynsham  9  OX29 4FX  House  TER_M  2  Affordable Rent  808  0117023  818  818 EYNSHAM OXFORDSHIRE  12 Saywell Crescent, Eynsham  10  OX29 4FX  House  TER_E  2  Affordable Rent  808  0117024  818  818 EYNSHAM OXFORDSHIRE  24 Saywell Crescent, Eynsham  16  OX29 4FX  House  TER_E  2  Affordable Rent  808  0117025  818  818 EYNSHAM OXFORDSHIRE  26 Saywell Crescent, Eynsham  17  OX29 4FX  House  TER_M  2  Affordable Rent  808  0117026  818  818 EYNSHAM OXFORDSHIRE  28 Saywell Crescent, Eynsham  18  OX29 4FX  House  TER_E  2  Affordable Rent  808  0117027  818  818 EYNSHAM OXFORDSHIRE  30 Saywell Crescent, Eynsham  19  OX29 4FX  House  TER_E  2  Affordable Rent  808  0117028  818  818 EYNSHAM OXFORDSHIRE  32 Saywell Crescent, Eynsham  20  OX29 4FX  House  TER_M  2  Affordable Rent  808  0117029  818  818 EYNSHAM OXFORDSHIRE  34 Saywell Crescent, Eynsham  21  OX29 4FX  House  TER_E  2  Affordable Rent  808  0117035  818  818 EYNSHAM OXFORDSHIRE  11 Saywell Crescent, Eynsham  138  OX29 4FX  House  TER_E  2  Affordable Rent  808  0117036  818  818 EYNSHAM OXFORDSHIRE  9 Saywell Crescent, Eynsham  139  OX29 4FX  House  TER_M  2  Affordable Rent  808  0117037  818  818 EYNSHAM OXFORDSHIRE  7 Saywell Crescent, Eynsham  140  OX29 4FX  House  TER_E  2  Affordable Rent  808  0117033  818  818 EYNSHAM OXFORDSHIRE  19 Blakeman Lane, Eynsham  128  OX29 4GD  House  TER_E  4  Affordable Rent  1099  0117052  818  818 EYNSHAM OXFORDSHIRE  22 Saywell Crescent, Eynsham  15  OX29 4FX  House  TER_E  3  Affordable Rent  910  0117070  818  818 EYNSHAM OXFORDSHIRE  5 Blakeman Lane, Eynsham  135  OX29 4GD  House  TER_M  3  Affordable Rent  910  0117071  818  818 EYNSHAM OXFORDSHIRE  3 Blakeman Lane, Eynsham  136  OX29 4GD  House  TER_M  3  Affordable Rent  910  0119007  833  833 POINTERS EAST CAISTER  32 Pascoe Drive, Ormesby, Great Yarmouth  34  NR29 3TL  House  TER_E  2  Affordable Rent  635  Page 13 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0119008  833  833 POINTERS EAST CAISTER  34 Pascoe Drive, Ormesby, Great Yarmouth  35  NR29 3TL  House  TER_M  2  Affordable Rent  635  0119009  833  833 POINTERS EAST CAISTER  36 Pascoe Drive, Ormesby, Great Yarmouth  36  NR29 3TL  House  TER_M  2  Affordable Rent  635  0119010  833  833 POINTERS EAST CAISTER  38 Pascoe Drive, Ormesby,Great Yarmouth  37  NR29 3TL  House  TER_E  2  Affordable Rent  635  0119011  833  833 POINTERS EAST CAISTER  3 Thurston Close, Ormesby,Great Yarmouth  187  NR29 3TG  House  TER_E  2  Affordable Rent  635  0119012  833  833 POINTERS EAST CAISTER  2 Thurston Close, Ormesby,Great Yarmouth  188  NR29 3TG  House  TER_M  2  Affordable Rent  635  0119013  833  833 POINTERS EAST CAISTER  1 Thurston Close, Ormesby,Great Yarmouth  189  NR29 3TG  House  TER_E  2  Affordable Rent  635  0119001  833  833 POINTERS EAST CAISTER  24 Whitby Road, Ormesby,Great Yarmouth  156  NR29 3TH  House  TER_E  1  Affordable Rent  549  0119002  833  833 POINTERS EAST CAISTER  22 Whitby Road, Ormesby, Great Yarmouth  157  NR29 3TH  House  TER_M  1  Affordable Rent  549  0119003  833  833 POINTERS EAST CAISTER  20 Whitby Road, Ormesby,Great Yarmouth  158  NR29 3TH  House  TER_E  1  Affordable Rent  549  0119004  833  833 POINTERS EAST CAISTER  10 Whitby Road, Ormesby, Great Yarmouth  163  NR29 3TH  House  TER_E  1  Affordable Rent  549  0119005  833  833 POINTERS EAST CAISTER  8 Whitby Road, Ormesby, Great Yarmouth  164  NR29 3TH  House  TER_M  1  Affordable Rent  549  0119006  833  833 POINTERS EAST CAISTER  6 Whitby Road, Ormesby, Great Yarmouth  165  NR29 3TH  House  TER_E  1  Affordable Rent  549  0146001  857  857 Duncan House High Street  101 Atelier Point, 32 Jupp Road West, London  1.01  E15 2EX  Flat  2  Affordable Rent  741  0146002  857  857 Duncan House High Street  102 Atelier Point, 32 Jupp Road West, London  1.02  E15 2EX  Flat  2  Affordable Rent  750  0146003  857  857 Duncan House High Street  103 Atelier Point, 32 Jupp Road West, London  1.03  E15 2EX  Flat  1  Affordable Rent  589  0146004  857  857 Duncan House High Street  201 Atelier Point, 32 Jupp Road West, London  2.01  E15 2EX  Flat  1  Affordable Rent  567  0146005  857  857 Duncan House High Street  202 Atelier Point, 32 Jupp Road West, London  2.02  E15 2EX  Flat  1  Affordable Rent  569  0146006  857  857 Duncan House High Street  203 Atelier Point, 32 Jupp Road West, London  2.03  E15 2EX  Flat  1  Affordable Rent  563  0146007  857  857 Duncan House High Street  204 Atelier Point, 32 Jupp Road West, London  2.04  E15 2EX  Flat  2  Affordable Rent  742  0146008  857  857 Duncan House High Street  205 Atelier Point, 32 Jupp Road West, London  2.05  E15 2EX  Flat  2  Affordable Rent  750  0146009  857  857 Duncan House High Street  206 Atelier Point, 32 Jupp Road West, London  2.06  E15 2EX  Flat  3  Affordable Rent  953  0146010  857  857 Duncan House High Street  207 Atelier Point, 32 Jupp Road West, London  2.07  E15 2EX  Flat  2  Affordable Rent  739  0146011  857  857 Duncan House High Street  208 Atelier Point, 32 Jupp Road West, London  2.08  E15 2EX  Flat  2  Affordable Rent  715  0120002  875  875 STEBBING GREAT DUNMOW  6 Mount Field , Stebbing, Dunmow  7  CM6 3XH  House  DET_S  2  Affordable Rent  835  0120003  875  875 STEBBING GREAT DUNMOW  8 Mount Field , Stebbing, Dunmow  8  CM6 3XH  House  DET_S  2  Affordable Rent  835  0120004  875  875 STEBBING GREAT DUNMOW  10 Mount Field , Stebbing, Dunmow  9  CM6 3XH  House  DET_S  2  Affordable Rent  835  0120005  875  875 STEBBING GREAT DUNMOW  12 Mount Field , Stebbing, Dunmow  10  CM6 3XH  House  DET_S  3  Affordable Rent  1023  0120006  875  875 STEBBING GREAT DUNMOW  14 Mount Field , Stebbing, Dunmow  11  CM6 3XH  House  DET_S  3  Affordable Rent  1023  0120007  875  875 STEBBING GREAT DUNMOW  16 Mount Field , Stebbing, Dunmow  12  CM6 3XH  House  DET_S  3  Affordable Rent  1023  0158008  888  888 Hen & Duckhurst Farm  27 Dawkins Drive, Staplehurst, Tonbridge  16  TN12 0FZ  Flat  2  Affordable Rent  643  0158010  888  888 Hen & Duckhurst Farm  12 Dawkins Drive, Staplehurst, Tonbridge  26  TN12 0FZ  Flat  2  Affordable Rent  643  0158016  888  888 Hen & Duckhurst Farm  24 Dawkins Drive, Staplehurst, Tonbridge  32  TN12 0FZ  Flat  2  Affordable Rent  643  0158022  888  888 Hen & Duckhurst Farm  31 Dawkins Drive, Staplehurst, Tonbridge  48  TN12 0FZ  Flat  2  Affordable Rent  643  0158091  888  888 Hen & Duckhurst Farm  2 Vickery Court, Staplehurst, Tonbridge  232  TN12 0GQ  Flat  2  Affordable Rent  643  0158099  888  888 Hen & Duckhurst Farm  10 Vickery Court, Staplehurst, Tonbridge  240  TN12 0GQ  Flat  2  Affordable Rent  643  0158003  888  888 Hen & Duckhurst Farm  17 Dawkins Drive, Staplehurst, Tonbridge  11  TN12 0FZ  House  TER_E  2  Affordable Rent  752  0158004  888  888 Hen & Duckhurst Farm  19 Dawkins Drive, Staplehurst, Tonbridge  12  TN12 0FZ  House  TER_M  2  Affordable Rent  752  0158005  888  888 Hen & Duckhurst Farm  21 Dawkins Drive, Staplehurst, Tonbridge  13  TN12 0FZ  House  TER_M  2  Affordable Rent  752  0158006  888  888 Hen & Duckhurst Farm  23 Dawkins Drive, Staplehurst, Tonbridge  14  TN12 0FZ  House  TER_M  2  Affordable Rent  752  0158007  888  888 Hen & Duckhurst Farm  25 Dawkins Drive, Staplehurst, Tonbridge  15  TN12 0FZ  Flat  1  Affordable Rent  455  0158009  888  888 Hen & Duckhurst Farm  10 Dawkins Drive, Staplehurst, Tonbridge  25  TN12 0FZ  Flat  1  Affordable Rent  455  0158015  888  888 Hen & Duckhurst Farm  22 Dawkins Drive, Staplehurst, Tonbridge  31  TN12 0FZ  Flat  1  Affordable Rent  455  0158021  888  888 Hen & Duckhurst Farm  29 Dawkins Drive, Staplehurst, Tonbridge  47  TN12 0FZ  Flat  1  Affordable Rent  455  0158070  888  888 Hen & Duckhurst Farm  14 Hegarty Way, Staplehurst, Tonbridge  211  TN12 0FY  Flat  1  Affordable Rent  490  0158071  888  888 Hen & Duckhurst Farm  12 Hegarty Way, Staplehurst, Tonbridge  212  TN12 0FY  Flat  1  Affordable Rent  490  0158072  888  888 Hen & Duckhurst Farm  Flat 9 Maybourne Place, Staplehurst, Staplehurst, Tonbridge  213  TN12 0GP  Flat  1  Affordable Rent  490  0158073  888  888 Hen & Duckhurst Farm  Flat 8 Maybourne Place, Staplehurst, Tonbridge  214  TN12 0GP  Flat  1  Affordable Rent  490  0158074  888  888 Hen & Duckhurst Farm  Flat 13 Maybourne Place, Staplehurst, Tonbridge  215  TN12 0GP  Flat  1  Affordable Rent  490  0158075  888  888 Hen & Duckhurst Farm  Flat 12 Maybourne Place, Staplehurst, Tonbridge  216  TN12 0GP  Flat  1  Affordable Rent  479  0158076  888  888 Hen & Duckhurst Farm  Flat 11 Maybourne Place, Staplehurst, Tonbridge  217  TN12 0GP  Flat  1  Affordable Rent  490  0158077  888  888 Hen & Duckhurst Farm  Flat 10 Maybourne Place, Staplehurst, Tonbridge  218  TN12 0GP  Flat  1  Affordable Rent  490  0158078  888  888 Hen & Duckhurst Farm  Flat 15 Maybourne Place, Staplehurst, Tonbridge  219  TN12 0GP  Flat  1  Affordable Rent  689  0158079  888  888 Hen & Duckhurst Farm  Flat 14 Maybourne Place, Staplehurst, Tonbridge  220  TN12 0GP  Flat  1  Affordable Rent  689  0158080  888  888 Hen & Duckhurst Farm  Flat 10 Hegarty Way, Staplehurst, Tonbridge  221  TN12 0FY  Flat  1  Affordable Rent  490  0158081  888  888 Hen & Duckhurst Farm  8 Hegarty Way, Staplehurst, Tonbridge  222  TN12 0FY  Flat  1  Affordable Rent  490  0158082  888  888 Hen & Duckhurst Farm  Flat 1 Maybourne Place, Staplehurst, Tonbridge  223  TN12 0GP  Flat  1  Affordable Rent  490  0158083  888  888 Hen & Duckhurst Farm  Flat 2 Maybourne Place, Staplehurst, Tonbridge  224  TN12 0GP  Flat  1  Affordable Rent  490  0158084  888  888 Hen & Duckhurst Farm  Flat 3 Maybourne Place, Staplehurst, Tonbridge  225  TN12 0GP  Flat  1  Affordable Rent  479  0158085  888  888 Hen & Duckhurst Farm  Flat 4 Maybourne Place, Staplehurst, Tonbridge  226  TN12 0GP  Flat  1  Affordable Rent  490  0158086  888  888 Hen & Duckhurst Farm  Flat 5 Maybourne Place, Staplehurst, Tonbridge  227  TN12 0GP  Flat  1  Affordable Rent  490  0158087  888  888 Hen & Duckhurst Farm  Flat 6 Maybourne Place, Staplehurst, Tonbridge  228  TN12 0GP  Flat  1  Affordable Rent  689  0158088  888  888 Hen & Duckhurst Farm  Flat 7 Maybourne Place, Staplehurst, Tonbridge  229  TN12 0GP  Flat  1  Affordable Rent  689  0158090  888  888 Hen & Duckhurst Farm  1 Vickery Court, Staplehurst, Tonbridge  231  TN12 0GQ  Flat  1  Affordable Rent  455  0158098  888  888 Hen & Duckhurst Farm  9 Vickery Court, Staplehurst, Tonbridge  239  TN12 0GQ  Flat  1  Affordable Rent  455  0122101  921  921 FORMER PONTINS HOLIDAY CAM  48 Ashworth Road, Lytham St. Annes  378  FY8 2FW  Flat  2  Social Rent  691  0122102  921  921 FORMER PONTINS HOLIDAY CAM  46 Ashworth Road, Lytham St. Annes  379  FY8 2FW  Flat  2  Social Rent  691  0122103  921  921 FORMER PONTINS HOLIDAY CAM  44 Ashworth Road, Lytham St. Annes  380  FY8 2FW  Flat  2  Social Rent  691  0122104  921  921 FORMER PONTINS HOLIDAY CAM  42 Ashworth Road, Lytham St. Annes  381  FY8 2FW  Flat  2  Social Rent  691  0122105  921  921 FORMER PONTINS HOLIDAY CAM  40 Ashworth Road, Lytham St. Annes  382  FY8 2FW  Flat  2  Social Rent  691  0122106  921  921 FORMER PONTINS HOLIDAY CAM  38 Ashworth Road, Lytham St. Annes  383  FY8 2FW  Flat  2  Social Rent  691  0122107  921  921 FORMER PONTINS HOLIDAY CAM  36 Ashworth Road, Lytham St. Annes  384  FY8 2FW  Flat  2  Social Rent  691  0122108  921  921 FORMER PONTINS HOLIDAY CAM  34 Ashworth Road, Lytham St. Annes  385  FY8 2FW  Flat  2  Social Rent  691  0122109  921  921 FORMER PONTINS HOLIDAY CAM  32 Ashworth Road, Lytham St. Annes  386  FY8 2FW  Flat  2  Social Rent  691  0122112  921  921 FORMER PONTINS HOLIDAY CAM  26 Ashworth Road, Lytham St. Annes  389  FY8 2FW  Flat  2  Social Rent  691  0122113  921  921 FORMER PONTINS HOLIDAY CAM  24 Ashworth Road, Lytham St. Annes  390  FY8 2FW  Flat  2  Social Rent  691  0122114  921  921 FORMER PONTINS HOLIDAY CAM  22 Ashworth Road, Lytham St. Annes  391  FY8 2FW  Flat  2  Social Rent  691  0122115  921  921 FORMER PONTINS HOLIDAY CAM  20 Ashworth Road, Lytham St. Annes  392  FY8 2FW  Flat  2  Social Rent  691  0122116  921  921 FORMER PONTINS HOLIDAY CAM  18 Ashworth Road, Lytham St. Annes  393  FY8 2FW  Flat  2  Social Rent  691  Page 14 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0122117  921  921 FORMER PONTINS HOLIDAY CAM  16 Ashworth Road, Lytham St. Annes  394  FY8 2FW  Flat  2  Social Rent  691  0122118  921  921 FORMER PONTINS HOLIDAY CAM  14 Ashworth Road, Lytham St. Annes  395  FY8 2FW  Flat  2  Social Rent  691  0122119  921  921 FORMER PONTINS HOLIDAY CAM  12 Ashworth Road, Lytham St. Annes  396  FY8 2FW  Flat  2  Social Rent  691  0122120  921  921 FORMER PONTINS HOLIDAY CAM  10 Ashworth Road, Lytham St. Annes  397  FY8 2FW  Flat  2  Social Rent  691  0122121  921  921 FORMER PONTINS HOLIDAY CAM  62 Ashworth Road, Lytham St. Annes  408  FY8 2FW  Flat  2  Social Rent  691  0122122  921  921 FORMER PONTINS HOLIDAY CAM  64 Ashworth Road, Lytham St. Annes  409  FY8 2FW  Flat  2  Social Rent  691  0122123  921  921 FORMER PONTINS HOLIDAY CAM  66 Ashworth Road, Lytham St. Annes  410  FY8 2FW  Flat  2  Social Rent  691  0122124  921  921 FORMER PONTINS HOLIDAY CAM  68 Ashworth Road, Lytham St. Annes  411  FY8 2FW  Flat  2  Social Rent  691  0122125  921  921 FORMER PONTINS HOLIDAY CAM  70 Ashworth Road, Lytham St. Annes  412  FY8 2FW  Flat  2  Social Rent  691  0122126  921  921 FORMER PONTINS HOLIDAY CAM  72 Ashworth Road, Lytham St. Annes  413  FY8 2FW  Flat  2  Social Rent  691  0122127  921  921 FORMER PONTINS HOLIDAY CAM  74 Ashworth Road, Lytham St. Annes  414  FY8 2FW  Flat  2  Social Rent  691  0122128  921  921 FORMER PONTINS HOLIDAY CAM  76 Ashworth Road, Lytham St. Annes  415  FY8 2FW  Flat  2  Social Rent  691  0122129  921  921 FORMER PONTINS HOLIDAY CAM  78 Ashworth Road, Lytham St. Annes  416  FY8 2FW  Flat  2  Social Rent  691  0122096  921  921 FORMER PONTINS HOLIDAY CAM  6 Ashworth Road, Lytham St. Annes  372  FY8 2FW  House  TER_M  2  Social Rent  638  0122097  921  921 FORMER PONTINS HOLIDAY CAM  8 Ashworth Road, Lytham St. Annes  373  FY8 2FW  House  TER_E  2  Social Rent  638  0122098  921  921 FORMER PONTINS HOLIDAY CAM  50 Ashworth Road, Lytham St. Annes  374  FY8 2FW  House  TER_E  2  Social Rent  638  0122099  921  921 FORMER PONTINS HOLIDAY CAM  52 Ashworth Road, Lytham St. Annes  375  FY8 2FW  House  TER_M  2  Social Rent  638  0122092  921  921 FORMER PONTINS HOLIDAY CAM  5 Ashworth Road, Lytham St. Annes  367  FY8 2FU  House  TER_E  3  Social Rent  761  0122093  921  921 FORMER PONTINS HOLIDAY CAM  3 Ashworth Road, Lytham St. Annes  368  FY8 2FU  House  TER_M  3  Social Rent  761  0122094  921  921 FORMER PONTINS HOLIDAY CAM  1 Ashworth Road, Lytham St. Annes  369  FY8 2FU  House  TER_E  3  Social Rent  761  0122095  921  921 FORMER PONTINS HOLIDAY CAM  4 Ashworth Road, Lytham St. Annes  371  FY8 2FW  House  TER_E  3  Social Rent  761  0122100  921  921 FORMER PONTINS HOLIDAY CAM  54 Ashworth Road, Lytham St. Annes  376  FY8 2FW  House  TER_E  3  Social Rent  761  0122110  921  921 FORMER PONTINS HOLIDAY CAM  30 Ashworth Road, Lytham St. Annes  387  FY8 2FW  House  DET_S  3  Social Rent  1068  0122111  921  921 FORMER PONTINS HOLIDAY CAM  28 Ashworth Road, Lytham St. Annes  388  FY8 2FW  House  DET_S  3  Social Rent  1068  0191013  927  927 Aylesbury Village Phase 1  35 Teasel Street, Aylesbury  V3.7/14  HP22 7BU  Flat  2  Affordable Rent  584  0191014  927  927 Aylesbury Village Phase 1  37 Teasel Street, Aylesbury  V3.7/15  HP22 7BU  Flat  2  Affordable Rent  676  0191015  927  927 Aylesbury Village Phase 1  39 Teasel Street, Aylesbury  V3.7/16  HP22 7BU  Flat  2  Affordable Rent  584  0191016  927  927 Aylesbury Village Phase 1  41 Teasel Street, Aylesbury  V3.7/17  HP22 7BU  Flat  2  Affordable Rent  676  0191017  927  927 Aylesbury Village Phase 1  43 Teasel Street, Aylesbury  V3.7/18  HP22 7BU  Flat  2  Affordable Rent  584  0191018  927  927 Aylesbury Village Phase 1  45 Teasel Street, Aylesbury  V3.7/19  HP22 7BU  Flat  2  Affordable Rent  676  0191019  927  927 Aylesbury Village Phase 1  1 Coronet Road, Aylesbury  V3.7/20  HP22 7BY  Flat  2  Affordable Rent  704  0191028  927  927 Aylesbury Village Phase 1  2 Armstrongs Fields, Aylesbury  V3.7/60  HP22 7BR  Flat  2  Affordable Rent  704  0191029  927  927 Aylesbury Village Phase 1  32 Foxtail Close, Aylesbury  V3.7/61  HP22 7BT  Flat  2  Affordable Rent  676  0191030  927  927 Aylesbury Village Phase 1  34 Foxtail Close, Aylesbury  V3.7/62  HP22 7BT  Flat  2  Affordable Rent  584  0191031  927  927 Aylesbury Village Phase 1  36 Foxtail Close, Aylesbury  V3.7/63  HP22 7BT  Flat  2  Affordable Rent  676  0191032  927  927 Aylesbury Village Phase 1  38 Foxtail Close, Aylesbury  V3.7/64  HP22 7BT  Flat  2  Affordable Rent  584  0191033  927  927 Aylesbury Village Phase 1  40 Foxtail Close, Aylesbury  V3.7/65  HP22 7BT  Flat  2  Affordable Rent  676  0191034  927  927 Aylesbury Village Phase 1  42 Foxtail Close, Aylesbury  V3.7/66  HP22 7BT  Flat  2  Affordable Rent  584  0191035  927  927 Aylesbury Village Phase 1  22 Foxtail Close, Aylesbury  V3.7/67  HP22 7BT  Flat  2  Affordable Rent  584  0191036  927  927 Aylesbury Village Phase 1  20 Foxtail Close, Aylesbury  V3.7/68  HP22 7BT  Flat  2  Affordable Rent  676  0191037  927  927 Aylesbury Village Phase 1  26 Foxtail Close, Aylesbury  V3.7/69  HP22 7BT  Flat  2  Affordable Rent  584  0191038  927  927 Aylesbury Village Phase 1  24 Foxtail Close, Aylesbury  V3.7/70  HP22 7BT  Flat  2  Affordable Rent  676  0191039  927  927 Aylesbury Village Phase 1  30 Foxtail Close, Aylesbury  V3.7/71  HP22 7BT  Flat  2  Affordable Rent  584  0191040  927  927 Aylesbury Village Phase 1  28 Foxtail Close, Aylesbury  V3.7/72  HP22 7BT  Flat  2  Affordable Rent  676  0191041  927  927 Aylesbury Village Phase 1  18 Foxtail Close, Aylesbury  V3.7/73  HP22 7BT  Flat  2  Affordable Rent  704  0191042  927  927 Aylesbury Village Phase 1  10 Foxtail Close, Aylesbury  V3.7/77  HP22 7BT  House  DET_S  4  Affordable Rent  1151  0191043  927  927 Aylesbury Village Phase 1  8 Foxtail Close, Aylesbury  V3.7/78  HP22 7BT  House  DET_S  4  Affordable Rent  1151  0191020  927  927 Aylesbury Village Phase 1  3 Darter Street, Aylesbury  V3.7/24  HP22 7BW  House  TER_E  2  Affordable Rent  701  0191021  927  927 Aylesbury Village Phase 1  5 Darter Street, Aylesbury  V3.7/25  HP22 7BW  House  TER_E  2  Affordable Rent  701  0191022  927  927 Aylesbury Village Phase 1  7 Darter Street, Aylesbury  V3.7/26  HP22 7BW  House  TER_E  2  Affordable Rent  701  0191023  927  927 Aylesbury Village Phase 1  9 Darter Street, Aylesbury  V3.7/27  HP22 7BW  House  TER_E  2  Affordable Rent  701  0191024  927  927 Aylesbury Village Phase 1  10 Darter Street, Aylesbury  V3.7/37  HP22 7BW  House  TER_E  2  Affordable Rent  701  0191025  927  927 Aylesbury Village Phase 1  8 Darter Street, Aylesbury  V3.7/38  HP22 7BW  House  TER_E  2  Affordable Rent  701  0191026  927  927 Aylesbury Village Phase 1  6 Darter Street, Aylesbury  V3.7/39  HP22 7BW  House  TER_E  2  Affordable Rent  701  0191027  927  927 Aylesbury Village Phase 1  4 Darter Street, Aylesbury  V3.7/40  HP22 7BW  House  TER_E  2  Affordable Rent  701  0154019  940  940 Warwick Road Banbury  18 Walker Road , Banbury  297  OX16 1HE  Flat  1  Affordable Rent  556  0154021  940  940 Warwick Road Banbury  22 Walker Road , Banbury  299  OX16 1HE  Flat  1  Affordable Rent  544  0154009  940  940 Warwick Road Banbury  32 Walker Road , Banbury  273  OX16 1HE  House  DET_S  3  Affordable Rent  933  0154010  940  940 Warwick Road Banbury  44 Kingerlee Road , Banbury  274  OX16 1HF  House  DET_S  4  Affordable Rent  1083  0154014  940  940 Warwick Road Banbury  22 Kingerlee Road , Banbury  285  OX16 1HF  House  TER_M  4  Affordable Rent  1082  0154015  940  940 Warwick Road Banbury  20 Kingerlee Road , Banbury  286  OX16 1HF  House  TER_M  4  Affordable Rent  1082  0154016  940  940 Warwick Road Banbury  18 Kingerlee Road , Banbury  287  OX16 1HF  House  TER_E  3  Affordable Rent  933  0154017  940  940 Warwick Road Banbury  16 Kingerlee Road , Banbury  288  OX16 1HF  House  TER_E  3  Affordable Rent  933  0154018  940  940 Warwick Road Banbury  16 Walker Road , Banbury  296  OX16 1HE  Flat  2  Affordable Rent  779  0154020  940  940 Warwick Road Banbury  20 Walker Road , Banbury  298  OX16 1HE  Flat  2  Affordable Rent  779  0154022  940  940 Warwick Road Banbury  24 Walker Road , Banbury  300  OX16 1HE  House  DET_S  3  Affordable Rent  933  0154023  940  940 Warwick Road Banbury  26 Walker Road , Banbury  301  OX16 1HE  House  DET_S  3  Affordable Rent  933  0157003  942  942 Uxbridge Phase 3C  Flat 2, Percival House, 3 Kellet Street, Uxbridge  479  UB10 0YB  Flat  2  Affordable Rent  671  0157005  942  942 Uxbridge Phase 3C  Flat 4, Percival House, 3 Kellet Street, Uxbridge  481  UB10 0YB  Flat  1  Affordable Rent  689  0157006  942  942 Uxbridge Phase 3C  Flat 5, Percival House, 3 Kellet Street, Uxbridge  482  UB10 0YB  Flat  1  Affordable Rent  707  0157007  942  942 Uxbridge Phase 3C  Flat 6, Percival House, 3 Kellet Street, Uxbridge  483  UB10 0YB  Flat  2  Affordable Rent  750  0157010  942  942 Uxbridge Phase 3C  Flat 9, Percival House, 3 Kellet Street, Uxbridge  486  UB10 0YB  Flat  2  Affordable Rent  671  0157011  942  942 Uxbridge Phase 3C  Flat 10, Percival House, 3 Kellet Street, Uxbridge  487  UB10 0YB  Flat  2  Affordable Rent  692  0156001  972  972 Thame Thame Park Road  21 Henry Blyth Gardens, Thame  161  OX9 3EY  House  DET_S  2  Affordable Rent  809  0156002  972  972 Thame Thame Park Road  19 Henry Blyth Gardens, Thame  162  OX9 3EY  House  DET_S  2  Affordable Rent  809  0156003  972  972 Thame Thame Park Road  17 Henry Blyth Gardens, Thame  163  OX9 3EY  House  DET_S  2  Affordable Rent  809  0156004  972  972 Thame Thame Park Road  15 Henry Blyth Gardens, Thame  164  OX9 3EY  House  DET_S  2  Affordable Rent  809  0156005  972  972 Thame Thame Park Road  9 Henry Blyth Gardens, Thame  169  OX9 3EY  House  DET_S  2  Affordable Rent  809  Page 15 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0156006  972  972 Thame Thame Park Road  6 Henry Blyth Gardens, Thame  171  OX9 3EY  House  TER_E  3  Affordable Rent  925  0156007  972  972 Thame Thame Park Road  4 Henry Blyth Gardens, Thame  172  OX9 3EY  House  TER_M  3  Affordable Rent  925  0156008  972  972 Thame Thame Park Road  10 Henry Blyth Gardens, Thame  174  OX9 3EY  House  DET_S  3  Affordable Rent  925  0156011  972  972 Thame Thame Park Road  11 Henry Blyth Gardens, Thame  170  OX9 3EY  House  DET_S  3  Affordable Rent  925  0156012  972  972 Thame Thame Park Road  2 Henry Blyth Gardens, Thame  173  OX9 3EY  House  TER_E  4  Affordable Rent  1399  0156013  972  972 Thame Thame Park Road  8 Henry Blyth Gardens, Thame  175  OX9 3EY  House  DET_S  4  Affordable Rent  1399  0156016  972  972 Thame Thame Park Road  5 Henry Blyth Gardens, Thame  167  OX9 3EY  House  DET_S  3  Affordable Rent  925  0156017  972  972 Thame Thame Park Road  7 Henry Blyth Gardens, Thame  168  OX9 3EY  House  DET_S  3  Affordable Rent  925  0195001  988  988 Wandle Trading Estate  4 Montbretia House, Peony Drive, Mitcham, Greater London  52  CR4 4FP  Flat  2  Affordable Rent  656  0195002  988  988 Wandle Trading Estate  5 Montbretia House, Peony Drive, Mitcham, Greater London  53  CR4 4FP  Flat  2  Affordable Rent  753  0195003  988  988 Wandle Trading Estate  1 Montbretia House, Peony Drive, Mitcham, Greater London  54  CR4 4FP  Flat  2  Affordable Rent  710  0195004  988  988 Wandle Trading Estate  2 Montbretia House, Peony Drive, Mitcham, Greater London  55  CR4 4FP  Flat  2  Affordable Rent  754  0195005  988  988 Wandle Trading Estate  3 Montbretia House, Peony Drive, Mitcham, Greater London  56  CR4 4FP  Flat  2  Affordable Rent  753  0195006  988  988 Wandle Trading Estate  6 Montbretia House, Peony Drive, Mitcham, Greater London  57  CR4 4FP  Flat  2  Affordable Rent  656  0195007  988  988 Wandle Trading Estate  7 Montbretia House, Peony Drive, Mitcham, Greater London  58  CR4 4FP  Flat  2  Affordable Rent  753  0195008  988  988 Wandle Trading Estate  8 Montbretia House, Peony Drive, Mitcham, Greater London  59  CR4 4FP  Flat  1  Affordable Rent  538  0195009  988  988 Wandle Trading Estate  9 Montbretia House, Peony Drive, Mitcham, Greater London  60  CR4 4FP  Flat  1  Affordable Rent  544  0195010  988  988 Wandle Trading Estate  10 Montbretia House, Peony Drive, Mitcham, Greater London  61  CR4 4FP  Flat  2  Affordable Rent  754  0195011  988  988 Wandle Trading Estate  11 Montbretia House, Peony Drive, Mitcham, Greater London  62  CR4 4FP  Flat  2  Affordable Rent  753  0195012  988  988 Wandle Trading Estate  12 Montbretia House, Peony Drive, Mitcham, Greater London  63  CR4 4FP  Flat  1  Affordable Rent  510  0195013  988  988 Wandle Trading Estate  13 Montbretia House, Peony Drive, Mitcham, Greater London  64  CR4 4FP  Flat  2  Affordable Rent  656  0195014  988  988 Wandle Trading Estate  14 Montbretia House, Peony Drive, Mitcham, Greater London  65  CR4 4FP  Flat  2  Affordable Rent  753  0195015  988  988 Wandle Trading Estate  15 Montbretia House, Peony Drive, Mitcham, Greater London  66  CR4 4FP  Flat  1  Affordable Rent  538  0195016  988  988 Wandle Trading Estate  16 Montbretia House, Peony Drive, Mitcham, Greater London  67  CR4 4FP  Flat  1  Affordable Rent  544  0195017  988  988 Wandle Trading Estate  17 Montbretia House, Peony Drive, Mitcham, Greater London  68  CR4 4FP  Flat  2  Affordable Rent  754  0195018  988  988 Wandle Trading Estate  18 Montbretia House, Peony Drive, Mitcham, Greater London  69  CR4 4FP  Flat  2  Affordable Rent  753  0195019  988  988 Wandle Trading Estate  19 Montbretia House, Peony Drive, Mitcham, Greater London  70  CR4 4FP  Flat  1  Affordable Rent  510  0195028  988  988 Wandle Trading Estate  4 Daffodil Close, Mitcham, Greater London  84  CR4 4FS  House  TER_M  3  Affordable Rent  1234  0195029  988  988 Wandle Trading Estate  6 Daffodil Close, Mitcham, Greater London  85  CR4 4FS  House  TER_M  3  Affordable Rent  1234  0159001  1013  1013 Charity Farm Uppingham  13 Farnham Grove, Bushby  1  LE7 9BZ  House  DET_S  2  Affordable Rent  728  0159002  1013  1013 Charity Farm Uppingham  12 Farnham Grove, Bushby  2  LE7 9BZ  House  DET_S  2  Affordable Rent  728  0159006  1013  1013 Charity Farm Uppingham  8 Farnham Grove, Bushby  6  LE7 9BZ  House  DET  2  Affordable Rent  728  0159009  1013  1013 Charity Farm Uppingham  19 Zouche Way, Bushby  22  LE7 9DT  House  DET_S  2  Affordable Rent  727  0159010  1013  1013 Charity Farm Uppingham  21 Zouche Way, Bushby  23  LE7 9DT  House  DET_S  2  Affordable Rent  728  0168001  1109  1109 Hawthorne Drive Sandbach  2 Holly Drive, Sandbach  3  CW11 4LB  House  TER_E  2  Affordable Rent  611  0168002  1109  1109 Hawthorne Drive Sandbach  4 Holly Drive, Sandbach  4  CW11 4LB  House  TER_M  2  Affordable Rent  611  0168003  1109  1109 Hawthorne Drive Sandbach  6 Holly Drive, Sandbach  5  CW11 4LB  House  TER_E  2  Affordable Rent  611  0168004  1109  1109 Hawthorne Drive Sandbach  8 Holly Drive, Sandbach  6  CW11 4LB  House  TER_E  2  Affordable Rent  611  0168005  1109  1109 Hawthorne Drive Sandbach  10 Holly Drive, Sandbach  7  CW11 4LB  House  TER_M  2  Affordable Rent  611  0168006  1109  1109 Hawthorne Drive Sandbach  12 Holly Drive, Sandbach  8  CW11 4LB  House  TER_E  2  Affordable Rent  611  0125001  1157  1157 Newhall Phase 1a London R  1 Etchels Road, Harlow  72  CM17 9SZ  House  TER_E  3  Social Rent  904  0125002  1157  1157 Newhall Phase 1a London R  3 Etchels Road, Harlow  73  CM17 9SZ  House  TER_M  3  Social Rent  904  0125003  1157  1157 Newhall Phase 1a London R  5 Etchels Road, Harlow  74  CM17 9SZ  House  TER_E  3  Social Rent  904  0125007  1157  1157 Newhall Phase 1a London R  Flat 4, 39 Milestone Road, Harlow  82  CM17 9NW  Flat  2  Social Rent  721  0125010  1157  1157 Newhall Phase 1a London R  Flat 7, 39 Milestone Road, Harlow  85  CM17 9NW  Flat  2  Social Rent  721  0125004  1157  1157 Newhall Phase 1a London R  Flat 1, 39 Milestone Road, Harlow  79  CM17 9NW  Flat  1  Social Rent  549  0125005  1157  1157 Newhall Phase 1a London R  Flat 2, 39 Milestone Road, Harlow  80  CM17 9NW  Flat  1  Social Rent  516  0125006  1157  1157 Newhall Phase 1a London R  Flat 3, 39 Milestone Road, Harlow  81  CM17 9NW  Flat  1  Social Rent  516  0125008  1157  1157 Newhall Phase 1a London R  Flat 5, 39 Milestone Road, Harlow  83  CM17 9NW  Flat  1  Social Rent  516  0125009  1157  1157 Newhall Phase 1a London R  Flat 6, 39 Milestone Road, Harlow  84  CM17 9NW  Flat  1  Social Rent  516  0125011  1157  1157 Newhall Phase 1a London R  Flat 8, 39 Milestone Road, Harlow  86  CM17 9NW  Flat  1  Social Rent  516  0125012  1157  1157 Newhall Phase 1a London R  Flat 9, 39 Milestone Road, Harlow  87  CM17 9NW  Flat  1  Social Rent  516  0176005  1197  1197 Langley Farm Scissett  33 Heritage Court, Huddersfield  185  HD8 9WN  Flat  2  Social Rent  575  0176006  1197  1197 Langley Farm Scissett  31 Heritage Court, Huddersfield  186  HD8 9WN  Flat  2  Social Rent  649  0176007  1197  1197 Langley Farm Scissett  29 Heritage Court, Huddersfield  187  HD8 9WN  Flat  2  Social Rent  575  0176008  1197  1197 Langley Farm Scissett  27 Heritage Court, Huddersfield  188  HD8 9WN  Flat  2  Social Rent  649  0176009  1197  1197 Langley Farm Scissett  25 Heritage Court, Huddersfield  189  HD8 9WN  Flat  2  Social Rent  575  0176010  1197  1197 Langley Farm Scissett  23 Heritage Court, Huddersfield  190  HD8 9WN  Flat  2  Social Rent  649  0176011  1197  1197 Langley Farm Scissett  21 Heritage Court, Huddersfield  191  HD8 9WN  Flat  2  Social Rent  575  0176012  1197  1197 Langley Farm Scissett  19 Heritage Court, Huddersfield  192  HD8 9WN  Flat  2  Social Rent  649  0176013  1197  1197 Langley Farm Scissett  17 Heritage Court, Huddersfield  193  HD8 9WN  Flat  2  Social Rent  575  0176014  1197  1197 Langley Farm Scissett  15 Heritage Court, Huddersfield  194  HD8 9WN  Flat  2  Social Rent  649  0176015  1197  1197 Langley Farm Scissett  11 Heritage Court, Huddersfield  195  HD8 9WN  Flat  2  Social Rent  575  0176016  1197  1197 Langley Farm Scissett  9 Heritage Court, Huddersfield  196  HD8 9WN  Flat  2  Social Rent  649  0176017  1197  1197 Langley Farm Scissett  7 Heritage Court, Huddersfield  197  HD8 9WN  Flat  2  Social Rent  575  0176018  1197  1197 Langley Farm Scissett  5 Heritage Court, Huddersfield  198  HD8 9WN  Flat  2  Social Rent  649  0176019  1197  1197 Langley Farm Scissett  3 Heritage Court, Huddersfield  199  HD8 9WN  Flat  2  Social Rent  575  0176020  1197  1197 Langley Farm Scissett  1 Heritage Court, Huddersfield  200  HD8 9WN  Flat  2  Social Rent  649  0176001  1197  1197 Langley Farm Scissett  41 Heritage Court, Huddersfield  181  HD8 9WN  House  DET_S  3  Social Rent  816  0176002  1197  1197 Langley Farm Scissett  39 Heritage Court, Huddersfield  182  HD8 9WN  House  DET_S  3  Social Rent  816  0176003  1197  1197 Langley Farm Scissett  37 Heritage Court, Huddersfield  183  HD8 9WN  House  DET_S  3  Social Rent  816  0176004  1197  1197 Langley Farm Scissett  35 Heritage Court, Huddersfield  184  HD8 9WN  House  DET_S  3  Social Rent  816  0170002  1222  1222 Walton Gate Felixstowe Su  55 Walton Hall Drive, Felixstowe  27  IP11 9FA  Flat  1  Affordable Rent  450  0170003  1222  1222 Walton Gate Felixstowe Su  53 Walton Hall Drive, Felixstowe  28  IP11 9FA  Flat  1  Affordable Rent  450  0170005  1222  1222 Walton Gate Felixstowe Su  61 Walton Hall Drive, Felixstowe  30  IP11 9FA  Flat  1  Affordable Rent  450  0170006  1222  1222 Walton Gate Felixstowe Su  59 Walton Hall Drive, Felixstowe  31  IP11 9FA  Flat  1  Affordable Rent  450  0170008  1222  1222 Walton Gate Felixstowe Su  67 Walton Hall Drive, Felixstowe  33  IP11 9FA  Flat  1  Affordable Rent  450  0170009  1222  1222 Walton Gate Felixstowe Su  65 Walton Hall Drive, Felixstowe  34  IP11 9FA  Flat  1  Affordable Rent  450  Page 16 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0170010  1222  1222 Walton Gate Felixstowe Su  1 Smock Mill Road, Felixstowe  35  IP11 9FE  Flat  1  Affordable Rent  434  0170011  1222  1222 Walton Gate Felixstowe Su  3 Smock Mill Road, Felixstowe  36  IP11 9FE  Flat  1  Affordable Rent  519  0170012  1222  1222 Walton Gate Felixstowe Su  5 Smock Mill Road, Felixstowe  37  IP11 9FE  House  TER_M  2  Affordable Rent  701  0170013  1222  1222 Walton Gate Felixstowe Su  7 Smock Mill Road, Felixstowe  38  IP11 9FE  House  TER_E  2  Affordable Rent  701  0170014  1222  1222 Walton Gate Felixstowe Su  9 Smock Mill Road, Felixstowe  39  IP11 9FE  House  TER_E  3  Affordable Rent  787  0170015  1222  1222 Walton Gate Felixstowe Su  11 Smock Mill Road, Felixstowe  40  IP11 9FE  House  TER_M  2  Affordable Rent  701  0170016  1222  1222 Walton Gate Felixstowe Su  15 Smock Mill Road, Felixstowe  41  IP11 9FE  House  TER_M  2  Affordable Rent  701  0170017  1222  1222 Walton Gate Felixstowe Su  17 Smock Mill Road, Felixstowe  42  IP11 9FE  House  TER_E  3  Affordable Rent  787  0170018  1222  1222 Walton Gate Felixstowe Su  19 Smock Mill Road, Felixstowe  43  IP11 9FE  House  TER_E  3  Affordable Rent  787  0170019  1222  1222 Walton Gate Felixstowe Su  21 Smock Mill Road, Felixstowe  44  IP11 9FE  House  TER_M  3  Affordable Rent  787  0170020  1222  1222 Walton Gate Felixstowe Su  23 Smock Mill Road, Felixstowe  45  IP11 9FE  House  TER_M  4  Affordable Rent  953  0170021  1222  1222 Walton Gate Felixstowe Su  25 Smock Mill Road, Felixstowe  46  IP11 9FE  House  TER_M  3  Affordable Rent  787  0170022  1222  1222 Walton Gate Felixstowe Su  27 Smock Mill Road, Felixstowe  47  IP11 9FE  House  TER_E  3  Affordable Rent  787  0170030  1222  1222 Walton Gate Felixstowe Su  3 Stables Road, Felixstowe  55  IP11 9FG  Flat  1  Affordable Rent  450  0170031  1222  1222 Walton Gate Felixstowe Su  1 Stables Road, Felixstowe  56  IP11 9FG  Flat  1  Affordable Rent  450  0170033  1222  1222 Walton Gate Felixstowe Su  9 Stables Road, Felixstowe  58  IP11 9FG  Flat  1  Affordable Rent  450  0170034  1222  1222 Walton Gate Felixstowe Su  7 Stables Road, Felixstowe  59  IP11 9FG  Flat  1  Affordable Rent  450  0170036  1222  1222 Walton Gate Felixstowe Su  17 Stables Road, Felixstowe  61  IP11 9FG  Flat  1  Affordable Rent  450  0170037  1222  1222 Walton Gate Felixstowe Su  15 Stables Road, Felixstowe  62  IP11 9FG  Flat  1  Affordable Rent  450  0170045  1222  1222 Walton Gate Felixstowe Su  35 Stables Road, Felixstowe  70  IP11 9FG  Flat  1  Affordable Rent  450  0170046  1222  1222 Walton Gate Felixstowe Su  33 Stables Road, Felixstowe  71  IP11 9FG  Flat  1  Affordable Rent  450  0170048  1222  1222 Walton Gate Felixstowe Su  41 Stables Road, Felixstowe  73  IP11 9FG  Flat  1  Affordable Rent  450  0170052  1222  1222 Walton Gate Felixstowe Su  45 Stables Road, Felixstowe  77  IP11 9FG  Flat  1  Affordable Rent  450  0170054  1222  1222 Walton Gate Felixstowe Su  53 Stables Road, Felixstowe  147  IP11 9FG  Flat  1  Affordable Rent  450  0170055  1222  1222 Walton Gate Felixstowe Su  51 Stables Road, Felixstowe  148  IP11 9FG  Flat  1  Affordable Rent  450  0170057  1222  1222 Walton Gate Felixstowe Su  59 Stables Road, Felixstowe  150  IP11 9FG  Flat  1  Affordable Rent  450  0170058  1222  1222 Walton Gate Felixstowe Su  57 Stables Road, Felixstowe  151  IP11 9FG  Flat  1  Affordable Rent  450  0170060  1222  1222 Walton Gate Felixstowe Su  65 Stables Road, Felixstowe  153  IP11 9FG  Flat  1  Affordable Rent  450  0170061  1222  1222 Walton Gate Felixstowe Su  63 Stables Road, Felixstowe  154  IP11 9FG  Flat  1  Affordable Rent  450  0170001  1222  1222 Walton Gate Felixstowe Su  57 Walton Hall Drive, Felixstowe  26  IP11 9FA  Flat  2  Affordable Rent  557  0170004  1222  1222 Walton Gate Felixstowe Su  63 Walton Hall Drive, Felixstowe  29  IP11 9FA  Flat  2  Affordable Rent  557  0170007  1222  1222 Walton Gate Felixstowe Su  69 Walton Hall Drive, Felixstowe  32  IP11 9FA  Flat  2  Affordable Rent  557  0170023  1222  1222 Walton Gate Felixstowe Su  29 Smock Mill Road, Felixstowe  48  IP11 9FE  Flat  2  Affordable Rent  542  0170024  1222  1222 Walton Gate Felixstowe Su  31 Smock Mill Road, Felixstowe  49  IP11 9FE  Flat  2  Affordable Rent  542  0170025  1222  1222 Walton Gate Felixstowe Su  33 Smock Mill Road, Felixstowe  50  IP11 9FE  Flat  2  Affordable Rent  542  0170026  1222  1222 Walton Gate Felixstowe Su  35 Smock Mill Road, Felixstowe  51  IP11 9FE  Flat  2  Affordable Rent  542  0170027  1222  1222 Walton Gate Felixstowe Su  37 Smock Mill Road, Felixstowe  52  IP11 9FE  Flat  2  Affordable Rent  542  0170028  1222  1222 Walton Gate Felixstowe Su  39 Smock Mill Road, Felixstowe  53  IP11 9FE  Flat  2  Affordable Rent  542  0170029  1222  1222 Walton Gate Felixstowe Su  5 Stables Road, Felixstowe  54  IP11 9FG  Flat  2  Affordable Rent  557  0170032  1222  1222 Walton Gate Felixstowe Su  11 Stables Road, Felixstowe  57  IP11 9FG  Flat  2  Affordable Rent  557  0170035  1222  1222 Walton Gate Felixstowe Su  19 Stables Road, Felixstowe  60  IP11 9FG  Flat  2  Affordable Rent  557  0170038  1222  1222 Walton Gate Felixstowe Su  21 Stables Road, Felixstowe  63  IP11 9FG  Flat  2  Affordable Rent  542  0170039  1222  1222 Walton Gate Felixstowe Su  23 Stables Road, Felixstowe  64  IP11 9FG  Flat  2  Affordable Rent  542  0170040  1222  1222 Walton Gate Felixstowe Su  25 Stables Road, Felixstowe  65  IP11 9FG  Flat  2  Affordable Rent  542  0170041  1222  1222 Walton Gate Felixstowe Su  27 Stables Road, Felixstowe  66  IP11 9FG  Flat  2  Affordable Rent  542  0170042  1222  1222 Walton Gate Felixstowe Su  29 Stables Road, Felixstowe  67  IP11 9FG  Flat  2  Affordable Rent  542  0170047  1222  1222 Walton Gate Felixstowe Su  43 Stables Road, Felixstowe  72  IP11 9FG  Flat  2  Affordable Rent  557  0170050  1222  1222 Walton Gate Felixstowe Su  49 Stables Road, Felixstowe  75  IP11 9FG  Flat  2  Affordable Rent  557  0170053  1222  1222 Walton Gate Felixstowe Su  55 Stables Road, Felixstowe  146  IP11 9FG  Flat  2  Affordable Rent  557  0170056  1222  1222 Walton Gate Felixstowe Su  61 Stables Road, Felixstowe  149  IP11 9FG  Flat  2  Affordable Rent  557  0170059  1222  1222 Walton Gate Felixstowe Su  67 Stables Road, Felixstowe  152  IP11 9FG  Flat  2  Affordable Rent  557  0171001  1271  1271 St. Andrews Park Uxbridg  25 Masterman Place, Uxbridge  13  UB10 0QX  House  TER_E  4  Affordable Rent  1316  0171002  1271  1271 St. Andrews Park Uxbridg  27 Masterman Place, Uxbridge  14  UB10 0QX  House  TER_M  4  Affordable Rent  1316  0171003  1271  1271 St. Andrews Park Uxbridg  29 Masterman Place, Uxbridge  15  UB10 0QX  House  TER_M  4  Affordable Rent  1316  0171004  1271  1271 St. Andrews Park Uxbridg  31 Masterman Place, Uxbridge  16  UB10 0QX  House  TER_E  4  Affordable Rent  1316  0171005  1271  1271 St. Andrews Park Uxbridg  33 Masterman Place, Uxbridge  17  UB10 0QX  House  DET_S  3  Affordable Rent  1070  0171006  1271  1271 St. Andrews Park Uxbridg  35 Masterman Place, Uxbridge  18  UB10 0QX  House  DET_S  3  Affordable Rent  1070  0173003  1304  1304 Parcel 1 Houghton Regis  5 Octavian Road, Dunstable, Houghton Regis  13  LU5 6GR  Flat  1  Affordable Rent  543  0173004  1304  1304 Parcel 1 Houghton Regis  7 Octavian Road, Dunstable, Houghton Regis  14  LU5 6GR  Flat  1  Affordable Rent  543  0173005  1304  1304 Parcel 1 Houghton Regis  9 Octavian Road, Dunstable, Houghton Regis  15  LU5 6GR  House  TER_M  2  Affordable Rent  855  1337001  1337  1337 Egstow Park Phase 1 Clay  92 Tupton Road, Chesterfield  147  S45 9FL  House  TER_E  2  Affordable Rent  796  1337002  1337  1337 Egstow Park Phase 1 Clay  90 Tupton Road, Chesterfield  148  S45 9FL  House  TER_M  2  Affordable Rent  796  1337003  1337  1337 Egstow Park Phase 1 Clay  88 Tupton Road, Chesterfield  149  S45 9FL  House  TER_E  2  Affordable Rent  796  1337004  1337  1337 Egstow Park Phase 1 Clay  86 Tupton Road, Chesterfield  150  S45 9FL  House  TER_E  3  Affordable Rent  915  1337005  1337  1337 Egstow Park Phase 1 Clay  84 Tupton Road, Chesterfield  151  S45 9FL  House  TER_M  2  Affordable Rent  796  1337006  1337  1337 Egstow Park Phase 1 Clay  82 Tupton Road, Chesterfield  152  S45 9FL  House  TER_E  3  Affordable Rent  915  0175006  1380  1380 Saxon Gardens Sherburn in  27 Bedford Drive, Leeds  195  LS25 6QH  House  TER_E  2  Affordable Rent  832  0175007  1380  1380 Saxon Gardens Sherburn in  29 Bedford Drive, Leeds  196  LS25 6QH  House  TER_M  2  Affordable Rent  832  0175008  1380  1380 Saxon Gardens Sherburn in  31 Bedford Drive, Leeds  197  LS25 6QH  House  TER_M  2  Affordable Rent  832  0175009  1380  1380 Saxon Gardens Sherburn in  33 Bedford Drive, Leeds  198  LS25 6QH  House  TER_E  2  Affordable Rent  832  0175021  1380  1380 Saxon Gardens Sherburn in  20 Baynes Drive, Leeds  266  LS25 6QD  House  TER_E  2  Affordable Rent  832  0175022  1380  1380 Saxon Gardens Sherburn in  18 Baynes Drive, Leeds  267  LS25 6QD  House  TER_M  2  Affordable Rent  832  0175025  1380  1380 Saxon Gardens Sherburn in  1 Baynes Drive, Leeds  271  LS25 6QD  House  TER_E  2  Affordable Rent  832  0175026  1380  1380 Saxon Gardens Sherburn in  3 Baynes Drive, Leeds  272  LS25 6QD  House  TER_M  2  Affordable Rent  832  0197001  1508  1508 Station Road Warboys Hun  45 Saxon Way, Huntingdon  10  PE28 2WJ  House  TER_E  2  Affordable Rent  753  0197002  1508  1508 Station Road Warboys Hun  43 Saxon Way, Huntingdon  11  PE28 2WJ  House  TER_M  2  Affordable Rent  753  0197003  1508  1508 Station Road Warboys Hun  41 Saxon Way, Huntingdon  12  PE28 2WJ  House  TER_M  2  Affordable Rent  753  0197004  1508  1508 Station Road Warboys Hun  39 Saxon Way, Huntingdon  13  PE28 2WJ  House  TER_M  2  Affordable Rent  753  Page 17 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0197005  1508  1508 Station Road Warboys Hun  12 Humbrills Close, Huntingdon  14  PE28 2WQ  House  TER_E  3  Affordable Rent  968  0197006  1508  1508 Station Road Warboys Hun  11 Humbrills Close, Huntingdon  15  PE28 2WQ  House  DET_S  2  Affordable Rent  753  0197007  1508  1508 Station Road Warboys Hun  10 Humbrills Close, Huntingdon  16  PE28 2WQ  House  DET_S  2  Affordable Rent  753  0197008  1508  1508 Station Road Warboys Hun  9 Humbrills Close, Huntingdon  17  PE28 2WQ  House  DET_S  2  Affordable Rent  721  0197009  1508  1508 Station Road Warboys Hun  8 Humbrills Close, Huntingdon  18  PE28 2WQ  House  DET_S  2  Affordable Rent  721  0197013  1508  1508 Station Road Warboys Hun  4 Humbrills Close, Huntingdon  22  PE28 2WQ  Flat  1  Affordable Rent  592  0197014  1508  1508 Station Road Warboys Hun  3 Humbrills Close, Huntingdon  23  PE28 2WQ  Flat  1  Affordable Rent  667  0197015  1508  1508 Station Road Warboys Hun  2 Humbrills Close, Huntingdon  24  PE28 2WQ  Flat  1  Affordable Rent  592  0197016  1508  1508 Station Road Warboys Hun  1 Humbrills Close, Huntingdon  25  PE28 2WQ  Flat  1  Affordable Rent  667  0198015  1644  1644 Lodge Farm Witham Essex  10 Hooten End, Witham  157  CM8 1ZA  House  DET_S  3  Affordable Rent  905  0198016  1644  1644 Lodge Farm Witham Essex  8 Hooten End, Witham  158  CM8 1ZA  House  DET_S  3  Affordable Rent  905  0198017  1644  1644 Lodge Farm Witham Essex  6 Hooten End, Witham  159  CM8 1ZA  House  TER_E  3  Affordable Rent  905  0198018  1644  1644 Lodge Farm Witham Essex  4 Hooten End, Witham  160  CM8 1ZA  House  TER_M  3  Affordable Rent  1023  0198019  1644  1644 Lodge Farm Witham Essex  2 Hooten End, Witham  161  CM8 1ZA  House  TER_E  3  Affordable Rent  905  0198020  1644  1644 Lodge Farm Witham Essex  19 Hooten End, Witham  162  CM8 1ZA  House  DET_S  2  Affordable Rent  832  0198021  1644  1644 Lodge Farm Witham Essex  21 Hooten End, Witham  163  CM8 1ZA  House  DET_S  2  Affordable Rent  832  0198022  1644  1644 Lodge Farm Witham Essex  23 Hooten End, Witham  164  CM8 1ZA  House  DET_S  2  Affordable Rent  832  0198023  1644  1644 Lodge Farm Witham Essex  25 Hooten End, Witham  165  CM8 1ZA  House  DET_S  2  Affordable Rent  832  0198009  1644  1644 Lodge Farm Witham Essex  5 Hooten End, Witham  133  CM8 1ZA  Flat  2  Affordable Rent  721  0203001  1679  1679 Tarnbrick Farm Spinnings  29 Wood Close, Kirkham, Preston  75  PR4 2EX  House  TER_E  3  Affordable Rent  830  0203002  1679  1679 Tarnbrick Farm Spinnings  27 Wood Close, Kirkham, Preston  76  PR4 2EX  House  TER_M  3  Affordable Rent  830  0203003  1679  1679 Tarnbrick Farm Spinnings  25 Wood Close, Kirkham, Preston  77  PR4 2EX  House  TER_E  3  Affordable Rent  830  0177900004  1779  Bishopsgate House  Flat 39 Bishopsgate House, 527-529 Staines Road, Hounslow  B1.03  TW4 5DZ  Flat  2  Affordable Rent  663  0177900006  1779  Bishopsgate House  Flat 38 Bishopsgate House, 527-529 Staines Road, Hounslow  B1.02  TW4 5DZ  Flat  2  Affordable Rent  753  0177900007  1779  Bishopsgate House  Flat 42 Bishopsgate House, 527-529 Staines Road, Hounslow  B2.02  TW4 5DZ  Flat  2  Affordable Rent  753  0177900009  1779  Bishopsgate House  Flat 41 Bishopsgate House, 527-529 Staines Road, Hounslow  B1.01  TW4 5DZ  Flat  2  Affordable Rent  774  0177900010  1779  Bishopsgate House  Flat 45 Bishopsgate House, 527-529 Staines Road, Hounslow  B2.01  TW4 5DZ  Flat  2  Affordable Rent  774  0177900011  1779  Bishopsgate House  Flat 40 Bishopsgate House, 527-529 Staines Road, Hounslow  B1.04  TW4 5DZ  Flat  2  Affordable Rent  775  0177900013  1779  Bishopsgate House  Flat 37 Bishopsgate House, 527-529 Staines Road, Hounslow  BG.01  TW4 5DZ  Flat  2  Affordable Rent  925  0177900014  1779  Bishopsgate House  Flat 36 Bishopsgate House, 527-529 Staines Road, Hounslow  BG.02  TW4 5DZ  Flat  2  Affordable Rent  983  0055001  112B  112B East Leake Phase 3  41 Sheepwash Way, East Leake, Leicester  287  LE12 6WG  House  TER_E  3  Social Rent  761  0055002  112B  112B East Leake Phase 3  39 Sheepwash Way, East Leake, Leicester  288  LE12 6WG  House  TER_M  3  Social Rent  761  0055003  112B  112B East Leake Phase 3  37 Sheepwash Way, East Leake, Leicester  289  LE12 6WG  House  TER_E  3  Social Rent  761  0055004  112B  112B East Leake Phase 3  35 Sheepwash Way, East Leake, Leicester  290  LE12 6WG  House  DET_S  2  Social Rent  638  0055005  112B  112B East Leake Phase 3  33 Sheepwash Way, East Leake, Leicester  291  LE12 6WG  House  DET_S  2  Social Rent  638  0055006  112B  112B East Leake Phase 3  56 Cinnabar Way, East Leake, Leicester  194  LE12 6WN  House  DET_S  2  Social Rent  638  0055007  112B  112B East Leake Phase 3  58 Cinnabar Way, East Leake, Leicester  195  LE12 6WN  House  DET_S  2  Social Rent  638  0055008  112B  112B East Leake Phase 3  2 Ringlet Drive, East Leake, Leicester  203  LE12 6XU  House  TER_E  3  Affordable Rent  761  0055009  112B  112B East Leake Phase 3  4 Ringlet Drive, East Leake, Leicester  204  LE12 6XU  House  TER_M  3  Affordable Rent  761  0055010  112B  112B East Leake Phase 3  6 Ringlet Drive, East Leake, Leicester  205  LE12 6XU  House  TER_E  3  Affordable Rent  761  0055011  112B  112B East Leake Phase 3  8 Ringlet Drive, East Leake, Leicester  206  LE12 6XU  House  TER_E  3  Affordable Rent  761  0055012  112B  112B East Leake Phase 3  10 Ringlet Drive, East Leake, Leicester  207  LE12 6XU  House  TER_M  3  Affordable Rent  761  0055013  112B  112B East Leake Phase 3  12 Ringlet Drive, East Leake, Leicester  208  LE12 6XU  House  TER_E  3  Affordable Rent  761  0055014  112B  112B East Leake Phase 3  14 Ringlet Drive, East Leake, Leicester  209  LE12 6XU  House  TER_E  2  Affordable Rent  638  0055015  112B  112B East Leake Phase 3  16 Ringlet Drive, East Leake, Leicester  210  LE12 6XU  House  TER_M  2  Affordable Rent  638  0055016  112B  112B East Leake Phase 3  18 Ringlet Drive, East Leake, Leicester  211  LE12 6XU  House  TER_E  2  Affordable Rent  638  0055017  112B  112B East Leake Phase 3  10 Ladybird Close, East Leake, Leicester  228  LE12 6YU  House  TER_E  2  Affordable Rent  638  0055018  112B  112B East Leake Phase 3  11 Ladybird Close, East Leake, Leicester  229  LE12 6YU  House  TER_M  2  Affordable Rent  638  0055019  112B  112B East Leake Phase 3  12 Ladybird Close, East Leake, Leicester  230  LE12 6YU  House  TER_E  2  Affordable Rent  638  0163067  145B  145B Tixall Road Stafford Ph  49 Bupton Road, Stafford  248  ST18 0EF  House  TER_E  3  Social Rent  905  0163068  145B  145B Tixall Road Stafford Ph  50 Bupton Road, Stafford  249  ST18 0EF  House  TER_E  3  Social Rent  905  0063004  154A  154A Bishop Stortford  5 Lovett Close, Bishop Stortford  21  CM23 2XL  Flat  1  Affordable Rent  485  0063005  154A  154A Bishop Stortford  7 Lovett Close, Bishop Stortford  22  CM23 2XL  Flat  1  Affordable Rent  485  0063006  154A  154A Bishop Stortford  9 Lovett Close, Bishop Stortford  23  CM23 2XL  Flat  1  Affordable Rent  485  0063007  154A  154A Bishop Stortford  6 Lovett Close, Bishop Stortford  24  CM23 2XL  Flat  2  Affordable Rent  711  0063008  154A  154A Bishop Stortford  8 Lovett Close, Bishop Stortford  25  CM23 2XL  Flat  2  Affordable Rent  711  0063009  154A  154A Bishop Stortford  10 Lovett Close, Bishop Stortford  26  CM23 2XL  Flat  2  Affordable Rent  740  0063010  154A  154A Bishop Stortford  11 Lovett Close, Bishop Stortford  27  CM23 2XL  Flat  1  Affordable Rent  485  0063011  154A  154A Bishop Stortford  12 Lovett Close, Bishop Stortford  28  CM23 2XL  Flat  1  Affordable Rent  485  0063012  154A  154A Bishop Stortford  14 Lovett Close, Bishop Stortford  29  CM23 2XL  Flat  1  Affordable Rent  485  0063013  154A  154A Bishop Stortford  13 Lovett Close, Bishop Stortford  30  CM23 2XL  Flat  2  Affordable Rent  616  0063014  154A  154A Bishop Stortford  4 Adams Close, Bishop Stortford  39  CM23 2XN  House  DET_S  3  Affordable Rent  906  0063015  154A  154A Bishop Stortford  6 Adams Close, Bishop Stortford  40  CM23 2XN  House  DET_S  4  Affordable Rent  1041  0035007  154B  154B Bishop's Stortford North  15 Newland Avenue, Bishop's Stortford  11  CM23 2UW  House  TER_E  2  Affordable Rent  638  0035016  154B  154B Bishop's Stortford North  23 Claridge Drive, Bishop's Stortford  23  CM23 2UY  House  DET_S  2  Affordable Rent  685  0035017  154B  154B Bishop's Stortford North  25 Claridge Drive, Bishop's Stortford  24  CM23 2UY  House  DET_S  2  Affordable Rent  761  0035018  154B  154B Bishop's Stortford North  27 Claridge Drive, Bishop's Stortford  25  CM23 2UY  House  DET_S  2  Affordable Rent  761  0035019  154B  154B Bishop's Stortford North  29 Claridge Drive, Bishop's Stortford  26  CM23 2UY  House  DET_S  2  Affordable Rent  761  0035020  154B  154B Bishop's Stortford North  32 Sandford Drive, Bishop's Stortford  38  CM23 2WJ  House  DET_S  2  Affordable Rent  761  0035021  154B  154B Bishop's Stortford North  30 Sandford Drive, Bishop's Stortford  39  CM23 2WJ  House  DET_S  2  Affordable Rent  761  0035022  154B  154B Bishop's Stortford North  28 Sandford Drive, Bishop's Stortford  40  CM23 2WJ  House  DET_S  2  Affordable Rent  761  0035023  154B  154B Bishop's Stortford North  26 Sandford Drive, Bishop's Stortford  41  CM23 2WJ  House  DET_S  2  Affordable Rent  761  0035008  154B  154B Bishop's Stortford North  1 Claridge Drive, Bishop's Stortford  12  CM23 2UY  Flat  2  Affordable Rent  653  0035009  154B  154B Bishop's Stortford North  5 Claridge Drive, Bishop's Stortford  13  CM23 2UY  Flat  2  Affordable Rent  653  0035010  154B  154B Bishop's Stortford North  9 Claridge Drive, Bishop's Stortford  14  CM23 2UY  Flat  2  Affordable Rent  653  0035011  154B  154B Bishop's Stortford North  3 Claridge Drive, Bishop's Stortford  15  CM23 2UY  Flat  2  Affordable Rent  653  0035012  154B  154B Bishop's Stortford North  7 Claridge Drive, Bishop's Stortford  16  CM23 2UY  Flat  2  Affordable Rent  653  0035013  154B  154B Bishop's Stortford North  9 Newland Avenue, Bishop's Stortford  8  CM23 2UW  Flat  1  Affordable Rent  685  Page 18 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0035014  154B  154B Bishop's Stortford North  11 Claridge Drive, Bishop's Stortford  17  CM23 2UY  Flat  1  Affordable Rent  685  0035015  154B  154B Bishop's Stortford North  24 Sandford Drive, Bishop's Stortford  42  CM23 2WJ  Flat  DET  1  Affordable Rent  761  0035026  154B  154B Bishop's Stortford North  13 Claridge Drive, Bishop's Stortford  18  CM23 2UY  House  TER_E  3  Affordable Rent  874  0045036  158A  158A Melton Road Edwalton  47 Sunflower Drive, Edwalton  191  NG12 4HS  House  DET_S  3  Social Rent  890  0045037  158A  158A Melton Road Edwalton  45 Sunflower Drive, Edwalton  192  NG12 4HS  House  DET_S  3  Social Rent  890  0045038  158A  158A Melton Road Edwalton  43 Sunflower Drive, Edwalton  193  NG12 4HS  House  TER_E  3  Social Rent  890  0045041  158A  158A Melton Road Edwalton  37 Sunflower Drive, Edwalton  196  NG12 4HS  House  TER_E  3  Social Rent  890  0045044  158A  158A Melton Road Edwalton  8 Crocus Gardens, Edwalton  240  NG12 4HW  House  TER_E  3  Social Rent  890  0045048  158A  158A Melton Road Edwalton  16 Crocus Gardens, Edwalton  244  NG12 4HW  House  TER_E  3  Social Rent  890  0045051  158A  158A Melton Road Edwalton  15 Lupin Close, Edwalton  250  NG12 4HU  House  TER_E  4  Social Rent  1149  0045052  158A  158A Melton Road Edwalton  14 Lupin Close, Edwalton  251  NG12 4HU  House  TER_M  4  Social Rent  1149  0045053  158A  158A Melton Road Edwalton  13 Lupin Close, Edwalton  252  NG12 4HU  House  TER_E  4  Social Rent  1149  0045030  158A  158A Melton Road Edwalton  5 Crocus Gardens, Edwalton  170  NG12 4HW  House  TER_E  2  Affordable Rent  764  0045031  158A  158A Melton Road Edwalton  7 Crocus Gardens, Edwalton  171  NG12 4HW  House  TER_M  2  Affordable Rent  764  0045032  158A  158A Melton Road Edwalton  9 Crocus Gardens, Edwalton  172  NG12 4HW  House  TER_E  2  Affordable Rent  764  0045042  158A  158A Melton Road Edwalton  35 Sunflower Drive, Edwalton  197  NG12 4HS  House  DET_S  2  Social Rent  630  0045043  158A  158A Melton Road Edwalton  33 Sunflower Drive, Edwalton  198  NG12 4HS  House  DET_S  2  Social Rent  630  0045045  158A  158A Melton Road Edwalton  10 Crocus Gardens, Edwalton  241  NG12 4HW  House  TER_E  2  Affordable Rent  764  0045046  158A  158A Melton Road Edwalton  12 Crocus Gardens, Edwalton  242  NG12 4HW  House  TER_M  2  Social Rent  764  0045047  158A  158A Melton Road Edwalton  14 Crocus Gardens, Edwalton  243  NG12 4HW  House  TER_M  2  Social Rent  764  0045033  158A  158A Melton Road Edwalton  53 Sunflower Drive, Edwalton  183  NG12 4HS  House  TER_E  1  Affordable Rent  630  0045034  158A  158A Melton Road Edwalton  51 Sunflower Drive, Edwalton  184  NG12 4HS  House  TER_M  1  Affordable Rent  630  0045035  158A  158A Melton Road Edwalton  49 Sunflower Drive, Edwalton  185  NG12 4HS  House  TER_E  1  Affordable Rent  630  0009001  158B  158B Melton Road Edwalton Bloo  4 Peace Grove, Edwalton  119  NG12 4JJ  Flat  1  Social Rent  513  0009002  158B  158B Melton Road Edwalton Bloo  6 Peace Grove, Edwalton  120  NG12 4JJ  Flat  1  Social Rent  513  0009005  158B  158B Melton Road Edwalton Bloo  7 Peace Grove, Edwalton  121  NG12 4JJ  Flat  1  Social Rent  513  0009006  158B  158B Melton Road Edwalton Bloo  Flat 1, 5 Peace Grove, Edwalton  122  NG12 4JJ  Flat  1  Social Rent  513  0009031  158B  158B Melton Road Edwalton Bloo  Flat 2, 5 Peace Grove, Edwalton  123  NG12 4JJ  Flat  1  Social Rent  513  0009032  158B  158B Melton Road Edwalton Bloo  Flat 3, 5 Peace Grove, Edwalton  124  NG12 4JJ  Flat  1  Social Rent  513  0009033  158B  158B Melton Road Edwalton Bloo  Flat 4, 5 Peace Grove, Edwalton  125  NG12 4JJ  Flat  1  Social Rent  513  0009034  158B  158B Melton Road Edwalton Bloo  Flat 5, 5 Peace Grove, Edwalton  126  NG12 4JJ  Flat  1  Social Rent  513  0009039  158B  158B Melton Road Edwalton Bloo  Flat 6, 5 Peace Grove, Edwalton  127  NG12 4JJ  Flat  1  Social Rent  513  0009016  158B  158B Melton Road Edwalton Bloo  20 Wheatcroft Drive, Edwalton  51  NG12 4JF  Flat  2  Affordable Rent  613  0009017  158B  158B Melton Road Edwalton Bloo  18 Wheatcroft Drive, Edwalton  52  NG12 4JF  Flat  2  Affordable Rent  688  0009035  158B  158B Melton Road Edwalton Bloo  4 Lavinia Crescent, Edwalton  28  NG12 4JH  Flat  2  Social Rent  613  0009036  158B  158B Melton Road Edwalton Bloo  56 Wheatcroft Drive, Edwalton  32  NG12 4JF  Flat  2  Social Rent  613  0009037  158B  158B Melton Road Edwalton Bloo  2 Lavinia Crescent, Edwalton  29  NG12 4JH  Flat  2  Social Rent  688  0009038  158B  158B Melton Road Edwalton Bloo  58 Wheatcroft Drive, Edwalton  33  NG12 4JF  Flat  2  Social Rent  688  0009007  158B  158B Melton Road Edwalton Bloo  52 Wheatcroft Drive, Edwalton  34  NG12 4JF  House  DET_S  1  Affordable Rent  599  0009008  158B  158B Melton Road Edwalton Bloo  54 Wheatcroft Drive, Edwalton  35  NG12 4JF  House  DET_S  1  Affordable Rent  599  0009009  158B  158B Melton Road Edwalton Bloo  38 Wheatcroft Drive, Edwalton  40  NG12 4JF  House  TER_E  3  Affordable Rent  887  0009019  158B  158B Melton Road Edwalton Bloo  16 Wheatcroft Drive, Edwalton  53  NG12 4JF  House  DET_S  2  Affordable Rent  669  0009020  158B  158B Melton Road Edwalton Bloo  14 Wheatcroft Drive, Edwalton  54  NG12 4JF  House  DET_S  2  Affordable Rent  669  0009025  158B  158B Melton Road Edwalton Bloo  31 Wheatcroft Drive, Edwalton  84  NG12 4JF  House  TER_E  1  Affordable Rent  547  0009026  158B  158B Melton Road Edwalton Bloo  29 Wheatcroft Drive, Edwalton  85  NG12 4JF  House  TER_M  1  Affordable Rent  547  0009027  158B  158B Melton Road Edwalton Bloo  27 Wheatcroft Drive, Edwalton  86  NG12 4JF  House  TER_E  1  Affordable Rent  547  0009028  158B  158B Melton Road Edwalton Bloo  1 Peace Grove, Edwalton  116  NG12 4JJ  House  TER_E  3  Affordable Rent  885  0009029  158B  158B Melton Road Edwalton Bloo  2 Peace Grove, Edwalton  117  NG12 4JJ  House  TER_M  3  Affordable Rent  885  0009030  158B  158B Melton Road Edwalton Bloo  3 Peace Grove, Edwalton  118  NG12 4JJ  House  TER_E  3  Affordable Rent  885  0033002  164A  164A West Witney (BLOOR)  3 Gregory Place, Witney  438  OX29 7AW  Flat  2  Affordable Rent  613  0033023  164A  164A West Witney (BLOOR)  20 Winfield Drive, Witney  443  OX29 7AU  Flat  2  Affordable Rent  678  0033024  164A  164A West Witney (BLOOR)  22 Winfield Drive, Witney  444  OX29 7AU  Flat  2  Affordable Rent  613  0033027  164A  164A West Witney (BLOOR)  4 Mary Box Crescent, Witney  447  OX29 7AP  Flat  2  Affordable Rent  613  0033028  164A  164A West Witney (BLOOR)  6 Mary Box Crescent, Witney  448  OX29 7AP  Flat  2  Affordable Rent  678  0033003  164A  164A West Witney (BLOOR)  1 Gregory Place, Witney  439  OX29 7AW  Flat  1  Affordable Rent  570  0033025  164A  164A West Witney (BLOOR)  24 Winfield Drive, Witney  445  OX29 7AU  Flat  1  Affordable Rent  570  0033026  164A  164A West Witney (BLOOR)  2 Mary Box Crescent, Witney  446  OX29 7AP  Flat  1  Affordable Rent  592  0033007  164A  164A West Witney (BLOOR)  13 Gregory Place, Witney  471  OX29 7AW  House  DET_S  2  Affordable Rent  732  0033008  164A  164A West Witney (BLOOR)  11 Gregory Place, Witney  472  OX29 7AW  House  DET_S  2  Affordable Rent  732  0033009  164A  164A West Witney (BLOOR)  9 Gregory Place, Witney  473  OX29 7AW  House  DET_S  3  Affordable Rent  882  0033010  164A  164A West Witney (BLOOR)  7 Gregory Place, Witney  474  OX29 7AW  House  DET_S  3  Affordable Rent  882  0033018  164A  164A West Witney (BLOOR)  10 Mary Box Crescent, Witney  450  OX29 7AP  House  DET_S  3  Affordable Rent  882  0033019  164A  164A West Witney (BLOOR)  12 Mary Box Crescent, Witney  451  OX29 7AP  House  TER_E  2  Affordable Rent  732  0033020  164A  164A West Witney (BLOOR)  14 Mary Box Crescent, Witney  452  OX29 7AP  House  TER_M  2  Affordable Rent  732  0033021  164A  164A West Witney (BLOOR)  16 Mary Box Crescent, Witney  453  OX29 7AP  House  TER_E  2  Affordable Rent  732  0033022  164A  164A West Witney (BLOOR)  18 Mary Box Crescent, Witney  454  OX29 7AP  House  TER_E  3  Affordable Rent  882  0033029  164A  164A West Witney (BLOOR)  8 Mary Box Crescent, Witney  449  OX29 7AP  House  DET_S  3  Affordable Rent  882  0033030  164A  164A West Witney (BLOOR)  71 Centenary Way, Witney  511  OX29 7AZ  House  DET_S  2  Affordable Rent  732  0033031  164A  164A West Witney (BLOOR)  73 Centenary Way, Witney  512  OX29 7AZ  House  DET_S  2  Affordable Rent  732  0033032  164A  164A West Witney (BLOOR)  75 Centenary Way, Witney  513  OX29 7AZ  House  DET_S  3  Affordable Rent  882  0033033  164A  164A West Witney (BLOOR)  77 Centenary Way, Witney  514  OX29 7AZ  House  DET_S  3  Affordable Rent  882  0033034  164A  164A West Witney (BLOOR)  79 Centenary Way, Witney  515  OX29 7AZ  House  TER_E  2  Affordable Rent  732  0033035  164A  164A West Witney (BLOOR)  81 Centenary Way, Witney  516  OX29 7AZ  House  TER_M  2  Affordable Rent  732  0033036  164A  164A West Witney (BLOOR)  83 Centenary Way, Witney  517  OX29 7AZ  House  TER_E  2  Affordable Rent  732  0080009  164B  164B WEST WITNEY (BOVIS)  2 Townsend Road, Witney  670  OX29 7AR  House  DET_S  2  Affordable Rent  818  0080010  164B  164B WEST WITNEY (BOVIS)  1 Townsend Road, Witney  671  OX29 7AR  House  DET_S  2  Affordable Rent  818  0080011  164B  164B WEST WITNEY (BOVIS)  31 Winfield Drive, Witney  672  OX29 7AU  House  DET_S  2  Affordable Rent  818  0080012  164B  164B WEST WITNEY (BOVIS)  29 Winfield Drive, Witney  673  OX29 7AU  House  DET_S  2  Affordable Rent  818  Page 19 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  0080016  164B  164B WEST WITNEY (BOVIS)  68 Centenary Way, Witney  728  OX29 7BB  House  DET_S  2  Affordable Rent  732  0080017  164B  164B WEST WITNEY (BOVIS)  70 Centenary Way, Witney  729  OX29 7BB  House  DET_S  2  Affordable Rent  732  0080028  164B  164B WEST WITNEY (BOVIS)  15 Mary Box Crescent, Witney  689  OX29 7AP  House  TER_E  3  Affordable Rent  911  0080029  164B  164B WEST WITNEY (BOVIS)  13 Mary Box Crescent, Witney  690  OX29 7AP  House  TER_M  3  Affordable Rent  911  0032004  164C  164C West Witney (PERSIMMON)  8 Gregory Place, Witney  21  OX29 7AW  House  DET_S  3  Affordable Rent  908  0032005  164C  164C West Witney (PERSIMMON)  10 Gregory Place, Witney  22  OX29 7AW  House  DET_S  3  Affordable Rent  908  0032006  164C  164C West Witney (PERSIMMON)  12 Gregory Place, Witney  23  OX29 7AW  House  TER_E  3  Affordable Rent  908  0032007  164C  164C West Witney (PERSIMMON)  14 Gregory Place, Witney  24  OX29 7AW  House  TER_M  3  Affordable Rent  908  0032008  164C  164C West Witney (PERSIMMON)  16 Gregory Place, Witney  25  OX29 7AW  House  TER_E  3  Affordable Rent  908  0032022  164C  164C West Witney (PERSIMMON)  9 Rayson Lane, Witney  76  OX29 7AS  House  DET_S  3  Affordable Rent  908  0032023  164C  164C West Witney (PERSIMMON)  7 Rayson Lane, Witney  77  OX29 7AS  House  DET_S  3  Affordable Rent  908  0032024  164C  164C West Witney (PERSIMMON)  5 Rayson Lane, Witney  78  OX29 7AS  House  DET_S  3  Affordable Rent  908  0032025  164C  164C West Witney (PERSIMMON)  3 Rayson Lane, Witney  79  OX29 7AS  House  DET_S  3  Affordable Rent  908  0032033  164C  164C West Witney (PERSIMMON)  8 Rayson Lane, Witney  112  OX29 7AS  House  DET_S  3  Affordable Rent  908  0032034  164C  164C West Witney (PERSIMMON)  6 Rayson Lane, Witney  113  OX29 7AS  House  DET_S  3  Affordable Rent  908  0032035  164C  164C West Witney (PERSIMMON)  7 Moggridge Walk, Witney  266  OX29 7DF  Flat  1  Affordable Rent  527  0032036  164C  164C West Witney (PERSIMMON)  8 Moggridge Walk, Witney  267  OX29 7DF  Flat  DET_S  1  Affordable Rent  527  0032038  164C  164C West Witney (PERSIMMON)  10 Moggridge Walk, Witney  269  OX29 7DF  Flat  DET_S  1  Affordable Rent  527  0032039  164C  164C West Witney (PERSIMMON)  11 Moggridge Walk, Witney  270  OX29 7DF  Flat  DET_S  1  Affordable Rent  527  0032040  164C  164C West Witney (PERSIMMON)  12 Moggridge Walk, Witney  271  OX29 7DF  Flat  TER_E  1  Affordable Rent  527  0032001  164C  164C West Witney (PERSIMMON)  2 Gregory Place, Witney  18  OX29 7AW  House  TER_E  2  Affordable Rent  761  0032002  164C  164C West Witney (PERSIMMON)  4 Gregory Place, Witney  19  OX29 7AW  House  TER_M  2  Affordable Rent  761  0032003  164C  164C West Witney (PERSIMMON)  6 Gregory Place, Witney  20  OX29 7AW  House  TER_E  2  Affordable Rent  761  0032009  164C  164C West Witney (PERSIMMON)  17 Gordon Marshall Close, Witney  34  OX29 7AT  House  DET_S  2  Affordable Rent  761  0032010  164C  164C West Witney (PERSIMMON)  15 Gordon Marshall Close, Witney  35  OX29 7AT  House  DET_S  2  Affordable Rent  761  0032011  164C  164C West Witney (PERSIMMON)  13 Gordon Marshall Close, Witney  36  OX29 7AT  House  DET_S  4  Affordable Rent  1110  0032012  164C  164C West Witney (PERSIMMON)  11 Gordon Marshall Close, Witney  37  OX29 7AT  House  DET_S  4  Affordable Rent  1110  0032013  164C  164C West Witney (PERSIMMON)  9 Gordon Marshall Close, Witney  38  OX29 7AT  House  DET_S  2  Affordable Rent  761  0032014  164C  164C West Witney (PERSIMMON)  7 Gordon Marshall Close, Witney  39  OX29 7AT  House  DET_S  2  Affordable Rent  761  0032015  164C  164C West Witney (PERSIMMON)  8 Gordon Marshall Close, Witney  55  OX29 7AT  House  DET_S  2  Affordable Rent  761  0032016  164C  164C West Witney (PERSIMMON)  10 Gordon Marshall Close, Witney  56  OX29 7AT  House  DET_S  2  Affordable Rent  761  0032017  164C  164C West Witney (PERSIMMON)  12 Gordon Marshall Close, Witney  57  OX29 7AT  House  TER_E  2  Affordable Rent  761  0032018  164C  164C West Witney (PERSIMMON)  14 Gordon Marshall Close, Witney  58  OX29 7AT  House  TER_M  2  Affordable Rent  761  0032019  164C  164C West Witney (PERSIMMON)  16 Gordon Marshall Close, Witney  59  OX29 7AT  House  TER_E  2  Affordable Rent  761  0032041  164C  164C West Witney (PERSIMMON)  13 Moggridge Walk, Witney  260  OX29 7DF  Flat  TER_M  2  Affordable Rent  624  0032042  164C  164C West Witney (PERSIMMON)  15 Moggridge Walk, Witney  262  OX29 7DF  Flat  DET_S  2  Affordable Rent  624  0032043  164C  164C West Witney (PERSIMMON)  17 Moggridge Walk, Witney  264  OX29 7DF  Flat  DET_S  2  Affordable Rent  624  0032044  164C  164C West Witney (PERSIMMON)  3 Moggridge Walk, Witney  274  OX29 7DF  Flat  DET_S  2  Affordable Rent  624  0032045  164C  164C West Witney (PERSIMMON)  4 Moggridge Walk, Witney  275  OX29 7DF  Flat  DET_S  2  Affordable Rent  624  0032046  164C  164C West Witney (PERSIMMON)  5 Moggridge Walk, Witney  276  OX29 7DF  Flat  DET_S  2  Affordable Rent  624  0032047  164C  164C West Witney (PERSIMMON)  6 Moggridge Walk, Witney  277  OX29 7DF  Flat  DET_S  2  Affordable Rent  624  0064084  200A  200A Gilden way  17 Hazel Lane, Harlow  67  CM17 0FT  House  DET_S  3  Affordable Rent  831  0064085  200A  200A Gilden way  15 Hazel Lane, Harlow  68  CM17 0FT  House  DET_S  3  Affordable Rent  831  0064086  200A  200A Gilden way  13 Hazel Lane, Harlow  69  CM17 0FT  House  DET_S  3  Affordable Rent  831  0064087  200A  200A Gilden way  11 Hazel Lane, Harlow  70  CM17 0FT  House  DET_S  3  Affordable Rent  831  0064040  200A  200A Gilden way  9 Hazel Lane, Harlow  71  CM17 0FT  House  DET_S  2  Affordable Rent  731  0064041  200A  200A Gilden way  7 Hazel Lane, Harlow  72  CM17 0FT  House  DET_S  2  Affordable Rent  731  0064042  200A  200A Gilden way  5 Hazel Lane, Harlow  73  CM17 0FT  House  DET_S  2  Affordable Rent  731  0064043  200A  200A Gilden way  3 Hazel Lane, Harlow  74  CM17 0FT  House  DET_S  2  Affordable Rent  731  0025001  200C  200C Gilden Way  2 Myrtle Close, Harlow  167  CM17 0GB  Flat  1  Affordable Rent  572  0025002  200C  200C Gilden Way  4 Myrtle Close, Harlow  168  CM17 0GB  Flat  1  Affordable Rent  572  0025003  200C  200C Gilden Way  6 Myrtle Close, Harlow  169  CM17 0GB  Flat  1  Affordable Rent  572  0025004  200C  200C Gilden Way  1 Myrtle Close, Harlow  170  CM17 0GA  Flat  1  Affordable Rent  572  0025005  200C  200C Gilden Way  3 Myrtle Close, Harlow  171  CM17 0GA  Flat  1  Affordable Rent  572  0025006  200C  200C Gilden Way  5 Myrtle Close, Harlow  172  CM17 0GA  Flat  1  Affordable Rent  572  2301002  2301G  King's Gate  72 Princess Way, Salisbury  78  SP4 7GH  House  DET  4  Affordable Rent  985  2301004  2301G  King's Gate  5 Duckett Road, Salisbury  117  SP4 7UL  House  TER_E  3  Affordable Rent  845  2301005  2301G  King's Gate  3 Duckett Road, Salisbury  118  SP4 7UL  House  TER_M  3  Affordable Rent  845  2301006  2301G  King's Gate  1 Duckett Road, Salisbury  119  SP4 7UL  House  TER_E  3  Affordable Rent  845  2301007  2301G  King's Gate  2 Matthews Road, Salisbury  45  SP4 7UN  House  DET_S  3  Affordable Rent  845  2317009  2317G  Aspen Park  6 Pipit walk, Apsley  15  HP3 0FR  Flat  1  Affordable Rent  516  2317012  2317G  Aspen Park  12 Pipit walk, Apsley  18  HP3 0FR  Flat  1  Affordable Rent  516  2317001  2317G  Aspen Park  18 Pipit walk, Apsley  7  HP3 0FR  Flat  2  Affordable Rent  656  2317002  2317G  Aspen Park  20 Pipit walk, Apsley  8  HP3 0FR  Flat  2  Affordable Rent  656  2317003  2317G  Aspen Park  22 Pipit walk, Apsley  9  HP3 0FR  Flat  2  Affordable Rent  656  2317004  2317G  Aspen Park  24 Pipit walk, Apsley  10  HP3 0FR  Flat  2  Affordable Rent  656  2317005  2317G  Aspen Park  26 Pipit walk, Apsley  11  HP3 0FR  Flat  2  Affordable Rent  656  2317006  2317G  Aspen Park  28 Pipit walk, Apsley  12  HP3 0FR  Flat  2  Affordable Rent  656  2317007  2317G  Aspen Park  2 Pipit walk, Apsley  13  HP3 0FR  Flat  2  Affordable Rent  656  2317008  2317G  Aspen Park  4 Pipit walk, Apsley  14  HP3 0FR  Flat  2  Affordable Rent  656  2317010  2317G  Aspen Park  10 Pipit walk, Apsley  16  HP3 0FR  Flat  2  Affordable Rent  656  2317011  2317G  Aspen Park  8 Pipit walk, Apsley  17  HP3 0FR  Flat  2  Affordable Rent  656  2317013  2317G  Aspen Park  14 Pipit walk, Apsley  19  HP3 0FR  Flat  2  Affordable Rent  656  2317014  2317G  Aspen Park  16 Pipit walk, Apsley  20  HP3 0FR  Flat  2  Affordable Rent  656  1231001  231AG  Canford Paddock Poole  3 Neville Gardens, Bournemouth  211  BH11 9FW  Flat  DET_S  2  Affordable Rent  704  1231002  231AG  Canford Paddock Poole  Flat 1, 69 Provence Drive, Bournemouth  212  BH11 9FE  Flat  2  Affordable Rent  728  1231003  231AG  Canford Paddock Poole  Flat 2, 69 Provence Drive, Bournemouth  213  BH11 9FE  Flat  2  Affordable Rent  681  1231004  231AG  Canford Paddock Poole  Flat 3, 69 Provence Drive, Bournemouth  214  BH11 9FE  Flat  2  Affordable Rent  723  Page 20 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  1231005  231AG  Canford Paddock Poole  Flat 4, 69 Provence Drive, Bournemouth  215  BH11 9FE  Flat  2  Affordable Rent  675  1231006  231AG  Canford Paddock Poole  Flat 5, 69 Provence Drive, Bournemouth  216  BH11 9FE  Flat  2  Affordable Rent  723  1231007  231AG  Canford Paddock Poole  Flat 6, 69 Provence Drive, Bournemouth  217  BH11 9FE  Flat  2  Affordable Rent  675  1231008  231AG  Canford Paddock Poole  13 Neville Gardens, Bournemouth  208  BH11 9FW  House  DET_S  3  Affordable Rent  832  1231009  231AG  Canford Paddock Poole  9 Neville Gardens, Bournemouth  209  BH11 9FW  House  DET_S  3  Affordable Rent  832  1231010  231AG  Canford Paddock Poole  7 Neville Gardens, Bournemouth  210  BH11 9FW  House  DET_S  3  Affordable Rent  832  1231011  231AG  Canford Paddock Poole  1 Edmund Crescent, Bournemouth  207  BH11 9FU  House  DET  3  Affordable Rent  1001  0065003  377A  377A Radstone Fields PH3  76 Juno Crescent, Brackley  305  NN13 6GN  House  TER_M  2  Affordable Rent  750  0065004  377A  377A Radstone Fields PH3  78 Juno Crescent, Brackley  306  NN13 6GN  House  TER_E  2  Affordable Rent  750  0065005  377A  377A Radstone Fields PH3  80 Juno Crescent, Brackley  307  NN13 6GN  House  TER_E  2  Affordable Rent  750  0065006  377A  377A Radstone Fields PH3  82 Juno Crescent, Brackley  308  NN13 6GN  House  TER_M  2  Affordable Rent  750  0065007  377A  377A Radstone Fields PH3  20 Hyperion Lane, Brackley  430  NN13 6FU  House  TER_E  2  Affordable Rent  750  0065008  377A  377A Radstone Fields PH3  18 Hyperion Lane, Brackley  431  NN13 6FU  House  TER_M  2  Affordable Rent  750  0065009  377A  377A Radstone Fields PH3  16 Hyperion Lane, Brackley  432  NN13 6FU  House  TER_M  2  Affordable Rent  750  0065010  377A  377A Radstone Fields PH3  14 Hyperion Lane, Brackley  433  NN13 6FU  House  TER_M  2  Affordable Rent  750  0065011  377A  377A Radstone Fields PH3  6 Hyperion Lane, Brackley  436  NN13 6FU  House  TER_M  2  Affordable Rent  750  0065012  377A  377A Radstone Fields PH3  4 Hyperion Lane, Brackley  437  NN13 6FU  House  TER_E  2  Affordable Rent  750  0065013  377A  377A Radstone Fields PH3  79 Juno Crescent, Brackley  439  NN13 6GN  House  TER_M  2  Affordable Rent  750  0065021  377A  377A Radstone Fields PH3  2 Portia Lane, Brackley  365  NN13 6FT  House  DET_S  2  Affordable Rent  750  0065001  377A  377A Radstone Fields PH3  10 Hyperion Lane, Brackley  315  NN13 6FU  Flat  1  Affordable Rent  507  0065002  377A  377A Radstone Fields PH3  12 Hyperion Lane, Brackley  434  NN13 6FU  Flat  1  Affordable Rent  487  0065014  377A  377A Radstone Fields PH3  74 Juno Crescent, Brackley  304  NN13 6GN  House  TER_E  3  Affordable Rent  926  0065015  377A  377A Radstone Fields PH3  84 Juno Crescent, Brackley  309  NN13 6GN  House  TER_E  3  Affordable Rent  926  0065016  377A  377A Radstone Fields PH3  8 Hyperion Lane, Brackley  435  NN13 6FU  House  TER_E  3  Affordable Rent  926  0065017  377A  377A Radstone Fields PH3  2 Hyperion Lane, Brackley  438  NN13 6FU  House  TER_E  3  Affordable Rent  1052  0065018  377A  377A Radstone Fields PH3  81 Juno Crescent, Brackley  440  NN13 6GN  House  TER_E  4  Affordable Rent  1104  0065019  377A  377A Radstone Fields PH3  6 Portia Lane, Brackley  363  NN13 6FT  Flat  1  Affordable Rent  535  0065020  377A  377A Radstone Fields PH3  4 Portia Lane, Brackley  364  NN13 6FT  Flat  2  Affordable Rent  657  0036003  377B  377B Chestnut Grove  10 Marne Way, Brackley  617  NN13 6HQ  House  TER_M  2  Affordable Rent  866  0036004  377B  377B Chestnut Grove  8 Marne Way, Brackley  618  NN13 6HQ  House  TER_M  2  Affordable Rent  866  0036005  377B  377B Chestnut Grove  6 Marne Way, Brackley  619  NN13 6HQ  House  TER_E  2  Affordable Rent  866  0189015  500A  500A Clipstone (Barratt/DW)  19 Babbage Grove, Leighton Buzzard  P1 -23  LU7 3GA  House  TER_M  3  Affordable Rent  947  0189017  500A  500A Clipstone (Barratt/DW)  21 Babbage Grove, Leighton Buzzard  P1 -24  LU7 3GA  House  TER_E  3  Affordable Rent  943  0189061  500A  500A Clipstone (Barratt/DW)  61 Galton Corner, Leighton Buzzard  P1B-184  LU7 3GN  Flat  2  Affordable Rent  667  0189062  500A  500A Clipstone (Barratt/DW)  63 Galton Corner, Leighton Buzzard  P1B-185  LU7 3GN  Flat  2  Affordable Rent  671  0189063  500A  500A Clipstone (Barratt/DW)  65 Galton Corner, Leighton Buzzard  P1B-186  LU7 3GN  Flat  2  Affordable Rent  667  0189064  500A  500A Clipstone (Barratt/DW)  67 Galton Corner, Leighton Buzzard  P1B-187  LU7 3GN  Flat  2  Affordable Rent  671  0189065  500A  500A Clipstone (Barratt/DW)  69 Galton Corner, Leighton Buzzard  P1B-188  LU7 3GN  Flat  2  Affordable Rent  667  0189066  500A  500A Clipstone (Barratt/DW)  71 Galton Corner, Leighton Buzzard  P1B-189  LU7 3GN  Flat  2  Affordable Rent  671  0169016  582B  582B Phase F Longford Banbur  24 Caldwell Road, Banbury  134  OX16 9FB  House  TER_E  2  Affordable Rent  850  0169017  582B  582B Phase F Longford Banbur  22 Caldwell Road, Banbury  135  OX16 9FB  House  TER_M  2  Affordable Rent  850  0169018  582B  582B Phase F Longford Banbur  20 Caldwell Road, Banbury  136  OX16 9FB  House  TER_E  2  Affordable Rent  850  0169019  582B  582B Phase F Longford Banbur  18 Caldwell Road, Banbury  137  OX16 9FB  House  DET_S  3  Affordable Rent  895  0169020  582B  582B Phase F Longford Banbur  16 Caldwell Road, Banbury  138  OX16 9FB  House  DET_S  3  Affordable Rent  895  0169021  582B  582B Phase F Longford Banbur  83 Bankside , Banbury  149  OX16 9DA  House  DET_S  3  Affordable Rent  895  0169022  582B  582B Phase F Longford Banbur  85 Bankside , Banbury  150  OX16 9DA  House  DET_S  3  Affordable Rent  895  0169023  582B  582B Phase F Longford Banbur  87 Bankside , Banbury  151  OX16 9DA  House  TER_E  3  Affordable Rent  895  0169024  582B  582B Phase F Longford Banbur  89 Bankside , Banbury  152  OX16 9DA  House  TER_M  3  Affordable Rent  895  0169025  582B  582B Phase F Longford Banbur  91 Bankside , Banbury  153  OX16 9DA  House  TER_E  3  Affordable Rent  895  Page 21 of 22

 ID (UPRN)  Site No  Development name  Property Address  Plot Ref  Postcode  House Type / Apt Floor  Unit Type  No. of Beds  Tenure  Area (sq ft)  Page 22 of 22

 Deutsche Bank AG  Appendix 4  Scheme Proformas  Page 23 of 22  Deutsche Bank AG  September 2020  Deutsche Bank AG  September 2020

 Appendix 5Map of Stock

 Stock Location Map - national overview  Deutsche Bank AG

 Stock Location Map - East Midlands

 Stock Location Map - West Midlands

 Stock Location Map - East of England

 Stock Location Map - South East

 Stock Location Map - Greater London

 Stock Location Map - North West

 Stock Location Map - Yorkshire and Humberside

 Stock Location Map - South West

 Deutsche Bank AG  Appendix 6  Instruction Letter and Confirmation of Instructions  Deutsche Bank AG  September 2020

Deutsche Bank

Savills Advisory Services Ltd,
33 Margaret Street
London
W1G 0JD

David Morgans,
Deutsche Bank AG,
1 Appold Street,
London EC2A 2UU

For the attention of Andy Smith - Director

24th June 2020

Dear Sir,

Valuation of Sage Affordable Rental Portfolio ("the Properties")

Please accept this letter as formal instruction to prepare a valuation of the Properties, which is required for loan security purposes.

In addition, (subject to the conditions stated in Attachment D and your written approval to the form and context of the proposed disclosure as required by the RICS Valuation Standards (such approval not to be unreasonably withheld)) the Report or a reference to the Report (and the methodologies and concepts on which the same is based) may be included or quoted or otherwise summarised in any information memorandum, offering circular, private placement memorandum, registration statement or prospectus as may be required to comply with any applicable laws, regulations or official guidelines relating to the issuance of any securitisation of the Facility (as defined in the Facility Agreement) or any portion of the Facility (as defined in the Facility Agreement) or for any investor or potential investor to be in compliance with any applicable law, regulation or requirements of any governmental, banking, taxation or similar body relating to maintaining an investment in, or the regulatory capital treatment of, any securities issued in such securitisation. Accordingly your report must and will be deemed to include the addressee, reliance and disclosure wording referred to in Attachment D.

The purpose of the report is not simply to provide a valuation figure, but also to assist in determining whether the Bank should make available the proposed facility, the amount of such facility and to identify issues, which may prove significant to the Bank's security.

Following provision of the report please be prepared to discuss its contents with us in detail during the course of a 'roll-up' meeting.

Timing of Report

Stage 1: Draft valuation with supporting calculations– 31st July 2019 (subject to timely provision of requested information).

Stage 2: Draft valuation report – 1 week thereafter.

Your report should not be finalised without the consent of Deutsche Bank.

Properties

See Attachment A

Sponsor

Sage Social Housing/Blackstone Real Estate Partners LLP

Inspections / Access to the Properties

In order to arrange access to the properties and to receive property information please contact:

James Castle (jamesc@sagehousing.co.uk)

13 July 2020

Page 1 of 9

Confidential

Deutsche Bank

As agreed you will externally inspect completed properties at each site and on a 'reasonable endeavours' basis and where possible inspect a sample of properties internally If internal inspection is not possible the sponsor will provide internal plans, photographs and details of the internal specification.

Basis of Valuation

Your report is to be carried out in accordance with the relevant sections contained within the RICS Valuation – Global Standards (incorporating the IVSC International Valuation Standards) effective from 31 January 2020 together, where applicable, with the UK National Supplement effective 14 January 2019, together the "Red Book"..

Your report and valuation is to include the following bases of value for the Properties:

1. For all Properties;
    a. Existing Use for social housing (EUVSH) – assuming complete
    b. Market Value subject to tenancies (MVST) – assuming complete
    c. Market Rent

NB for properties that have not been certified as practically complete you are to make the special assumptions that this has occurred – please mark on the schedule of values which properties are incomplete.

Legal Due Diligence

We require you to confirm that you have reviewed the appropriate Certificate of Title and/or Report on Title in respect of the Properties and that all matters contained therein have been taken into account and reflected in your valuation.

Building, Technical & Environmental Reports

The Properties are all subject to comprehensive 10 year new build insurance policies

Standard Valuation Report Content - Refer to Attachment C

Your report must contain all of the information, as appropriate, as recommended within the RICS Valuation – Global Standards (incorporating the IVSC International Valuation Standards) effective from 31 January 2020 together, where applicable, with the UK National Supplement effective 14 January 2019, together the "Red Book".. Notwithstanding the above your report should contain the following:

- Valuation Certificate
- Executive Summary with Strengths, Risks & Mitigants analysis
- Statement on conflict of interest
- Statement on suitability for loan security
- Tenancy Analysis
- Tenancy Schedule for multi-let properties
- Valuation calculations (including DCF)

Addressing of Report

Your report and valuation should be addressed to, and for the use and benefit of the parties set out in Attachment D (the "**Addressees**").

Working Party / Delivery of Reports

Representation from the Bank's BRM Real Estate Valuation will be exclusively involved in this project. More specifically:

- David Morgans – BRM Real Estate Valuation

Please refer to Attachment B.

13 July 2020 Page 2 of 9

Confidential

Deutsche Bank

Reliance and Disclosure

Please confirm that your report can be relied upon by those parties set out in Appendix D and that it can be disclosed to those parties also set out in the fourth paragraph of Appendix D. Please include the text and wording of this Appendix within your report.

Final Reports

The Bank requires:

- An electronic version of your report, complete with appendices (all contained in one document), on CD or via e-mail

Please refer to the Working Party list below for relevant contacts.

Conflict & Competence

Before accepting this instruction, you must disclose all involvement, both past and present, with the subject Property and the Borrower. You are to confirm in your report in writing that you have no existing or potential conflict of interest in providing the valuation report to the Bank and in acting as Independent Valuer for the Bank.

In the existence of such, please clarify the nature of any conflict and state the manner in which such conflict can be managed. You must notify Deutsche Bank before accepting any instruction in respect of the same Property for a period not exceeding 12 months. During this instruction you must advise us of any other work being undertaken for the Borrower or any related party relevant to this transaction.

Please refer to the 'Disclosure and Confidentiality' section below. Furthermore, you acknowledge that you and your firm are suitably experienced and professionally competent to perform this assignment in accordance with the requirements of this engagement letter.

Confidentiality

All proprietary or otherwise confidential information including but not limited to financial statements, tenancy schedules, third party reports, contracts, or agreements, which may be disclosed to employees and representatives of your firm during the course of this assignment, must be held in the strictest confidence and returned to the bank upon our first request.

Sign Off

Please ensure that your valuation report is dated and addressed to the parties as set out above and that it is signed by a Fellow of the Royal Institution of Chartered Surveyors, or Member with a minimum of 5 years' experience. In addition please ensure that the engagement addressee / signatory must also signs the report.

Liability Cap

We acknowledge and agree that your aggregate liability under or in connection with this appointment and your report and valuation, including to any one or more or all of the Addressees as defined an Attachment D and any other party who becomes entitled to rely on your report and valuation however that liability arises (including, without limitation, a liability arising by breach of contract, arising by tort, including, without limitation, the tort of negligence, or arising by breach of statutory duty) shall be limited to the lower of 33% of the reported Market Value of the Property and £30m provided that this clause shall not exclude or limit liability in respect of your fraud or wilful misconduct or for any liability that cannot lawfully be excluded or limited.

For the avoidance of doubt, you will not be liable in tort (including negligence), breach of contract, breach of statutory duty or otherwise due to, under and/or arising out of or in connection with this appointment and/or your report and valuation to the extent such loss or damage is consequential, indirect or punitive, whether or not you had been advised of the likelihood of any such loss or damage.

Please confirm that you have adequate and appropriate professional indemnity insurance in place for this instruction and that it complies with the RICS Rules of Conduct and RICS Minimum Terms.

13 July 2020 Page 3 of 9

Confidential

 Fees  Your fees will be £99,500 plus VAT and reasonable expenses.  Entire Agreement  Where there are conflicting terms and conditions between this Agreement and your General Terms andConditions this Agreement prevails.  Please sign and return a copy as confirmation of your acceptance of the instruction on the above terms.  Yours faithfully  DEUTSCHE BANK AG, LONDON BRANCH  David Morgans - BRM REV Risk  ACKNOWLEDGED AND AGREED BY SAVILLS ADVISORY SERVICES LTD  Name:  Andy Smith  Date:  22 July 2020  Confidential

 13 July 2020  Page 4 of 9  Confidential

 Attachment A  Schedule of Assets  1. A total of 1,715 affordable rent and social rented units in 118 nationwide locations - see attached spreadsheet.  13 July 2020  Page 5 of 9  Confidential

 Attachment B  Key Contacts / Working Group List  David Morgans  BRM / Real Estate Valuation  James Scoular  BRM / Real Estate Valuation  13 July 2020  Deutsche Bank AG  Business Risk Management  1 Appold Street  London, EC2A 2UUUK  Deutsche Bank AG  Business Risk Management  1 Appold Street  London, EC2A 2UUUK  ECREG Valuation Instruction  Confidential  Phone: +44 (20)754-17946  Email: David.morgans@db.com  Phone: +44 (20)754-70837  Email: James.Scoular@db.com  Page 6 of 9

 Attachment C  Standard Valuation Report Content  1. Valuation Certificate  2. Short form proforma property reports [as agreed]  3. Valuation figures to be uploaded into spreadsheet [as agreed]  13 July 2020  Page 7 of 9  Confidential

Deutsche Bank

Attachment D

Standard Reliance Language

Your Report will be deemed to include the following reliance/ consent language (and your signature of this letter will confirm your agreement to such deemed inclusion):

To:

(a) Deutsche Bank AG, London Branch and each if its affiliates in its capacity as arranger for the Facility Agreement
(b) [X] plc as Lender (as defined in the Facility Agreement) and each of its successors, assignees and transferees from time to time
(c) [CBRE Loan Services Limited] as Facility Agent and Security Agent on behalf of each Finance Party (as defined in the Facility Agreement) and each of their successors, assignees and transferees from time to time
(d) [CBRE Loan Services Limited] as Note Trustee and Issuer Security Trustee on behalf of the Noteholders (as defined in the Facility Agreement) and each of its successors, assignees and transferees from time to time

(together, the "**Addressees**")

Copies of the [Valuation] may be disclosed for information only to:

(a) the respective agents, trustees and advisers of the Addressees in connection with the transactions;
(b) the respective affiliates, employees, officers, directors and auditors of the Addressees;
(c) any servicer of any loan under the Facility Agreement, and its advisers;
(d) any actual or prospective investor in any securities issued in connection with a securitisation of any loan under the Facility Agreement, and their advisers;
(e) any prospective or actual purchaser of any property or shares in an entity that owns any property either directly or indirectly;
(f) any prospective purchaser, transferee or assignee of, or participant in, or hedge counterparty in respect of, any loan made under the Facility Agreement or other agreement in relation to the Facility Agreement;
(g) a governmental, banking, taxation or other regulatory authority;
(h) any rating agency actually or prospectively rating any securities issued in connection with a securitisation of any loan under the Facility Agreement, and its advisers;
(i) any person pursuant to the rules of a stock exchange, listing authority or similar body; or
(j) any person to whom disclosure is required by law, court order or regulation or in connection with legal or arbitration proceedings in connection with the [Valuation] or the Facility Agreement.

In addition, the Report or a reference to and summary of it (and the methodologies and concepts on which it is based) may be included in any information memorandum, offering circular, registration statement or similar document as may be required to comply with any applicable laws, regulations or official guidelines relating to the issuance of or investment in any securitisation of the loan under the Facility Agreement, provided that;

a. the Report or any summary shall not be published until such time as you have first approved the form and context in which the Report or summary appears (such approval not to be unreasonably withheld or delayed) and are satisfied that the Report has been accurately reproduced or the summary is sufficiently accurate and comprehensive (as the case maybe);

13 July 2020 Page 8 of 9

Confidential

 b. the Materials shall make clear that, with the exception of the Report or summary, Savills does not accept any responsibility for any part of the Materials or any other information issued by  [insert issuer name] or any other person in connection with the transaction;  c. such Report or summary complies in all respects with the requirements of the Red Book and any applicable regulations or directives; and  if, in your opinion, any part of your Report becomes misleading or inaccurate between the date ofissue of the Report and the date of issue of any Materials you shall have the right to withdraw yourconsent to our use of your Report or the summary unless and until you have made suchamendments to it as you (acting reasonably and without undue delay) deem necessary ordesirable, notwithstanding that our doing so may necessitate deferral of publication of the relevantmaterials.  13 July 2020  Page 9 of 9  Confidential

14/08/2020

Our Ref: 464265 SAS
Your Ref: DB Sage

Andy Smith
E: ADSmith@savills.com M:
+44 (0) 7967 555 480
DL: +44 (0) 20 7409 5993

33 Margaret Street
London
W1G 0GD
T: +44 (0) 20 7499 8644
savills.com

Deutsche Bank AG
1 Appold Street
London
EC2A 2UU

For the attention of David Morgans

CC: James Castle, Sage Housing Limited, 5th Floor, Orion House, 5 Upper St Martins Lane, London, WC2H 9EA

Dear Sir,

SPONSOR: SAGE SOCIAL HOUSING/BLACKSTONE REAL ESTATE PARTNERS LLP
PORTFOLIO: 1,715 AFFORDABLE RENT AND SOCIAL RENTED UNITS IN 118 NATIONWIDE LOCATIONS

CONFIRMATION OF TERMS OF ENGAGEMENT FOR THE PROVISION OF VALUATION ADVICE

1. Thank you for your letter dated 24 June 2020 (received on 21 July 2020). We are grateful to you for your kind instructions to advise and now write to confirm the terms upon which Savills Advisory Services Limited (**Savills**, **we** or **us**) will provide Deutsche Bank AG (**you**) with a valuation report (the **Valuation** or **Report**) in respect of the above property or properties (each being a **Property**). Sage Housing Limited (the Borrower) is a party to this letter solely for the purposes of confirming that it will comply with the obligations regarding payment of our fee as set out in paragraph 7(n).

2. Our Valuation will be undertaken on the terms set out in this letter, including its appendices.

3. Please sign and return a copy of this letter to us to confirm your acceptance of the terms set out herein. In particular, we draw your attention to the fact that when signing this letter you are confirming your agreement to the limitation of our liability set out at paragraphs 7 - 12 inclusive.

4. Please note we will be unable to formally issue our final Report to you, and you will be unable to rely upon the contents of our Report, until such time as we have received your signed copy of this letter.

CONFLICTS OF INTEREST

5.

(a) As previously advised, Savills Advisory Services has had a material connection or involvement with the Property or any other parties. More particularly, we or our Leeds office have valued some of these properties previously for loan security purposes. This notwithstanding, you, Deutsche Bank AG have provided your Informed Consent to us in writing.

(b) We confirm that we will provide an objective and unbiased valuation.

Client: Deutsche Bank AG
Property: 1,715 properties in 118 Locations
Page 2

 Offices and associates throughout the Americas, Europe, Asia Pacific, Africa and the Middle East.  Savills Advisory Services Limited. Chartered Surveyors. A subsidiary of Savills plc. Registered in England No..  6215875  Registered office: 33 Margaret Street, London, W1G 0JD

RICS RED BOOK

6. We shall prepare our Valuation in accordance with the RICS Valuation - Global Standards (incorporating the IVSC International Valuation Standards) effective from 31 January 2020 together, where applicable, with the UK National Supplement effective 14 January 2019, together the **"Red Book".** Accordingly, we confirm that:

(c) Identification and status of the Valuer

(i) The Valuation will be the responsibility of and the Report will be signed by Andy Smith BSc MRICS, RICS Registered Valuer (the **Valuer**). The Valuer will work with colleagues as appropriate, and the Report will be counter-signed by at least one other RICS Registered Valuer.

(ii) The Valuer has sufficient current knowledge of the particular market(s) and sufficiently developed skills and understanding to undertake the valuation competently.

(d) Identification of the client and other intended users

The client is the addressee of this letter. We will address our Report as follows:

To

(a) Deutsche Bank AG, London Branch and each if its affiliates in its capacity as arranger for the Facility Agreement
(b) [X] plc as Lender (as defined in the Facility Agreement) and each of its successors, assignees and transferees from time to time
(c) [CBRE Loan Services Limited] as Facility Agent and Security Agent on behalf of each Finance Party (as defined in the Facility Agreement) and each of their successors, assignees and transferees from time to time
(d) [CBRE Loan Services Limited] as Note Trustee and Issuer Security Trustee on behalf of the Noteholders (as defined in the Facility Agreement) and each of its successors, assignees and transferees from time totime

(together, the "Addressees")

Copies of the [Valuation] may be disclosed for information only to:

(a) the respective agents, trustees and advisers of the Addressees in connection with the transactions;
(b) the respective affiliates, employees, officers, directors and auditors of the Addressees;
(c) any servicer of any loan under the Facility Agreement, and its advisers;
(d) any actual or prospective investor in any securities issued in connection with a securitisation of any loan under the Facility Agreement, and their advisers;
(e) any prospective or actual purchaser of any property or shares in an entity that owns any property either directly or indirectly;
(f) any prospective purchaser, transferee or assignee of, or participant in, or hedge counterparty in respect of, any loan made under the Facility Agreement or other agreement in relation to the Facility Agreement;
(g) a governmental, banking, taxation or other regulatory authority;
(h) any rating agency actually or prospectively rating any securities issued in connection with a securitisation of any loan under the Facility Agreement, and its advisers;
(i) any person pursuant to the rules of a stock exchange, listing authority or similar body; or
(j) any person to whom disclosure is required by law, court order or regulation or in connection with legal or arbitration proceedings in connection with the [Valuation] or the Facility Agreement.

In addition, the Report or a reference to and summary of it (and the methodologies and concepts on which it is based) may be included in any information memorandum, offering circular, registration statement or similar document as may be required to comply with any applicable laws, regulations or official guidelines relating to the issuance of or investment in any securitisation of the loan under the Facility Agreement, provided that

a. the Report or any summary shall not be published until such time as you have first approved the form and context in which the Report or summary appears (such approval not to be unreasonably withheld or delayed) and are satisfied that the Report has been accurately reproduced or the summary is sufficiently accurate and comprehensive (as the case may be);

Client: Deutsche Bank AG Page 2
Property: 1,715 properties in 118 Locations

b. the Materials shall make clear that, with the exception of the Report or summary, Savills does not accept any responsibility for any part of the Materials or any other information issued by [insert issuer name] or any other person in connection with the transaction;

c. such Report or summary complies in all respects with the requirements of the Red Book and any applicable regulations or directives; and

if, in your opinion, any part of your Report becomes misleading or inaccurate between the date of issue of the Report and the date of issue of any Materials you shall have the right to withdraw your consent to our use of your Report or the summary unless and until you have made such amendments to it as you (acting reasonably and without undue delay) deem necessary or desirable, notwithstanding that our doing so may necessitate deferral of publication of the relevant materials.

(e) Identification of the asset or liability to be valued

(i) The property addresses are included at Appendix 4.

(ii) The interests will be valued are 1,715 unit of Social Housing subject to the proposed occupational agreements, details to be confirmed in our Report.

(iii) The interests to be valued comprises social housing stock..

(f) The valuation will be in pounds sterling.

(g) Purpose of the valuation

The Valuation is required for loan security (securitisation) purposes. It is important that the Report is not used out of context or for the purposes for which it was not intended. We shall have no responsibility or liability to any party in the event that the Report is used outside of the purposes for which it was intended, or outside of the restrictions on its use set out at sub-paragraph (l) below.

You have instructed us to report on the suitability of the property for lending purposes. So that we may do this, please provide details of the loan. This is a Red Book requirement and we will not be able to address this question, other than in general terms, without this information.

(h) Bases of value

The bases of our Valuation will be Market Value, Existing Use Value - Social Housing and Market Rent, the definitions of which are set out at **Appendix 1** (attached).

(i) Valuation date

The Valuation date will be the date of our report.

(j) Extent of investigation

As discussed with you we will externally inspect completed properties at each site and on a 'reasonable endeavours' basis and where possible inspect a sample of properties internally If internal inspection is not possible the sponsor will provide internal plans, photographs and details of the internal specification.

(k) Nature and source of information to be relied upon

- We will carry out our Valuation based on the information listed below:

  - Property Schedule as attached at **Appendix 4**
  - Site plans
  - Certificates of Title where available

Client: Deutsche Bank AG
Property: 1,715 properties in 118 Locations
Page 3

- Developers/Sage specifications

- To the extent that you have instructed us to obtain information from a third party, you agree, unless it is otherwise agreed by us in writing, we can safely rely upon the accuracy, completeness and consistency of this information without further verification and that you will not hold us responsible in the event that any dispute regarding the Valuation arises from the accuracy of such information.

- Floor areas:

  We will not be measuring the Property. It is agreed that we will rely on Gross Internal Area (GIA) floor areas provided to us by Sage.

- We will not make formal searches with local planning authorities, but shall rely on the information provided informally by the local planning authority or its officers. We recommend you instruct lawyers to confirm the position in relation to planning and that the Report is reviewed in light of advice from your solicitors in this respect.

- For the avoidance of doubt, we accept no liability for any inaccuracy or omission contained in information disclosed by you or any third party or from the Land Registry or any database to which we subscribe. We will highlight in our Report where we have relied on such information.

(l) Assumptions and Special Assumptions

Unless otherwise agreed, our Valuation will be reported on the basis of the general assumptions attached at **Appendix 2**, and the additional assumptions at Appendix 3.

Our Valuation will also be reported on the basis of the following additional Assumptions:

- For Market Value and EUV-SH we will assume that the units are complete.

(m) Format of Report

We will adopt the relevant Savills Advisory Services Limited valuation report template, adapted, as necessary, to accommodate your instructions.

(n) Restrictions on use, distribution or publication

(i) Our Report shall be confidential to, and for the use only of, the Addressee(s) and no responsibility shall be accepted to any third party for the whole or any part of its contents.

(ii) Neither the whole nor any part of our Report or any reference to it may be included in any published document, circular or statement, nor published, reproduced, referred to or used in any way without our prior written approval (with such approval to be given or withheld at our absolute discretion).

(iii) Where any addressee is a lender, in the event of a proposal to place the loan on the Property in a syndicate, you must notify us so that we can agree the extent of our responsibility to further named parties. If this is not done or we do not agree to be responsible to further named parties, we shall have no responsibility to any party other than the Addressee(s).

(iv) Draft reports, if provided, will be sent on the basis that they are provisional (i.e. subject to completion of our final report) and for your internal purposes only. They must not be published or disclosed and you will not be entitled to rely upon them for any purpose whatsoever. Savills neither owes nor accepts a duty of care to you in connection with any drafts and shall not be liable to you for any loss, damage, cost or expense of whatever

Client: Deutsche Bank AG
Property: 1,715 properties in 118 Locations
Page 4

nature caused by your use of or reliance on them. Should you choose to rely upon a draft you do so entirely at your own risk and you are responsible for carrying out your own independent investigations.

(o) Confirmation that the valuation will be undertaken in accordance with IVS

We confirm we will prepare our Valuation in accordance with the RICS Valuation - Global Standards (incorporating the IVSC International Valuation Standards) effective from 31 January 2020 together, and where applicable, with the UK National Supplement effective 14 January 2019, together the **"Red Book"**.

We also confirm that the valuers will assess the appropriateness of all significant inputs.

(p) The basis on which the fee will be calculated

(i) The agreed fee for the provision of the Valuation is £99,500 plus VAT and is payable in pounds sterling. Unless otherwise agreed in writing, all reasonable expenses incurred will be added to the agreed fee. Such expenses shall include (but not be limited to) the cost of travelling, photography, plans, artwork for preparation of Report appendices, town planning documents, copying charges, couriers and subsistence.

(ii) Our agreed fee and any expenses, together with any VAT (at the prevailing rate) on such amounts, shall become due and payable by Sage Housing Limited to us within 30 days of us issuing them with a valid VAT invoice in respect of such amounts. In the event that our fee is not paid by the date for payment we reserve the right to charge default interest at a rate of 4% above the Barclays Bank base rate for payment.

(iii) In the event of our instructions being terminated at any time prior to completion of our work, a fee will become payable on a time basis (at our prevailing rates) for work carried out up to the date of termination, subject to a minimum of 50% of the agreed fee, together with all expenses incurred.

(iv) If we incur any expenditure on solicitors or other third parties in order to recover the fee due, such amounts will be payable by you.

(v) If we perform any additional services for you, we will agree an additional fee with you in respect of such services and such fee shall be payable in the manner set out above.

(vi) You acknowledge that you shall not be entitled to rely upon our Report until such time as our fees have been paid as detailed here.

(q) Savills Complaints Handling Procedure

A copy of our Client Complaints Handling Procedure can be made available to you on request.

(r) Monitoring under RICS conduct and disciplinary regulations

Savills Advisory Services Limited is regulated by RICS for the provision of surveying services. This means we agree to uphold the RICS Rules of Conduct for Firms and all other applicable mandatory professional practice requirements of RICS, which can be found at www.rics.org. As an RICS regulated firm we have committed to cooperating with RICS in ensuring compliance with its standards. The firm's nominated RICS Responsible Principal is Tim Maynard (tmaynard@savills.com), Chief Financial Officer/Operations Director.

LIMITATIONS ON LIABILITY

7. Subject to paragraph 11 below, our aggregate liability to any one, or more, or all of the Addressees or any other party who otherwise becomes entitled to rely upon the Report under or in connection with this agreement and our Valuation, however that liability arises (including, without limitation, a liability arising by breach of contract, arising by tort, including, without limitation, the tort of negligence, or arising by breach of statutory duty) shall be limited to the lower of:

Client: Deutsche Bank AG
Property: 1,715 properties in 118 Locations
Page 5

(a) 33% of the Value (as defined below) of the Property stated in our Report; and

(b) £30,000,000

8. In paragraph 8, **Value** means:

(a) where more than one value is stated for the same Property on different bases, the highest valuation figure recorded in our Report; and

(b) in the case of valuations of portfolios, estates, shopping centres and other multi-unit properties within one Report, the aggregate of our valuations included in the one Report.

9. You acknowledge and agree that we shall not be liable under or in connection with this agreement and the provision of our Valuation in tort (including negligence), breach of contract, breach of statutory duty or otherwise due to, under and/or arising out of or in connection with this agreement to the extent such loss or damage is consequential, indirect, special or punitive.

10. You acknowledge and agree that none of our employees, partners or consultants individually has a contract with you or owes you a duty of care or personal responsibility. You agree that you will not bring a claim against any such individuals personally in connection with our services.

11. Nothing in this agreement shall exclude or limit our liability for death or personal injury caused by our negligence or for any other liability that cannot be excluded by law.

INSURANCE

12. During the period that we are producing our Valuation and for a period of six years thereafter, we will maintain in force, with insurers or underwriters approved by the RICS, professional indemnity insurance in an amount not less than the amount of our liability cap, as calculated pursuant to clause 7 above and shall, on your request, produce confirmation of the same from our insurance broker.

RELIANCE

13. As stated above, we accept responsibility for our Report only to the Addressees and no third party may rely on our Report. We do not accept any responsibility to, and shall have no liability in respect of, any third parties unless otherwise agreed in writing even if that third party pays all or part of our fees, or is permitted to see a copy of our Valuation. In addition, the benefit of our Report is personal and neither you nor any other Addressee may assign the benefit of our Report to any third party without our prior written consent (with such consent to be given or withheld at our absolute discretion). You acknowledge that if we agree to extend reliance on our Report to any third party or to the benefit of our Report being assigned, we will require the relevant third party or assignee to enter into a reliance letter before such party is entitled to rely upon our Report. We will provide you with a copy of our reliance letter on request. If we agree to any such extension or assignment, we may charge you an additional fee.

CONFIDENTIALITY

14. Neither party shall disclose any confidential information relating to the affairs, business, customers or clients of the disclosing party to any other party without the disclosing party's prior written consent except to those of the receiving party's employees, officers, representatives and/or advisors who need to know the information for the purposes of carrying out the receiving party's obligations under this agreement (save to the extent that the receiving party is compelled to disclose such information by law).

15. Our Report is confidential to and for the use only of the Addressees, but the Addressees may disclose the Report on a non-reliance and without liability basis to their directors, officers, employees and professional advisers provided the relevant Addressee procures any person to whom our Report is disclosed pursuant to this paragraph 15 keeps the Report confidential and does not disclose it to any other party.

Client: Deutsche Bank AG
Property: 1,715 properties in 118 Locations
Page 6

savills

DATA PROTECTION

16. We may use your personal information in our provision of services to you. Please see our Privacy Notice for details of how your personal information will be used. Our Privacy Notice can be found at the following web address: http://www.savills.co.uk/footer/privacy-policy.aspx

REINSTATEMENT COSTS

17. If you have instructed us to report on the reinstatement cost of the Property for insurance purposes, we will provide you with an approximate opinion of such cost only. You acknowledge and agree that the provision of our opinion of the reinstatement cost is provided to you strictly without liability and on a non-reliance basis. If you require a reinstatement cost figure on which you may rely, please let us know and we will ask our building surveying colleagues to provide a fee estimate.

SUB-CONTRACTING

18. We may sub-contract the provision of any services to be performed by us pursuant to this agreement (including, without limitation, to other companies that are direct or indirect subsidiaries of Savills plc) provided that we will remain responsible to you for the provision of those services and the provision of our Report. We may request that you pay any sub-contractor directly for those of our fees which relate to work carried out by the sub-contractor. In these circumstances, the fees in question are to be paid by you directly to the sub-contractor and we will be entitled to assign to the sub-contractor any rights that we have in respect of those fees.

MONEY LAUNDERING

19. You shall promptly, upon request, provide us with any information reasonably required to enable us to comply with our obligations under the Money Laundering Regulations and our internal compliance policies relating to the same. For the avoidance of doubt, searches may also be conducted on your directors and "beneficial owners" as is required by the legislation. You agree that we may retain such information and documentation for these purposes and make searches of appropriate databases electronically. If such information is not provided within a reasonable time or you do not meet the requirements set out in our relevant internal policies, we may terminate this instruction immediately upon written notice to you.

HEALTH AND SAFETY

20. If we are undertaking physical inspections of the Property, you shall take reasonable steps to procure that the owner and/or occupier of the Property: (a) advises us of any hazards to which our staff may be exposed at the Property (b) provides us with any relevant health and safety policies and (c) arranges for any site visits to the Property to be hosted by a representative of the owner/occupier of the Property.

JURISDICTION

21. This agreement and any dispute arising from the Valuation is subject to English jurisdiction and law.

APPENDICES

22. Your attention is drawn to the attached appendices which form part of the agreement between us and on which our Valuation will be reported. By signing a copy of this letter you are also confirming your agreement to them.

Client: Deutsche Bank AG
Property: 1,715 properties in 118 Locations
Page 7

 Yours faithfully,  RICS Registered ValuerDirector  For and on behalf of Savills Advisory Services Limited  Client:  Deutsche Bank AG  Page 8  Property:  1,715 properties in 118 Locations

 Client Acceptance  I confirm Deutsche Bank AG ’s agreement to this letter and the attached appendices and, in particular, confirm that the limitationon liability set out in paragraph 7 above is acknowledged, considered reasonable and accepted:  Signed by Deutsche Bank AG , by its duly authorised signatory:  Signature  DAVID MORGANS  Name (in capitals)  DIRECTOR - BRM REV  Position  17/08/2020  Date  Borrower confirmation regarding payment of fee  I confirm Sage Rented Limited’s agreement to pay the agreed fee as specified and in accordance with the terms set out inparagraph 7(n) of this letter:  Signed by Sage Rented Limited’s dulyauthorised signatory  Name (in capitals)  Position  Date  Client:  Deutsche Bank AG  Page 9  Property:  1,715 properties in 118 Locations

Appendix 1: Definitions and Bases of Valuation

Assumption

A supposition taken to be true. It involves facts, conditions or situations affecting the subject of, or approach to, a valuation that, by agreement, do not need to be verified by the valuer as part of the valuation process. Typically, an assumption is made where specific investigation by the valuer is not required in order to prove that something is true (RICS Valuation - Global Standards, 2020).

Depreciated Replacement Cost

The current cost of replacing an asset with its modern equivalent asset less deductions for physical deterioration and all relevant forms of obsolescence and optimisation (RICS Valuation - Global Standards, 2020).

Equitable Value

The estimated price for the transfer of an asset or liability between identified knowledgeable and willing parties that reflects the respective interests of those parties (IVS 104 - Bases of Value), (RICS Valuation - Global Standards 2020).

Existing Use Value

The estimated amount for which an asset or liability should exchange on the Valuation date between a willing buyer and a willing seller in an arm's length transaction after proper marketing and where the parties had acted knowledgeably, prudently and without compulsion, assuming that the buyer is granted vacant possession of all parts of the asset required by the business and disregarding potential alternative uses and any other characteristics of the asset that would cause its market value to differ from that needed to replace the remaining service potential at least cost (RICS Valuation - Global Standards 2017, UK national supplement).

Existing Use Value is to be used only for valuing property that is owner occupied by a business, or other entity, for inclusion in financial statements.

Existing Use Value for Social Housing (EUV-SH)

An opinion of the best price at which the sale of an interest in a property would have been completed unconditionally for a cash consideration on the valuation date, assuming:

a) a willing seller

b) that prior to the valuation date there had been a reasonable period (having regard to the nature of the property and the state of the market) for the proper marketing of the interest for the agreement of the price and terms and for the completion of the sale

c) that the state of the market, level of values and other circumstances were on any earlier assumed date of exchange of contracts, the same as on the date of valuation

d) that no account is taken of any additional bid by a prospective purchaser with a specialinterest

e) that both parties to the transaction had acted knowledgeably, prudently and without compulsion

f) that the property will continue to be let by a body pursuant to delivery of a service for the existing use

g) that the vendor would only be able to dispose of the property to organisations intending to manage their housing stock in accordance with the regulatory body's requirements

h) that properties temporarily vacant pending re-letting should be valued, if there is a letting demand, on the basis that the prospective purchaser intends to re-let them, rather than with vacant possession and

i) that any subsequent sale would be subject to all the same assumptions above. (UK VPGA 7)

External Valuer

A valuer who, together with any associates, has no material links with the client, an agent acting on behalf of the client or the subject of the assignment. (RICS Valuation - Global Standards 2020). Unless otherwise stated, External Valuer does not refer to the role of an external valuer within the context of the Alternative Investment Fund Managers Directive 2011/61/EU and its implementing provisions in the United Kingdom unless agreed otherwise in writing.

Fair Value

The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (RICS Valuation - Global Standards 2020).

Gross Development Value (GDV)

The aggregate market value of the proposed development, assessed on the assumption that the development is complete at the date of valuation in the market conditions prevailing at that date.

Investment Value (or Worth)

The value of an asset to a particular owner or prospective owner for individual investment or operational objectives (RICS Valuation - Global Standards 2020).

Market Rent

The estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm's length transaction, after proper marketing and where the parties had each acted knowledgably, prudently and without compulsion (RICS Valuation - Global Standards 2020).

Market Value

The estimated amount for which an asset or liability should exchange on the valuation date between a willing buyer and a willing seller in an arm's length transaction, after proper marketing and where the parties had each acted knowledgably, prudently and without compulsion (RICS Valuation - Global Standards 2020).

Special Assumption

An assumption that either assumes facts that differ from the actual facts existing at the valuation date or that would not be made by a typical market participant in a transaction on the valuation date (RICS Valuation - Global Standards 2020).

Appendix 2: General assumptions and conditions applicable to all valuations

Unless otherwise agreed in writing and /or stated in our report, our Valuation will be carried out on the basis of the following general assumptions and conditions in relation to each Property that is the subject of our Report. If any of the following assumptions or conditions are not valid, this may be that it has a material impact on the figure(s) reported and in that event we reserve the right to revisit our calculations.

1. That the Property(ies) is/are not subject to any unusual or especially onerous restrictions, encumbrances or outgoings and good title can be shown. Should there be any mortgages or charges, we have assumed that the property(ies) would be sold free of them. We have not inspected the Title Deeds or Land Registry Certificate.

2. That we have been supplied with all information likely to have an effect on the value of the Property(ies), and that the information supplied to us and summarised in this Report is both complete and correct.

3. That the building(s) has/have been constructed and is/are used in accordance with all statutory and bye-law requirements, and that there are no breaches of planning control and any future construction or use will belawful.

4. That the Property(ies) is not adversely affected, nor likely to become adversely affected, by any highway, town planning or other schemes or proposals, and that there are no matters adversely affecting value that might be revealed by a local search, replies to usual enquiries, or by any statutory notice (other than those points referred to above).

5. That the building(s) is/are structurally sound, and that there are no structural, latent or other material defects, including rot and inherently dangerous or unsuitable materials or techniques, whether in parts of the building(s) we have inspected or not, that would cause us to make allowance by way of capital repair (other than those points referred to above). Our inspection of the Property(ies) and our Report do not constitute a building survey or any warranty as to the state of repair or refurbishment of the Property(ies). Our Valuation is on the basis that a building survey would not reveal material defects or cause us to alter our Valuation materially.

6. That there is unrestricted access to the Property(ies) and that the site(s) is/are connected, or capable of being connected without undue expense, to the public services of gas, electricity, water, telephones and sewerage.

7. Sewers, mains services and roads giving access to the Property(ies) have been adopted, and any lease provides rights of access and egress over all communal estate roadways, pathways, corridors, stairways and the use of communal grounds, parking areas and other facilities.

8. That in the construction or alteration of the building(s) no use was made of any deleterious or hazardous materials or techniques, such as high alumina cement, calcium chloride additives, woodwool slabs used as permanent shuttering and the like (other than those points referred to above). We have not carried out any investigations into these matters.

9. That the Property(ies) is/are free from environmental hazards and has/have not suffered any land contamination in the past, nor is likely to become so contaminated in the foreseeable future. We have not carried out any soil tests or made any other investigations in this respect, and we cannot assess the likelihood of any such contamination.

10. That any tenant(s) is/are capable of meeting its/their obligations, and that there are no arrears of rent or undisclosed breaches of covenant.

11. In the case of a Property(ies) where we have been asked to value the site under the special assumption that the Property(ies) will be developed, there are no adverse site or soil conditions, that the Property(ies) is/are not adversely affected by the Town and Country Planning (Environmental Impact Assessment) Regulations 2017 that the ground does not contain any archaeological remains, nor that there is any other matter that would cause us to make any allowance for exceptional delay or site or construction costs in our Valuation.

12. We will not make any allowance for any Capital Gains Tax or other taxation liability that might arise upon a sale of the Property(ies).

13. Our Valuation will be exclusive of VAT (if applicable).

14. No allowance will be made for any expenses of realisation.

15. Excluded from our Valuation will be any additional value attributable to goodwill, or to fixtures and fittings which are only of value in situ to the present occupier.

 16. When valuing two or more properties, or a portfolio, each property will be valued individually and no allowance will be made,  either positive or negative, should it form part of a larger disposal. The total stated will be the aggregate of the individualMarket Values.  17. In the case of a Property(ies) where there is a distressed loan we will not take account of any possible effect that the  appointment of either an Administrative Receiver or a Law of Property Act Receiver might have on the perception of theProperty(ies) in the market and its/their subsequent valuation, or the ability of such a Receiver to realise the value of theproperty(ies) in either of these scenarios.  18. No allowance will be been made for rights, obligations or liabilities arising under the Defective Premises Act 1972, and it will  be assumed that all fixed plant and machinery and the installation thereof complies with the relevant UK and EU legislation,insofar that the latter is applicable.  19. Our Valuation will be based on market evidence which has come into our possession from numerous sources, including  other agents and valuers and from time to time this information is provided verbally. Some comes from databases such asthe Land Registry or computer databases to which Savills subscribes. In all cases, other than where we have had a directinvolvement with the transactions being used as comparables in our Report, we are unable to warrant that the informationon which we have relied is correct.

 Appendix 3:  Further General Assumptions applicable to residential valuations  The following general assumptions apply to residential property valuations and are in addition to the generalassumptions at Appendix 2.  1. Where the Property comprises flats or maisonettes, unless instructed or otherwise aware to the contrary, we will assume  that:  (a) The costs of repairs and maintenance or the building and grounds are shared equitably between the flats and maisonettes.  (b) There are suitable, enforceable covenants between all leaseholds, or through the landlord or the owner.  (c) There are no onerous liabilities outstanding.  (d) There are no substantial defects, or other matters requiring expenditure (in excess of the current amount or assumed amount of service charge payable on an annual basis), expected to result in charges to the leaseholder, or owner of  the Property, during the next five years, equivalent to 10% or more of the reported Market Value.  2. Where the dwelling is leasehold and it is not possible to inspect the lease or details have not been provided, the following  further assumptions will be made, unless instructed to the contrary:  (a) The unexpired term of the lease is 85 years, and no action is being taken by any eligible party with a view to acquiring  the freehold or to extending the lease term.  (b) That there are no exceptionally onerous covenants upon the leaseholder.  (c) The lease cannot be determined except on the grounds of a serious breach of covenant in the existing lease agreement.  (d) If there are separate freeholders, head and/or other sub-head leaseholders, the terms and conditions of all the leases  are in the same form and contain the same terms and conditions.  (e)  The lease terms are mutually enforceable against all parties concerned.  (f)  There are no breaches of covenants or disputes between the various interests concerned.  (g)  The leases of all the properties in the building/development are materially the same.  (h) The ground rent stated or assumed is not subject to unreasonable review and is payable throughout the expired lease  term.  (i) In the case of blocks of flats or maisonettes of over six dwellings, the freeholder manages the property directly or there  is an appropriate management structure in place.  (j) There is a dutyholder, as defined in the Control of Asbestos Regulations 2012, and there are in place an asbestos  register and effective management plan, which does not require any immediate expenditure, pose a significant risk tohealth or breach of the Health and Safety Executive (HSE) regulations.  (k) Where the Property forms part of a mixed residential or commercially used block or development, there will be no  significant changes in the existing pattern of use.  (l) Where the Property forms part of a development containing separate blocks of dwellings, the lease terms of the  Property apply only to the block. There will be no requirement to contribute towards costs relating to the other parts ofthe development, other than in respect of common roads, paths, communal grounds and services.  (m) Where the Property forms part of a larger development, the ownership of which has since been divided, all necessary  rights and reservations have been reserved.  (n) There are no unusual restrictions on assignment or sub-letting of the Property for residential purposes.  (o) There are no outstanding claims or litigation concerning the lease of the Property or any others within the same  development.

 (p) Where the Property benefits from additional facilities within a development, the lease makes adequate provision for the lessee to continue to enjoy them with exceptional restriction, for the facilities to be maintained adequately, and that  there are no charges over and above the service charge for such use and maintenance.  3. In respect of insurance the following assumptions will be made, unless instructed otherwise:  (a) The Property can be insured under all-risks cover for the current reinstatement cost and is available on normal terms.  (b) There are no outstanding claims or disputes.  (c) Where individuals in a block makes separate insurance arrangements, the leases make provision for mutual  enforceability of insurance and repairing obligations and  (d) Any landlord responsible for insurance is required to rebuild the Property with the alterations that may be necessary to  comply with current Building Regulations and planning requirements.

 Bases of Value & General Assumptions and Conditions  Appendix 7  General Assumptions  Deutsche Bank AG  September 2020

Bases of Value & General Assumptions and Conditions

Assumption

A supposition taken to be true. It involves facts, conditions or situations affecting the subject of, or approach to, a valu ation that, by agreement, do not need to be verified by the valuer as part of the valuation process. Typically, an assumption is m ade where specific investigation by the valuer is not required in order to prove that something is true (RICS Valuation - Global Standards, 2020).

Depreciated Replacement Cost

The current cost of replacing an asset with its modern equivalent asset less ded uctions for physical deterioration and all relevant forms of obsolescence and optimisation (RICS Valuation - Global Standards, 2020).

Equitable Value

The estimated price for the transfer of an asset or liability between identified knowledgeable and willing parties that reflects the respective interests of those parties (IVS 104 - Bases of Value), (RICS Valuation - Global Standards 2020).

Existing Use Value

The estimated amount for which an asset or liability should exchange on the Valuation date between a w illing buyer and a willing seller in an arm's length transaction after proper marketing and where the parties had acted knowledgeably, prudently and without compulsion, assuming that the buyer is granted vacant possession of all parts of the asset required by the business and disregarding potential alternative uses and any other characteristics of the asset that would cause its market value to diffe r from that needed to replace the remaining service potential at least cost (RICS Valuation - Global Standards 2017, UK national supplement).

Existing Use Value is to be used only for valuing property that is owner occupied by a business, or other entity, for inclusi on in financial statements.

Existing Use Value for Social Housing (EUV-SH)

An opinion of the best price at which the sale of an interest in a property would have been completed unconditionally for a cash consideration on the valuation date, assuming:

a) a willing seller
b) that prior to the valuation date there had been a reasonable period (having regard to the nature of the property and the state of the market) for the proper marketing of the interest for the agreement of the price and terms and for the completion of the sale
c) that the state of the market, level of values and other circumstances were on any earlier assumed date of exchange of contracts, the same as on the date of valuation
d) that no account is taken of any additional bid by a prospective purchaser with a special interest
e) that both parties to the transaction had acted knowledge ably, prudently and without compulsion
f) that the property will continue to be let by a body pursuant to delivery of a service for the existing use
g) that the vendor would only be able to dispose of the property to organisations intending to manage their housing stock in accordance with the regulatory body's requirements
h) that properties temporarily vacant pending re-letting should be valued, if there is a letting demand, on the basis that the prospective purchaser intends to re-let them, rather than with vacant possession and
i) that any subsequent sale would be subject to all the same assumptions above. (UK VPGA 7)

External Valuer

A valuer who, together with any associates, has no material links with the client, an agent acting on behalf of the client or the subject of the assignment. (RICS Valuation - Global Standards 2020). Unless otherwise stated, External Valuer does not refer to the role of an external valuer within the context of the Alternative Investment Fund Managers Directive 2011/61/EU and i ts implementing provisions in the United Kingdom unless agreed otherwise in writing.

1

Bases of Value & General Assumptions and Conditions

savills

Fair Value

The price that would be received to sell an asset or paid to transfer a liability in an orderlytransaction between market participants at the measurement date (RICS Valuation - Global Standards 2020).

Gross Development Value (GDV)

The aggregate market value of the proposed development, assessed on the assumption that the development is complete at the date of valuation in the market conditions prevailing at that date.

Investment Value (or Worth)

The value of an asset to a particular owner or prospective owner for individual investment or operational objectives (RICS Valuation - Global Standards 2020).

Market Rent

The estimated amount for which an interest in real property should be leased on the valuation date between a willing lessor and a willing lessee on appropriate lease terms in an arm's length transaction, after proper marketing and where the parties had each acted knowledgably, prudently and without compulsion (RICS Valuation - Global Standards 2020).

Market Value

The estimated amount for which an asset or liability should exchange on the valuation date between a willing buyer and a willing seller in an arm's length transaction, after proper marketing and where the parties had each acted knowledgably, prudently and without compulsion (RICS Valuation - Global Standards 2020).

Special Assumption

An assumption that either assumes facts that differ from the actual facts existing at the valuation date or that would not be made by a typical market participant in a transaction on the valuation date (RICS Valuation - Global Standards 2020).

2

Bases of Value & General Assumptions and Conditions

Appendix 2: General assumptions and conditions applicable to all valuations

Unless otherwise agreed in writing and /or stated in our report, our Valuation will be carried out on the basis of the following general assumptions and conditions in relation to each Property that is the subject of our Report. If any of the following assumptions or conditions are not valid, this may be that it has a material impact on the figure(s) reported and in that event we reserve the right to revisit our calculations.

1. That the Property(ies) is/are not subject to any unusual or especially onerous restrictions, encumbrances or outgoings and good title can be shown. Should there be any mortgages or charges, we have assumed that the property(ies) would be sold free of them. We have not inspected the Title Deeds or Land Registry Certificate.

2. That we have been supplied with all information likel y to have an effect on the value of the Property(ies), and that the information supplied to us and summarised in this Report is both complete and correct.

3. That the building(s) has/have been constructed and is/are used in accordance with all statutory and b ye-law requirements, and that there are no breaches of planning control and any future construction or use will be lawful.

4. That the Property(ies) is not adversely affected, nor likely to become adversely affected, by any highway, town planning or other schemes or proposals, and that there are no matters adversely affecting value that might be revealed by a local search, replies to usual enquiries, or by any statutory notice (other than those points referred to above).

5. That the building(s) is/are structurally sound, and that there are no structural, latent or other material defects, including rot and inherently dangerous or unsuitable materials or techniques, whether in parts of the building(s) we have inspected or not, that would cause us to make allowance by way of capital repair (other than those points referred to above). Our inspection of the Property(ies) and our Report do not constitute a building survey or any warranty as to the state of repair or refurbishment of the Property(ies). Our Valuation is on the basis that a building survey would not reveal material defects or cause us to alter our Valuation materially.

6. That there is unrestricted access to the Property(ies) and that the site(s) is/are connected, or capable of being connected without undue expense, to the public services of gas, electricity, water, telephones and sewerage.

7. Sewers, mains services and roads giving access to the Property(ies) have been adopted, and any lease provides rights of access and egress over all communal estate roadways, pathways, corridors, stairways and the use of communal grounds, parking areas and other facilities.

8. That in the construction or alteration of the building(s) no use was made of any deleterious or hazardous materials or techniques, such as high alumina cement, calcium chloride additives, woodwool slabs used as permanent shuttering and the like (other than those points referred to above). We have not carried out any investigations into these matters.

9. That the Property(ies) is/are free from environmental hazards and has/have not suffered any land contamination in the past, nor is likely to become so contaminated in the foreseeable future. We have not carried out any soil tests or made any other investigations in this respect, and we cannot asses s the likelihood of any such contamination.

10. That any tenant(s) is/are capable of meeting its/their obligations, and that there are no arrears of rent or undisclosed breaches of covenant.

11. In the case of a Property(ies) where we have been asked to value the site under the special assumption that the Property(ies) will be developed, there are no adverse site or soil conditions, that the Property(ies) is/are not adversely affected by the Town and Country Planning (Environmental Impact Assessment) Regulations 2 017 that the ground does not contain any archaeological remains, nor that there is any other matter that would cause us to make any allowance for exceptional delay or site or construction costs in our Valuation.

12. We will not make any allowance for any Capital Gains Tax or other taxation liability that might arise upon a sale of the Property(ies).

3

Bases of Value & General Assumptions and Conditions

savills

13. Our Valuation will be exclusive of VAT (if applicable).

14. No allowance will be made for any expenses of realisation.

15. Excluded from our Valuation will be any additional value attributable to goodwill, or to fixtures and fittings which are only of value in situ to the present occupier.

16. When valuing two or more properties, or a portfolio, each property will be valued individually and no allowance will be made, either positive or negative, should it form part of a larger disposal. The total stated will be the aggregate of the individual Market Values.

17. In the case of a Property(ies) where there is a distressed loan we will not take account of any possible effect that the appointment of either an Administrative Receiver or a Law of Property Act Receiver might have on the perception of the Property(ies) in the market and its/their subsequent valuation, or the ability of such a Receiver to realise the value of the property(ies) in either of these scenarios.

18. No allowance will be been made for rights, obligations or liabilities arising under the Defective Premises Act 1972, and it w ill be assumed that all fixed plant and machinery and the installation thereof complies with the rel evant UK and EU legislation, insofar that the latter is applicable.

19. Our Valuation will be based on market evidence which has come into our possession from numerous sources, including other agents and valuers and from time to time this information is provid ed verbally. Some comes from databases such as the Land Registry or computer databases to which Savills subscribes. In all cases, other than where we have had a direct involvement with the transactions being used as comparables in our Report, we are unab le to warrant that the information on which we have relied is correct.

4

 Bases of Value & General Assumptions and Conditions  Appendix 3: Further General Assumptions applicable to residential valuations  The following general assumptions apply to residential property valuations and are in addition to the generalassumptions at Appendix 2.  1. Where the Property comprises flats or maisonettes, unless instructed or otherwise aware to the contrary, we will assume  that:  (a) The costs of repairs and maintenance or the building and grounds are shared equitably betwe en the flats and maisonettes.  (b) There are suitable, enforceable covenants between all leaseholds, or through the landlord or the owner.  (c) There are no onerous liabilities outstanding.  (d) There are no substantial defects, or other matters requiring expenditure (in excess of the current amount or assumed amount of service charge payable on an annual basis), expected to result in charges to the leaseholder, or owner of  the Property, during the next five years, equivalent to 10% or more of the reported Market Value.  2. Where the dwelling is leasehold and it is not possible to inspect the lease or details have not been provided, the following  further assumptions will be made, unless instructed to the contrary:  (a) The unexpired term of the lease is 85 years, and no action is being taken by any eligible party with a view to acquiring  the freehold or to extending the lease term.  (b) That there are no exceptionally onerous covenants upon the leaseholder.  (c) The lease cannot be determined except on the grounds of a serious breach of coven ant in the existing lease agreement.  (d) If there are separate freeholders, head and/or other sub-head leaseholders, the terms and conditions of all the leases  are in the same form and contain the same terms and conditions.  (e)  The lease terms are mutually enforceable against all parties concerned.  (f)  There are no breaches of covenants or disputes between the various interests concerned.  (g)  The leases of all the properties in the building/development are materiallythe same.  (h) The ground rent stated or assumed is not subject to unreasonable review and is payable throughout the expired lease  term.  (i) In the case of blocks of flats or maisonettes of over six dwellings, the freeholder manages the propertydirectly or there  is an appropriate management structure in place.  (j) There is a dutyholder, as defined in the Control of Asbestos Regulations 2012, and there are in place an asbestos  register and effective management plan, which does not require any immediate expenditure, pose a significant risk tohealth or breach of the Health and Safety Executive (HSE) regulations.  (k) Where the Property forms part of a mixed residential or commercially used block or development, there will be no  significant changes in the existing pattern of use.  (l) Where the Property forms part of a development containing separate blocks of dwellings, the lease terms of the  Property apply only to the block. There will be no requirement to contribute towards costs relating to the other parts ofthe development, other than in respect of common roads, paths, communal grounds and services.  5

 Bases of Value & General Assumptions and Conditions  (m) Where the Property forms part of a larger development, the ownership of which has since been divided, all necessary rights and reservations have been reserved.  (n) There are no unusual restrictions on assignment or sub-letting of the Propertyfor residential purposes.  (o) There are no outstanding claims or litigation concerning the lease of the Property or any others within the same development.  (p) Where the Property benefits from additional facilities within a development, the lease makes adeq uate provision for the lessee to continue to enjoy them with exceptional restriction, for the facilities to be maintained adequately, and that  there are no charges over and above the service charge for such use and maintenance.  3. In respect of insurance the following assumptions will be made, unless instructed otherwise:  (a) The Property can be insured under all-risks cover for the current reinstatement cost and is available on normal terms.  (b) There are no outstanding claims or disputes.  (c) Where individuals in a block makes separate insurance arrangements, the leases make provision for mutual enforceability of insurance and repairing obligations and  (d) Any landlord responsible for insurance is required to rebuild the Property with the alterations that maybe necessaryto comply with current Building Regulations and planningrequirements.  6

 Bases of Value & General Assumptions and Conditions  Appendix 8  Fire Safety and External Wall system information  Deutsche Bank AG September 2020  7

Residential Buildings with External Wall Systems

Please provide as much detail as possible about any properties which have external wall systems by answering the following questions.

These questions should be answered by your Head of Assets or a senior member of your assets team.

1. ***Do you have any multi storey or multi occupied residential buildings within the portfolio that have either external wall systems? Please provide a schedule of the properties concerned including details of the types of wall systems in place.***

   Bloom apartments
   Block C HA rented units specifically comprises of 12 one, two and three bed units set over Ground + 5 storeys within 1 stair core. The construction is generally RC frame with SFS/ masonry external wall. The cladding appears to be made of brick.
   Duncan House:
   The external façade details confirming the external cladding system is made up of a concrete panel ("Techcrete") with mineral fibre insulation. The design is in accordance with the 2010 building regulations.

2. ***Please confirm that you have conformed with the External Wall Fire Review process and, for any buildings with potentially combustible external wall systems, have obtained an External Wall Survey (EWS1) by a competent chartered professional with suitable fire expertise, within the last five years or since any alterations.***

   Bloom House & Duncan House:
   No EWS1 is held on file and I believe this is due to the building's external wall system conforming to Building Reg 2018 although it was rightly not certified under this revision of the regulations.

3. ***Please provide a copy of the EWS1 forms where available and applicable i.e. for any multi storey building where concern about the external wall system exists.***

   Bloom House & Duncan House:
   Not applicable.

4. ***Please confirm that the advice issued by the Government's Building Safety Programme, in particular in the Advice Note published 20 January 2020, has been followed and complied with.***
   Bloom House:
   Not all aspects of the advice note will be complied with. For instance the guidance around balcony floor finishes (here, it is treated wood). The construction of the building was largely complete at the point of the issuing of this advice note (and the advice notes issued prior to January 2020). This building completed construction in Feb 2020.
   Duncan House:
   As with Bloom House, Duncan House, construction completed by Oct 2019 and we cannot confirm that all aspects of the guidance issued in January 2020 was complied with.

5. ***Where relevant please confirm that you or your appointed competent professional advisors(s) are satisfied that, for any multi occupancy residential buildings with external wall systems, the systems have been installed and maintained appropriately in accordance with the manufacturers recommendations?***

   Bloom House:
   As a buyer of the property we are relying on the building control and building warranty inspections and subsequent findings to ensure that installation was undertaken in line with manufacturers recommendations. Maintenance is not required as the systems are less than a year old.

Duncan House:
As a buyer of the property we are relying on the building control and building warranty inspections and subsequent findings to ensure that installation was undertaken in line with manufacturers recommendations. Maintenance is dealt with by the buildings freeholder and managing agent as Sage own only flat leases which excludes the external wall build-up.

6. ***If you are not able to provide such confirmation, please confirm which of the buildings are affected and what actions you have taken, or propose to take, to follow the advice given in the above Building Safety Programme Advice Note dated January 2020. Please provide cost estimates of any remedial work which has been undertaken, is underway or planned, together with supporting details (e.g. professional reports).***

   Bloom House & Duncan House:
   No action is taking place to our knowledge.

7. ***Please confirm that you have up to date fire risk assessments, that any items which have been categorised as 1 (urgent) have been addressed and rectified, and that you are taking general fire precautions for these buildings within the scope of the Regulatory reform (Fire Safety) order 2005 and Regulation B4(1) of the Buildings Regulations.***

   Bloom House & Duncan House:
   A FRA was undertaken voluntarily by Sage prior to occupation and all relevant findings were remediated before occupation of the block. An annual inspection and FRA will be undertaken annually or as required by law.

8. ***Please provide details of any other measures you have taken to ensure tenant safety.***

   Bloom House & Duncan House:
   None. All actions recommended by the FRA were seen to.

9. ***Where you are not the freeholder of the building, please provide evidence that the freeholder has undertaken all of the requirements referred to above and has provided you with evidence that they have done so.***

   Bloom House:
   Not applicable- we are the freeholder.

   Duncan House:
   We do not yet have this evidence however no remedial work is planned for the building and no maintenance, or FRA is due.

10. ***Finally, please provide a declaration that the information provided in response to these questions is complete and accurate to the best of your knowledge.***

    This information is accurate to the best of my knowledge.

23 January 2020

 Sept 2020 - Comparables Sheet  Appendix 9  Comparable Investment Transactions  Sage Social Housing  September 2020  1

Deutsche Bank AG

Investment Transactions

We provide below a summary of investment transactions from the past 24 months as follows:

Greater London

Totteridge Place, Highbrook House, Quayle Crescent, N20



Date Sold:	December 2018
Price:	£16,450,000
Gross Initial Yield:	3.70%
Net Initial Yield:	2.62%
Discount to VP:	c20%

Totteridge Place is a development by Crest Nicholson located within Totteridge, Barnet. The scheme fronts High Road within the town centre, with Totteridge & Whetstone underground station (Northern Line) located within ½ mile to the north.

A portfolio of 34 apartments was acquired by a residential REIT at the end of 2018. The portfolio comprised 11 one bed, 16 two bed and 7 three bed flats, located within Block D. The acquisition was a forward commit purchase of a broken block.

The strategy of the REIT was to use GLA funding to convert the units to shared ownership tenure. The purchase price was £16,450,000, which equated to a gross yield of 3.70%, a gross yield after purchasers costs of 3.50%, and a net initial yield after a deduction of operational expenditure of 25% of 2.62%. The discount from vacant possession was approximately 20%.

Deutsche Bank AG September 2020

Sept 2020 – Comparables Sheet

North West

Hilton House, Lord Street, Stockport



Date Sold:	Q2 2018
Price:	c£5,600,000
Gross Initial Yield:	7.25%
Net Initial Yield:	4.60%

Hilton House is a former office building situated within a 5 minute walk of Stockport rail station. The scheme has consent for conversion to provide 52 apartments, comprising 21 one bedroom apartments and 31 two bedroom apartments, with 55 car parking spaces also provided.

Confidentially the scheme is currently under offer to a Housing Association who has agreed to forward purchase the units upon completion. The Estimated Rental Value was £426,660 per annum, however the scheme was subject to a ground rent of £20,000 per annum payable to the Council. As such the gross rent reduced to £406,660 before an allowances for operating expenditure were considered.

The purchase price based off the adjusted gross rental equated to a gross initial yield of 7.25%, and a net initial yield of 4.60%. The discount from aggregate vacant possession value was approximately 10%, with the price paid equating to £187 per sq ft NSA.

Sage Social Housing September 2020 2

Sept 2020 – Comparables Sheet

savills

Carlton House, 153 Upper Chorlton Road, Manchester, M16 7SH



Date Sold:	Q2 2018
Price:	£3,200,000
Gross Initial Yield:	6.22%
Net Initial Yield:	4.40%

Carlton House is a purpose built apartment scheme situated within the Whalley Range area of south Manchester. The area is popular and is seen a more affordable alternative to Chorlton and Didsbury which are situated in close proximity to the south. The scheme comprises 20 three bedroom apartments, all let and producing £199,080 per annum.

The flats internally are modern and well presented, with the specification contemporary and desirable. The flats comprise between 730 sq ft and 800 sq ft, with the majority benefiting from balconies. Along with 16 under cover car parking space, a large residents garden is provided to the rear.

The property sold in Q2 2018 for £3,200,000, with the guide seeking offers in excess of £2,700,000. The purchase price reflects a gross initial yield of 6.22% (5.88% after purchasers costs), and a net yield after 25% operational costs of 4.40%. Assuming an average end value of £190,000 per apartment, the purchase price reflects a discount from vacant possession of approximately 15%.

The Rock, Bury



Date Sold:	June 2017
Price:	£22.1 million
Gross Initial Yield:	7.35%
Net Initial Yield:	4.80%

Sage Social Housing September 2020 3

Sept 2020 – Comparables Sheet

The Rock comprises a modern shopping centre investment located in Bury town centre owned by Kennedy Wilson Europe. The investor completed an apartment development within the scheme in 2014 following their acquisition of the investment. The investment comprises 233 units and is reported to be 97% occupied.

In June 2017 Grainger completed the acquisition of a leasehold interest in the PRS investment for £22.1 million. This was reported to reflect a net yield of c.5%, albeit the sale has been analysed confidentially at 4.80% after deduction of operating costs and purchase costs. The operating costs were higher, which reflected the residential incorporating a service charge for the wider building. The Gross Yield was 7.35% (6.97% after purchasers costs) off a passing rental of £1,629,120 per annum.

North East / Yorkshire

Redworth Court and Freeman, Saxton Gardens, Leeds, LS9 8DU



Date Sold:	Q4 2018
Price:	£2,825,000
Gross Yield:	7.30%
Net Yield:	5.20%

This is an unbroken freehold estate comprising 14 houses and 10 flats situated just over 1 mile to the east of Leeds city centre. The scheme is recently built, with 22 of the units let at the time of sale, generating £169,860 per annum. Once fully let the estimated rental value was £207,000 per annum.

The units were modern and benefitted from a contemporary and appealing specification. Only four were new build, with the remainder being full redevelopment of existing properties, which along with internal works included new roofs, windows and external brick treatment.

The portfolio was marketed on a private treaty basis and was purchased for £2,825,000. Based on the ERV of £207,000 per annum, the purchase price reflects a gross yield of 7.30%, a gross yield after purchaser's costs of 6.90% and a net yield (assuming 25% deduction for operational expenditure) of 5.20%.

Sage Social Housing September 2020 4

Sept 2020 – Comparables Sheet

savills

Midlands

Bourneville Park, Manor House Drive, Birmingham, B31 2FN



Date Sold:	Under Offer
Price:	£5,040,000
Discount to VP:	11%

Bourneville Park is a development by Crest Nicholson located within Bourneville, which is a southern suburb of Birmingham. A Registered Provider has submitted an offer to acquire a block of 29 apartments, comprising 20 one bedroom units and 9 two bedroom units. The purchaser's strategy following acquisition is to convert the units into shared ownership with grant funding being provided by Homes England.

We do not have an analysis of yield metrics, however the price paid reflected a discount from vacant possession of 11%.

Houlton Meadows, Crick Road, Rugby, CV23 0AB



Date Sold:	Under Offer
Price:	£10,974,000
Gross Initial Yield:	4.60%
Net Initial Yield:	3.25%
Discount to VP:	12%

Houlton Meadows is a development by Bellway Homes. It is situated within Rugby, approximately 4 miles to the east of the centre, but within 1 mile of Junction 18 of the M1 Motorway. A portfolio of 47 properties is currently under offer to a Registered Provider, comprising 9 two bed flats, 5 two bed houses, 20 three bed houses and 13 four bed houses. The purchaser's strategy is to use Homes England grant to switch the tenure of the units from private sale to shared ownership.

Sage Social Housing September 2020 5

Sept 2020 – Comparables Sheet

The purchase price reflected a gross yield of 4.60%, a gross yield after purchaser's costs of 4.34% and an estimated net yield assuming 25% operational costs of 3.25%. The discount from vacant possession was 12%.

Vaughan Way, Leicester



Date Sold:	May 2017
Price:	£39,184,000
Gross Initial Yield:	6.80%
Net Initial Yield:	4.10%

Long Harbour exchanged contracts with the Sowden Group to deliver 297 homes for rent on the site adjacent to the Highcross car park in Vaughan Way in the centre of Leicester. The site lies within Leicester's strategic regeneration area, and is directly opposite the new extension of the High Cross shopping centre.

The scheme has been specifically designed for the Private Rented Sector ('PRS') and will offer tenants a concierge service, private amenity space and rooftop gardens. Winvic are appointed contractor, with target completion expected in April 2019.

The purchase price of £39,184,000 was based on an estimated rental value of £2,662,000 per annum, which devalues to a Gross Yield of approximately 6.80%. We understand the net yield Long Harbour are targeting is around 4.1%, with the transaction a forward fund.

South East

Hanwell View, Southam Road, Banbury, Oxfordshire, OX16 1ST


Bellway

Date Sold:	Under Offer
Price:	£1,950,000
Gross Initial Yield:	4.70%
Net Initial Yield:	3.30%
Discount to VP:	10%

Sage Social Housing September 2020 6

Sept 2020 – Comparables Sheet

savills

Hanwell View is a development by Bellway Homes. It is situated approximately 2 miles to the north of Banbury. A small portfolio of 8 houses (two 2 bed houses and six 3 bed houses) is being acquired by a Registered Provider, with the intention of switching the tenure of the houses from private tenure to shared ownership using Homes England grant.

The units are under offer of £1,950,000, which devalues to a gross initial yield of 4.7%, a gross initial yield after purchaser's costs of 4.44% and a net yield after deduction of operation expenditure of 25% of 3.3%. The discount from vacant possession value was 10%.

Scotland

Stewart Calder Portfolio, Edinburgh Wide





Date Sold:	July 2017
Price:	£4,070,000
Gross Initial Yield:	6.43%
Net Initial Yield:	4.20%
Discount to VP:	16%

A portfolio of 36 properties sold for £4,070,000 in July 2017. The passing rent was £261,648 per annum reflecting a gross yield of 6.43% (6% after purchasers costs), and a net yield assuming a 30% operational expenditure deduction of 4.20%. The aggregate vacant possession value of the individual properties was put at £4.8m, therefore showing c. 16% discount.

The assets were located across Edinburgh with the majority located in the lower value area of Sighthill (64%) on the western fringe of the city and Meadowbank (19%) to the east of the city centre.

The portfolio comprised a mix of two and three bedroom flats and were let on a mixture of Short Assured (29), Assured (3) and Regulated (4) tenancy agreements. Assured and regulated tenancies provide the tenants with protected occupation for their lifetimes and any qualifying successors.

The portfolio was acquired by a London based investment company seeking higher yielding regional portfolios. This portfolio offered multiple asset managed opportunities over a medium term (5-10 year hold).

Sage Social Housing September 2020 7

Sept 2020 – Comparables Sheet

savills

The Ropeworks, Leith



Date Sold:	Q4 2018
Price:	£3,280,000
Gross Initial Yield:	6.10%
Net Initial Yield:	4.25%
Discount to VP:	10%

We are aware of an investor sale of 15 apartments within a single stair at The Ropework development (planned to comprise 600 residential units in total) at Leith Links to the north of the city.

This was a forward commitment with the units likely to be completed at the end of 2018. The sale included a mix of 1, 2 and 3 bedroom apartments, with an average floor area of 857 sqft. Based on the reported purchase price of £3,28,000, the sale equated to £254/ sqft, a c. 10% discount from individual listed prices at the point the sale was agreed.

Based on an estimated rental value of c. £200,000 per annum, this sale reflects a c.6.1% gross yield (5.75% after purchasers costs) and a net yield after 30% operational expenditure deduction of 4.00%. The properties were bought by an Edinburgh based private equity fund.

National

Bellway Portfolio UK

This comparable is the forward purchase of 27 residential units across three regional locations; Atherton, Hyde and Nottingham by Hearthstone. The sale was agreed in January 2019 for a price of approximately £4.52m. Having assessed the unit values, and allowing for purchasers costs, we have analysed the discount to aggregate vacant possession value pre costs to be 15.5% and post costs is 10.61%.

Linden Portfolio UK

This comparable is the forward purchase of 72 residential units across four regional locations; Pontefract, Exeter, Cawston and Bicester by Hearthstone. The sale was agreed in December 2018 for a price of approximately £16.2m. Having assessed the unit values, and allowing for purchasers costs, we have analysed the discount to aggregate vacant possession value pre costs to be 10.86% and post costs is 5.67%.

Sage Social Housing September 2020 8

Sept 2020 – Comparables Sheet

Project Conker – 171 residential units across 4 schemes in Manchester, Birmingham, Nottingham and Droylsden



Date Sold: February 2018

Price: £24,325,000

Gross Initial Yield: 5.80%

Net Initial Yield: 4.00%

Project Conker comprises 171 apartments located within 4 buildings:

- Heathcoat House, Nottingham — 41 units (freehold)
- Engels House, New Islington, Manchester — 38 units (leasehold)
- Mica Point, Birmingham — 62 units (leasehold)
- Medlock Place, Droylsden — 30 units (freehold)

The portfolio was stabilised, with occupancy at 96.49%. The passing rent was £1,412,184 per annum, with the marketing agents estimating an estimated rental value of £1,536,360. The portfolio was guided with offers being sought in excess of £23.79 million, which reflected a gross yield of 5.93% (5.60% after purchasers costs) based on the passing rent.

The portfolio was acquired by Hearthstone for £24.325 million, which reflected a gross yield of 5.80% (5.49% after purchasers costs), with the reversionary gross yield based on the rental value of 6.3% (6% after purchasers costs). The investment price per sq ft was £243.

We have been unable to obtain a breakdown of the pricing Hearthstone paid for the individual lots, however the guide price on Heathcoat House, was £5,430,000, which reflected a gross yield on rental value of 6.5% (6% after purchasers costs), with an average investment price psf of £216. This is a good comparable demonstrating the pricing investors are willing to pay for regional diversified portfolios of stabilised assets.

Sage Social Housing September 2020 9

Andy Smith BSc MRICS IRRV
Director

+44 (0) 20 7409 5993
+44 (0) 7967 555 480
ADSmith@savills.com

Kathryn Devine BSc Hons MRICS
Associate Director

+44 (0) 20 7409 5977
+44 (0) 78 0799 9861
KDevine@savills.com

Fabian Watts MRICS
Director

+44 (0) 20 016 3701
+44 (0) 7976 538 999
fabian.watts@savills.com

Sage Social Housing
Savills.co.uk
September 2020
savills